Exhibit 10.1

Execution Version

INCREASE AGREMENT, JOINDER, AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

This Increase Agreement, Joinder, and First Amendment to Amended and Restated Credit Agreement (herein, this “Amendment”) is entered into as of October 28, 2026, among Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), Alpine Income Property Trust, Inc., a Maryland corporation, as a Guarantor (“Parent”), the Guarantors party hereto, each Additional Lender, the other Lenders party hereto, and Truist Bank (“Truist”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

A.The Borrower, the Parent, certain Material Subsidiaries of the Borrower, as guarantors (the “Guarantors”), the financial institutions party thereto (the “Lenders”), and the Administrative Agent entered into that certain Amended and Restated Credit Agreement, dated as of February 4, 2026 (as amended and in effect immediately prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Amendment and as the same may be further amended, restated, supplemented or otherwise modified, including by this Amendment, the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.The Borrower has requested pursuant to Section 1.15 of the Credit Agreement that the Lenders agree to increase the aggregate amount of the Revolving Credit Commitments to $325,000,000 (the “Revolving Credit Increase”) and provide an Incremental Term Loan Facility in the amount of $100,000,000 (the “2030 Incremental Term Loan Facility”).
C.The Borrower, the Administrative Agent and the Lenders party hereto propose to amend the Credit Agreement to, among other things, provide for the Revolving Credit Increase and the 2030 Incremental Term Loan Facility and make certain other modifications to the Credit Agreement, in each case, on the terms and conditions set forth in this Amendment and, in connection with the Revolving Credit Increase and the 2030 Incremental Term Loan Facility, the Borrower has requested that Capital One, National Association and Associated Bank, National Association  (collectively, the “Additional Lenders”) be joined as Revolving Credit Lenders and/or 2030 Term Lenders under the Credit Agreement, as set forth herein.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	JOINDER OF ADDITIONAL LENDERS.

1.1.Upon the satisfaction of the conditions precedent set forth in Section 4 below, each Additional Lender agrees to become a Lender pursuant to and in accordance with the Credit Agreement with the Commitments of each Class as set forth in Schedule 1 attached to this Amendment and to be bound by the terms of the Credit Agreement and the other Loan Documents

4974220.9

as a Lender thereunder and have the rights and obligations of a Lender of each applicable Class thereunder.
1.2.Each Additional Lender: (a) confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender of each applicable Class; and (e) acknowledges that it has delivered to the Administrative Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service (together with any additional supporting documentation required pursuant to applicable Treasury Department regulations or such other evidence satisfactory to the Borrower and the Administrative Agent) in order to certify such Additional Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to it in respect of the Loans or under the Credit Agreement and the other Loan Documents.
1.3.Following the execution of this Amendment by all parties hereto, this Amendment will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.  Upon the satisfaction of the conditions precedent in Section 4 of this Amendment, each Additional Lender shall be a party to the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
SECTION 2.	Increase In Commitments.

Subject to the satisfaction of the conditions precedent set forth in Section 4 below:

2.1The parties hereto agree and acknowledge that, effective as of the First Amendment Effective Date and subject to the conditions precedent set forth in Section 4 below, (i) the aggregate amount of the Revolving Credit Commitments is $325,000,000, (ii) the aggregate amount of the 2029 Term Loan Commitments is $100,000,000, (iii) the aggregate amount of the 2030 Term Loan  Commitments is $100,000,000, and (iv) the aggregate amount of the 2031 Term Loan Commitments is $100,000,000.
2.2By its signature below, each Revolving Lender party hereto that is providing any portion of the Revolving Credit Increase (each, an “Increasing Revolving Lender”) and each Lender party hereto with a 2030 Term Loan Commitment set forth on Schedule 1 attached to this Amendment (each, a “2030 Term Lender”) hereby acknowledges, agrees and confirms that on the First Amendment Effective Date and subject to the conditions precedent set forth in Section 4 below, the Commitments for each Increasing Revolving Lender and each 2030 Term Lender under the Credit Agreement is set forth on Schedule 1 attached to this Amendment.
2.3The 2030 Term Lenders, severally and not jointly, hereby agree to make 2030 Term Loans to the Borrower in the principal amount set forth opposite their respective names on Schedule 1 attached to this Amendment on the First Amendment Effective Date subject to the conditions precedent set forth in Section 4 below and the terms of the Credit Agreement; provided that, after giving effect to such 2030 Term Loans, (i) the aggregate principal amount of the 2030 Term Loans shall not exceed the aggregate amount of the 2030 Term Loan Commitment, (ii) the Outstanding Amount of each 2030 Term Lender’s 2030 Term Loans shall not exceed such Term Lender’s Applicable Percentage of the 2030 Term Facility, and (iii) the Total Outstandings shall not exceed the Adjusted Availability as then determined and computed.  On the First Amendment Effective Date subject to the conditions precedent set forth in Section 4 below, the 2030 Term Loan Commitments and 2030 Term Loans shall automatically and without further action by any Person constitute, for all purposes of the Credit Agreement and the other Loan Documents, Commitments and Term Loans, respectively.
2.4On the First Amendment Effective Date the outstanding principal balance of the Revolving Loans and the participation interests of the Revolving Lenders in any outstanding Letters of Credit shall be reallocated among the Revolving Lenders pursuant to Section 1.15 of the Credit Agreement. The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the Commitment allocations effected hereunder on the First Amendment Effective Date.  Each Additional Lender shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the First Amendment Effective Date.  The Administrative Agent shall distribute on the First Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section.
2.5Consent.  By their signature below, the Required Lenders, including the Required Class Lenders for the 2031 Term Facility, hereby consent to the incurrence of the 2030 Term Facility notwithstanding any requirement in Section 1.15(b) that any Incremental Term Loans not mature earlier than the latest Maturity Date for any then-existing Facility.
SECTION 3.	Amendments to Credit Agreement.

Subject to the satisfaction of the conditions precedent set forth in Section 4 below:

3.1The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth on the pages of the Credit Agreement attached hereto as Annex A.
3.2Schedule 1 to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 1 attached to this Amendment.

SECTION 4.	Conditions Precedent.
4.1The Borrower, the Guarantors, the Increasing Revolving Lenders, the 2030 Term Lenders, other Lenders constituting the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment to the Administrative Agent.
4.2The Borrower shall have delivered to the Administrative Agent, to the extent requested by any Increasing Revolving Lender or 2030 Term Loan Lender, a duly executed Note of the Borrower dated the date hereof and otherwise in compliance with the provisions of Section 1.10 of the Credit Agreement.
4.3The Administrative Agent shall have received copies of resolutions of the Borrower’s, Parent’s, and each Material Subsidiary’s Board of Directors (or similar governing body) authorizing the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby.
4.4The Administrative Agent shall have received copies of the Borrower’s, Parent’s, and each Material Subsidiary’s articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary, or to the extent the same have not been amended since last delivered to the Administrative Agent, a certificate from its Secretary or Assistant Secretary certifying the same.
4.5The Administrative Agent shall have received a written opinion of counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent.
4.6The Administrative Agent shall have received copies of a certificate of good standing for the Borrower and Parent (dated no earlier than forty-five (45) days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization.
4.7The Administrative Agent shall have received notice required by Section 1.6 of the Credit Agreement in respect of the Borrowings contemplated in this Amendment to occur on the First Amendment Effective Date.
4.8The Borrower shall have delivered to the Administrative Agent a Compliance Certificate, dated as of the date hereof and calculated on a pro forma basis after giving effect to the Revolving Credit Increase and the 2030 Incremental Term Loan Facility and other modifications contemplated herein.
4.9The Administrative Agent and each applicable Lender shall have received any documentation or other information reasonably required by the Administrative Agent or such Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Patriot Act.
4.10At least three (3) days prior to the First Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification in relation to it.

4.11The Administrative Agent and any other Lead Arranger requesting same shall have received a supplemental fee letter(s), duly executed by the Borrower.
4.12The Administrative Agent and the Arrangers shall have received the fees in respect of the Revolving Credit Increase and the 2030 Incremental Term Loan Facility described herein agreed to in writing between such parties and the Borrower.
4.13The Administrative Agent shall have received such other agreements, instruments, documents, and certificates as the Administrative Agent may reasonably request, and legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.
SECTION 5.	Representations.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent the same expressly relate to an earlier date (in which case, the same shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of such earlier date), (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment or the Credit Events contemplated herein, and (c) after giving effect to the Credit Events contemplated herein, the sum of the aggregate principal amount of Revolving Loans and L/C Obligations outstanding, when taken together with the aggregate principal amount of Term Loans then outstanding, shall not exceed the Adjusted Availability.

SECTION 6.	Miscellaneous.
6.1Except as specifically amended herein, the Existing Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with their original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement or any other Loan Document, any reference in any of such items to the Credit Agreement and each other Loan Document being sufficient to refer to the Credit Agreement or such Loan Document as amended hereby.
6.2The Borrower agrees to pay all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.

6.3Each Guarantor consents to the amendments, modifications and waivers to the Credit Agreement and other Loan Documents as set forth herein and confirms all of its obligations under its Guaranty remain in full force and effect.  Furthermore, each Guarantor acknowledges and agrees that the consent of the Guarantors, or any of them, to any further amendments, modifications or waivers to the Credit Agreement shall not be required as a result of this consent having been obtained.
6.4The Borrower and the Guarantors acknowledge that the Preliminary Statements set forth above are true and correct.  This Amendment is a Loan Document.  This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of executed counterparts of this Amendment by Adobe portable document format (a “PDF”) via e-mail or by facsimile shall be effective as an original.  The words “execution”, “executed”, “signed”, “signature” and words of similar import in or related to this Amendment and the other Loan Documents shall be deemed to include electronic signatures and the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent for the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar applicable state laws based on the Uniform Electronic Transactions Act.  This Amendment, and the rights and the duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.

[Signature Pages Follow]

This Increase Agreement, Joinder, and First Amendment to Amended and Restated Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Alpine Income Property OP, LP,
a Delaware limited partnership

By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By	/s/ Daniel E. Smith

Name: Daniel E. Smith

Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

“Guarantors”

“Parent”

Alpine Income Property Trust, Inc.,

a Maryland corporation

By:/s/ Daniel E. Smith

Name: Daniel E. Smith

Title:	Senior Vice President, General Counsel and Corporate Secretary

“Material Subsidiaries”

Indigo Henry LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its member
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member
By:	/s/ Daniel E. Smith
Name:	Daniel E. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signatures Continue on Next Page]

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

CTO19 Albany GA LLC

CTO19 Troy WI LLC

PINE20 Barker LLC

PINE20 Bingham LLC

PINE20 Blanding LLC

PINE20 Chazy LLC

PINE20 Cut & Shoot LLC

PINE20 Del Rio LLC

PINE20 Hammond LLC

PINE20 Harrisville LLC

PINE20 Heuvelton LLC

PINE20 Howell MI LLC

PINE20 Kermit LLC

PINE20 Limestone LLC

PINE20 Milford LLC

PINE20 Newtonsville LLC

PINE20 Odessa LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member
By:	/s/ Daniel E. Smith
Name:	Daniel E. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signatures Continue on Next Page]

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

PINE20 Salem LLC

PINE20 Seguin LLC

PINE20 Somerville LLC

PINE20 Tyn LLC

PINE20 Willis LLC

PINE20 Winthrop LLC

PINE21 Acquisitions LLC

PINE21 Acquisitions II LLC

PINE21 Acquisitions III LLC

PINE21 Acquisitions V LLC

PINE21 Acquisitions VII LLC

PINE21 Acquisitions VIII LLC

PINE21 Acquisitions IX LLC

PINE21 Acquisitions X LLC

PINE22 ACQ 3 LLC

PINE22 Malden Mo LLC

PINE22 Maple LLC

PINE22 Wash Mo LLC

PINE23 IN Lender LLC

PINE23 TN Lender LLC

PINE24 Concord LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member
By:	/s/ Daniel E. Smith
Name:	Daniel E. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signatures Continue on Next Page]

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

PINE24 Downers Grove LLC

PINE24 Knoxville LLC

PINE24 Mt Carmel OH LLC

PINE24 Oceanside BH LLC

PINE24 Oceanside MV LLC

PINE24 Oceanside SB LLC

PINE24 Short Pump LLC

PINE25 CR Austin LLC

PINE25 Cornerstone LLC

PINE25 Fremont LLC

PINE25 Longcliff LLC

PINE25 MM 2 LLC

PINE25 Ormond Beach LLC

PINE25 Parham LLC

PINE25 Rivana LLC

PINE25 Riverpoint LLC

PINE25 Stone Mountain LLC

PINE25 STONEDALE LLC

PINE25 Tupelo LLC

PINE25 Westminster LLC

PINE 25 Willowbrook LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member
By:	/s/ Daniel E. Smith
Name:	Daniel E. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

PINE24 COOLRAY LLC

PINE26 APOLLO IP 2 LLC

PINE26 APOLLO IP 9 LLC

PINE26 ASHEVILLE LLC

PINE26 ASPEN COLORADO LLC

PINE26 CHANDLER LLC

PINE26 COVINGTON LLC

PINE26 DENVER LLC

PINE26 EDMOND LLC

PINE26 FAIRFAX LLC

PINE26 LAKE GENEVA LLC

PINE26 TRENTON LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:/s/ Daniel E. Smith

Name:Daniel E. Smith

Title:	Senior Vice President, General Counsel and Corporate Secretary

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

PINE25 El Paso LLC

PINE25 MM LLC

PINE25 Stockton LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:/s/ Philip R. Mays

Name:Philip Mays Title:Senior Vice President, Chief Financial Officer, and Treasurer

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

“Administrative Agent”

Truist Bank,

as Administrative Agent

By: /s/ Ryan C. Almond

Name: Ryan C. Almond

Title: Director

“Lenders”

Truist Bank,

as a Lender

By: /s/ Ryan C. Almond

Name: Ryan C. Almond

Title: Director

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP ]

KEYBANK, N.A.,

as a Lender

By: /s/ Gregory W. Lane

Name: Gregory W. Lane

Title: Vice President

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP ]

RAYMOND JAMES BANK,

as a Lender

By /s/ Alexander Sierra

Name: Alexander Sierra

Title: Senior Vice President

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP ]

THE HUNTINGTON NATIONAL BANK,

as a Lender

By /s/ Joe White

Name: Joe White

Title: Senior Vice President

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP ]

REGIONS BANK,

as a Lender

By /s/ Ghi S. Gavin

Name: Ghi S. Gavin

Title: Senior Vice President

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

PNC BANK, NATIONAL ASSOCIATION

as a Lender

By /s/ Andrew T. White

Name: Andrew T. White

Title: Senior Vice President

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

PINNACLE BANK,

as a Lender

By /s/ Zachary Braun

Name: Zachary Braun

Title: Managing Director

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

STIFEL BANK & TRUST,

as a Lender

By /s/ Jordan Morrison

Name: Jordan Morrison

Title: Vice President

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

ASSOCIATED BANK, NATIONAL ASSOCIATION

as a Lender

By /s/ Mitchell Vega

Name: Mitchell Vega

Title: Senior Vice President

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

CAPITAL ONE, NATIONAL ASSOCIATION

as a Lender

By /s/ Jessica Phillips

Name: Jessica Phillips

Title: Authorized Signatory

[Signature Page to First Amendment to

A&R Credit Agreement –

Alpine Income Property OP, LP]

Schedule 1

Commitments

Name of Lender	Revolving Credit Commitment	Applicable Percentage for Revolving Facility	2029 Term Loan Commitment	Applicable Percentage for 2029 Term Loans
Truist Bank	$48,000,000.00	14.77%	$17,777,777.80	17.78%
KeyBank National Association	$42,000,000.00	12.92%	$14,444,444.44	14.44%
The Huntington National Bank	$42,000,000.00	12.92%	$14,444,444.44	14.44%
Regions Bank	$42,000,000.00	12.92%	$14,444,444.44	14.44%
Raymond James Bank	$42,000,000.00	12.92%	$14,444,444.44	14.44%
PNC Bank, National Association	$42,000,000.00	12.92%	$14,444,444.44	14.44%
Capital One, National Association	$42,000,000.00	12.92%	$0.00	0%
Associated Bank, National Association	$0.00	0%	$0.00	0%
Pinnacle Bank	$13,888,888.88	4.27%	$5,555,555.56	5.56%
Stifel Bank & Trust	$11,111,111.12	3.42%	$4,444,444.44	4.44%
Total	$325,000,000.00	100%	$100,000,000.00	100%

Schedule 1 - 1

Schedule 1

Commitments (Continued)

Name of Lender	2030 Term Loan Commitment	Applicable Percentage for 2030 Term Loans	2031 Term Loan Commitment	Applicable Percentage for 2031 Term Loans
Truist Bank	$8,000,000.00	8.00%	$17,777,777.80	17.78%
KeyBank National Association	$7,000,000.00	7.00%	$14,444,444.44	14.44%
The Huntington National Bank	$7,000,000.00	7.00%	$14,444,444.44	14.44%
Regions Bank	$7,000,000.00	7.00%	$14,444,444.44	14.44%
Raymond James Bank	$7,000,000.00	7.00%	$14,444,444.44	14.44%
PNC Bank, National Association	$7,000,000.00	7.00%	$14,444,444.44	14.44%
Capital One, National Association	$29,000,000.00	29.00%	$0.00	0%
Associated Bank, National Association	$28,000,000.00	28.00%	$0.00	0%
Pinnacle Bank	$0.00	0%	$5,555,555.56	5.56%
Stifel Bank & Trust	$0.00	0%	$4,444,444.44	4.44%
Total	$100,000,000.00	100%	$100,000,000.00	100%

Schedule 1 - 2

ANNEX A TO INCREASE AGREEMENT, JOINDER, AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Schedule 1 - 1

Conformed Through First Amendment

Dated October 28, 2026

~~Execution Version~~

Amended and restated Credit Agreement

Dated as of February 4, 2026

among

Alpine Income Property OP, LP,

Alpine Income Property Trust, Inc., as Guarantor

The Other Guarantors From Time to Time Parties Hereto,

the Lenders from time to time parties hereto,

Truist Bank

as Administrative Agent,

Truist Securities, Inc., KeyBanc Capital Markets, Inc., PNC Capital Markets LLC, Raymond James Bank, Regions Capital Markets, and The Huntington National Bank

as Joint Lead Arrangers,

Truist Bank

as Sustainability Structuring Agent,

KeyBank National Association, PNC Bank, National Association, Raymond James Bank, Regions Bank, and The Huntington National Bank

as Co-Syndication Agents,

Truist Securities, Inc.

as Sole Book Runner

Schedule 1 - 1

Table of Contents

Page

SECTION 1.The Credit Facility1

Section 1.1.Revolving Credit Commitments1

Section 1.2.Term Loans2

Section 1.3.Letters of Credit~~2~~3

Section 1.4.Applicable Interest Rates~~6~~7

Section 1.5.Minimum Borrowing Amounts; Maximum Term SOFR Loans8

Section 1.6.Manner of Borrowing Loans and Designating Applicable Interest Rates8

Section 1.7.Maturity of Loans10

Section 1.8.Prepayments~~10~~11

Section 1.9.Default Rate~~11~~12

Section 1.10.Evidence of Indebtedness12

Section 1.11.Funding Indemnity13

Section 1.12.Commitment Terminations~~13~~14

Section 1.13.Substitution of Lenders14

Section 1.14.Defaulting Lenders~~14~~15

Section 1.15.Increase in Revolving Credit Commitments and Incremental Term Loan Commitments18

Section 1.16.Extension of Revolving Credit Termination Date~~19~~20

Section 1.17.RESERVED20

Section 1.18.ESG Adjustments20

SECTION 2.Fees.21

Section 2.1.Fees.21

SECTION 3.Place and Application of Payments.22

Section 3.1.Place and Application of Payments.22

SECTION 4.Guaranties23

Section 4.1.Guaranties.23

Section 4.2.Further Assurances.~~23~~24

Section 4.3.Investment Grade Release.24

SECTION 5.Definitions; Interpretation.~~23~~25

Section 5.1.Definitions.~~23~~25

Section 5.2.Interpretation.~~59~~61

Section 5.3.Change in Accounting Principles.~~59~~61

Section 5.4.Rates~~59~~62

Section 5.5.Divisions~~60~~62

SECTION 6.Representations and Warranties.~~60~~63

Section 6.1.Organization and Qualification; Limited Operations.~~60~~63

Section 6.2.Subsidiaries~~60~~63

Section 6.3.Authority and Validity of Obligations~~61~~63

Section 6.4.Use of Proceeds; Margin Stock~~61~~64

Section 6.5.Financial Reports~~62~~64

Section 6.6.No Material Adverse Effect~~62~~65

Section 6.7.Full Disclosure~~62~~65

Section 6.8.Trademarks, Franchises, and Licenses~~62~~65

Schedule 1 - i

Section 6.9.Governmental Authority and Licensing~~62~~65

Section 6.10.Good Title~~63~~65

Section 6.11.Litigation and Other Controversies~~63~~65

Section 6.12.Taxes~~63~~66

Section 6.13.Approvals~~63~~66

Section 6.14.Affiliate Transactions~~63~~66

Section 6.15.Investment Company~~63~~66

Section 6.16.ERISA~~63~~66

Section 6.17.Compliance with Laws~~64~~66

Section 6.18.OFAC; Patriot Act~~65~~68

Section 6.19.Other Agreements~~66~~68

Section 6.20.Solvency~~66~~68

Section 6.21.No Default~~66~~69

Section 6.22.No Broker Fees~~66~~69

Section 6.23.Condition of Property; Casualties; Condemnation~~66~~69

Section 6.24.Legal Requirements and Zoning~~67~~69

Section 6.25.No Defaults; Landlord is in Compliance with Leases~~67~~69

Section 6.26.Affected Financial Institution~~67~~70

Section 6.27.REIT Status~~67~~70

Section 6.28.Covered Entities~~67~~70

Section 6.29.Outbound Investment Rules~~67~~70

SECTION 7.Conditions Precedent.~~67~~70

Section 7.1.All Credit Events~~67~~70

Section 7.2.Closing Date Credit Event~~68~~71

Section 7.3.Unencumbered Assets Additions and Deletions to the Unencumbered Pool~~70~~73

SECTION 8.Covenants.~~71~~73

Section 8.1.Maintenance of Existence~~71~~73

Section 8.2.Maintenance of Properties, Agreements~~71~~74

Section 8.3.Taxes and Assessments~~71~~74

Section 8.4.Insurance~~72~~74

Section 8.5.Financial Reports~~72~~74

Section 8.6.Inspection~~74~~77

Section 8.7.Liens~~74~~77

Section 8.8.Investments, Acquisitions, Loans and Advances~~74~~77

Section 8.9.Mergers, Consolidations and Sales~~76~~78

Section 8.10.Maintenance of Subsidiaries~~76~~79

Section 8.11.ERISA~~77~~79

Section 8.12.Compliance with Laws~~77~~80

Section 8.13.Compliance with Sanctions and Anti-Corruption Laws~~78~~81

Section 8.14.Burdensome Contracts With Affiliates~~79~~82

Section 8.15.No Changes in Fiscal Year~~79~~82

Section 8.16.Formation of Subsidiaries~~79~~82

Section 8.17.Change in the Nature of Business~~79~~82

Section 8.18.Use of Proceeds~~79~~82

Section 8.19.No Restrictions~~79~~82

Schedule 1 - ii

Section 8.20.Financial Covenants~~80~~82

Section 8.21.Pool Covenants~~81~~83

Section 8.22.Electronic Delivery of Certain Information~~81~~84

Section 8.23.Reserved.~~82~~85

Section 8.24.REIT Status~~82~~85

Section 8.25.Restricted Payments~~82~~85

Section 8.26.Other Unsecured Indebtedness Guarantees~~83~~86

Section 8.27.Outbound Investment Rules~~83~~86

SECTION 9.~~Events of Default and Remedies84~~EVENTS OF DEFAULT AND REMEDIES86

Section 9.1.Events of Default~~84~~86

Section 9.2.Non-Bankruptcy Defaults~~86~~89

Section 9.3.Bankruptcy Defaults~~86~~89

Section 9.4.Collateral for Undrawn Letters of Credit~~87~~89

Section 9.5.Notice of Default~~87~~90

SECTION 10.Change in Circumstances.~~87~~90

Section 10.1.Change of Law~~88~~90

Section 10.2.Temporary Inability to Determine Rates Alternate Rate of Interest~~88~~91

Section 10.3.Increased Cost and Reduced Return~~89~~91

Section 10.4.Lending Offices~~90~~92

Section 10.5.Discretion of Lender as to Manner of Funding~~90~~93

Section 10.6.Permanent Inability to Determine Rate; Benchmark Replacement~~90~~93

SECTION 11.The Administrative Agent.~~91~~94

Section 11.1.Appointment and Authority~~91~~94

Section 11.2.Rights as a Lender~~92~~94

Section 11.3.Action by Administrative Agent; Exculpatory Provisions~~92~~95

Section 11.4.Reliance by Administrative Agent~~93~~96

Section 11.5.Delegation of Duties~~94~~96

Section 11.6.Resignation of Administrative Agent; Removal of Administrative Agent~~94~~96

Section 11.7.Non-Reliance on Administrative Agent and Other Lenders~~95~~97

Section 11.8.L/C Issuer~~95~~98

Section 11.9.Hedging Liability and Funds Transfer and Deposit Account Liability~~96~~99

Section 11.10.Designation of Additional Agents~~97~~99

Section 11.11.Reserved~~97~~99

Section 11.12.Authorization to Release Guaranties~~97~~99

Section 11.13.Authorization of Administrative Agent to File Proofs of Claim~~97~~100

SECTION 12.Miscellaneous.~~98~~100

Section 12.1.Withholding Taxes~~98~~100

Section 12.2.No Waiver, Cumulative Remedies~~100~~103

Section 12.3.Non-Business Days~~100~~103

Section 12.4.Documentary Taxes~~100~~103

Section 12.5.Survival of Representations~~101~~103

Section 12.6.Survival of Indemnities~~101~~103

Section 12.7.Sharing of Set-Off~~101~~104

Schedule 1 - iii

Section 12.8.Notices~~101~~104

Section 12.9.Counterparts~~102~~105

Section 12.10.Successors and Assigns~~102~~105

Section 12.11.Participants~~103~~105

Section 12.12.Assignments~~103~~106

Section 12.13.Amendments~~106~~108

Section 12.14.Headings~~107~~110

Section 12.15.Costs and Expenses; Indemnification~~107~~110

Section 12.16.Set-off~~108~~111

Section 12.17.Entire Agreement~~109~~111

Section 12.18.Governing Law~~109~~111

Section 12.19.Severability of Provisions~~109~~112

Section 12.20.Excess Interest~~109~~112

Section 12.21.Construction~~110~~112

Section 12.22.Lender’s Obligations Several~~110~~112

Section 12.23.Submission to Jurisdiction; Waiver of Jury Trial~~110~~113

Section 12.24.USA Patriot Act~~110~~113

Section 12.25.Confidentiality~~110~~113

Section 12.26.Limitation of Recourse~~112~~114

Section 12.27.Other Taxes.~~112~~115

Section 12.28.Amendment and Restatement; No Novation~~112~~115

Section 12.29.Acknowledgement and Consent to Bail-In of Affected Financial Institutions~~112~~115

Section 12.30.Acknowledgement Regarding Any Supported QFCs~~113~~116

Section 12.31.Erroneous Payment~~114~~117

SECTION 13.The Guarantees.~~117~~120

Section 13.1.The Guarantees~~117~~120

Section 13.2.Guarantee Unconditional~~117~~120

Section 13.3.Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances~~118~~121

Section 13.4.Subrogation~~119~~121

Section 13.5.Waivers~~119~~122

Section 13.6.Limit on Recovery~~119~~122

Section 13.7.Stay of Acceleration~~119~~122

Section 13.8.Benefit to Guarantors~~119~~122

Section 13.9.Guarantor Covenants~~119~~122

Section 13.10.Keepwell~~119~~122

Exhibit A—RESERVED

Exhibit B—Notice of Borrowing

Exhibit C—Notice of Continuation/Conversion

Exhibit D-1—Revolving Note

Exhibit D-2—RESERVED

Schedule 1 - iv

Exhibit D-3—Term Note

Exhibit D-4—Incremental Term Note

Exhibit E—Compliance Certificate

Exhibit F—Assignment and Acceptance

Exhibit G—Additional Guarantor Supplement

Exhibit H—Commitment Amount Increase Request

Exhibit I—RESERVED

Schedule 1—Commitments

Schedule 1.1—Initial Properties

Schedule 6.2—Subsidiaries

Schedule 6.6—Material Adverse Effect

Schedule 6.11—Litigation

Schedule 6.12 —Tax Returns

Schedule 6.17—Environmental Issues

Schedule 6.23—Maintenance and Condition

Schedule 8.7—Existing Liens

Schedule 1 - v

Amended and Restated Credit Agreement

This Amended and Restated Credit Agreement (this “Agreement”) is entered into as of February 4, 2026, by and among Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), Alpine Income Property Trust, Inc., a Maryland corporation, as a Guarantor (“Parent”), and each Material Subsidiary from time to time party to this Agreement, as Guarantors, the several financial institutions from time to time party to this Agreement, as Lenders, and Truist Bank (“Truist”), as Administrative Agent, and Truist, as Sustainability Structuring Agent as provided herein.  All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in Section 5.1 hereof.

Preliminary Statement

The Borrower has requested, and the Lenders have agreed to extend, certain credit facilities on the terms and conditions of this Agreement.

Whereas, the Borrower, Parent and certain Material Subsidiaries of the Borrower, as guarantors (the “Subsidiary Guarantors~~,~~” and together with the Parent, the “Guarantors”), the financial institutions party thereto as “Lenders” and Truist, as Administrative Agent, previously entered into a Credit Agreement dated as of May 21, 2021, as amended by that certain Amendment, Increase and Joinder to Credit Agreement dated as of April 14, 2022, as amended by that certain Second Amendment to Credit Agreement dated as of October 5, 2022, and as further amended by that certain Third Amendment to Credit Agreement dated as of December 2024 (as heretofore extended, renewed, amended, modified, amended and restated or supplemented, the “Original Credit Agreement”).

Now, Therefore, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Original Credit Agreement in its entirety as follows:

SECTION 7.	The Credit Facility
7.1Revolving Credit Commitments.  Subject to the terms and conditions hereof, each Revolving Lender, by its acceptance hereof, severally agrees to make a loan or loans (individually a “Revolving Loan” and collectively for all the Revolving Lenders the “Revolving Loans”) in U.S. Dollars to the Borrower from time to time on a revolving basis up to the amount of such Revolving Lender’s Revolving Credit Commitment, subject to any reductions thereof pursuant to the terms hereof, before the Revolving Credit Termination Date.  The sum of the aggregate principal amount of Revolving Loans and L/C Obligations at any time outstanding, (x) may at no time exceed the Revolving Credit Commitments and (y) when taken together with the aggregate principal amount of Term Loans then outstanding, shall not exceed the Adjusted Availability as then determined and computed.  Each Borrowing of Revolving Loans shall be made ratably by the Revolving Lenders in proportion to their respective Applicable Percentages.  As provided in Section 1.6(a) hereof, the Borrower may elect that each Borrowing of Revolving Loans be either Base Rate Loans or SOFR Loans.  Revolving Loans may be repaid and the principal amount thereof reborrowed before the Revolving Credit Termination Date, subject to the terms and conditions hereof.

Schedule 1 - 1

7.2Term Loans.
(a)The 2029 Term Loans were advanced in full as “Term Loans” under and as defined in the Original Credit Agreement and are subject to the provisions of Section 12.28. As of the Closing Date, the 2029 Term Loans outstanding under the Original Credit Agreement and held by the Lenders under the Original Credit Agreement shall continue and be deemed outstanding as 2029 Term Loans hereunder, in an aggregate principal amount equal to the outstanding principal amount thereof immediately prior to the Closing Date; provided, however, that the outstanding principal amount of such 2029 Term Loans may be reallocated among the 2029 Term Lenders in accordance with their respective Applicable Percentages as set forth on Schedule I attached hereto (the “Closing Date Percentages”). To effect such reallocations, each 2029 Term Lender whose Closing Date Percentage exceeds the amount of such 2029 Term Lender’s Applicable Percentage of its 2029 Term Loan Commitment immediately prior to the Closing Date and any 2029 Term Lender providing a new 2029 Term Loan Commitment shall make a 2029 Term Loan in such amount as is necessary so that the aggregate principal amount of the 2029 Term Loans held by such 2029 Term Lender shall equal such 2029 Term Lender’s Closing Date Percentage of the aggregate outstanding principal amount of the 2029 Term Loans as of the Closing Date. As provided in Section 1.6(a) hereof, the Borrower may elect that the 2029 Term Loans be outstanding as Base Rate Loans or SOFR Loans. No amount repaid or prepaid on the 2029 Term Loan may be borrowed again.
(b)Subject to the terms and conditions hereof, each 2031 Term Lender, by its acceptance hereof, severally agrees to make a term loan (each such loan, a “2031 Term Loan” and collectively, the “2031 Term Loans”) in U.S. Dollars to the Borrower on the Closing Date in an aggregate original principal amount not to exceed its Applicable Percentage of the 2031 Term Facility; provided that, after giving effect to such 2031 Term Borrowing, (i) the aggregate principal amount of the 2031 Term Loans shall not exceed the aggregate amount of the 2031 Term Loan Commitment, and (ii) the ~~Outstanding Amount~~outstanding amount of each 2031 Term Lender’s 2031 Term Loans shall not exceed such Term Lender’s Applicable Percentage of the 2031 Term Facility and (iii) the Total Outstandings shall not exceed the Adjusted Availability as then determined and computed. The Borrowing shall consiste of the 2031 Term Loans made ~~simulteanously~~simultaneously by the 2031 Term Lenders in accordance with their respective Applicable Percentage of the 2031 Term Facility; provided that, if for any reason the full amount of the 2031 Term Facility is not fully drawn by Borrower on the Closing Date, the undrawn portion thereof shall automatically ~~by~~be cancelled. Upon a Term Lender’s funding of its 2031 Term Loan, such Term Lender’s unfunded 2031 Term Loan Commitment shall be permanently reduced to zero and terminate. Amounts borrowed under this Section 1.2(b) and repaid or prepaid may not be reborrowed. The 2031 Term Loans may be Base Rate Loans, Daily Simple SOFR Loans, or Term SOFR Loans, as further provided herein.

Subject to the terms and conditions hereof, each 2030 Term Lender, by its acceptance hereof, severally agrees to make a term loan (each such loan, a “2030 Term Loan” and collectively, the “2030 Term Loans”) in U.S. Dollars to the Borrower on the First Amendment Effective Date in an aggregate original principal amount not to exceed its Applicable Percentage of the 2030 Term Facility; provided that, after giving effect to such 2030 Term Borrowing, (i) the aggregate principal amount of the 2030 Term Loans shall not exceed the aggregate amount of the 2030 Term Loan Commitment, (ii) the outstanding amount of each 2030 Term Lender’s 2030 Term Loans shall not exceed such Term Lender’s Applicable Percentage of the 2030 Term Facility and (iii) the Total Outstandings shall not exceed the Adjusted Availability as then determined and computed. The Borrowing shall consist of the 2030 Term Loans made simultaneously by the 2030 Term Lenders in accordance with their respective Applicable Percentage of the 2030 Term Facility; provided that, if for any reason the full amount of the 2030 Term Facility is not fully drawn by Borrower on the First Amendment Effective Date, the undrawn portion thereof shall automatically by cancelled. Upon a Term Lender’s funding of its 2030 Term Loan, such Term Lender’s unfunded 2030 Term Loan Commitment shall be permanently reduced to zero and terminate.

Schedule 1 - 2

Amounts borrowed under this Section 1.2(c) and repaid or prepaid may not be reborrowed. The 2030 Term Loans may be Base Rate Loans, Daily Simple SOFR Loans, or Term SOFR Loans, as further provided herein.

7.3Letters of Credit.
(a)General Terms. Subject to the terms and conditions hereof, as part of the Revolving Facility, the L/C Issuer shall issue standby and commercial letters of credit (each a “Letter of Credit”) or amend or extend Letters of Credit issued by it for the account of the Borrower or for the account of the Borrower and one or more of its Subsidiaries in an aggregate undrawn face amount up to the L/C Sublimit. Each Letter of Credit shall be issued by the L/C Issuer, but each Revolving Lender shall be obligated to reimburse the L/C Issuer for such Revolving Lender’s Applicable Percentage of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Revolving Lender pro rata in an amount equal to its Applicable Percentage of the L/C Obligations then outstanding.
(b)Applications. At any time before the Revolving Credit Termination Date, the L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit in U.S. Dollars, in a form satisfactory to the L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or thirty (30) days prior to the Revolving Credit Termination Date (provided that such expiration date may extend up to 12 months beyond the Revolving Credit Termination Date if any such Letter of Credit is cash collateralized at one hundred three percent (103%) of its face amount (to cash collateralize fees and interest as well as the amount of the Letter of Credit) in the manner set forth in Section 9.4 no less than thirty (30) days prior to the Revolving Credit Termination Date), in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the account of one of its Subsidiaries, such Subsidiary for the relevant Letter of Credit, in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each an “Application”). Notwithstanding anything contained in any Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 2.1(b) hereof, (ii) except as otherwise provided in Section 1.8(b) or Section 1.14 hereof, unless an Event of Default exists, the L/C Issuer will not call for the funding by the Borrower of any amount under a Letter of Credit before being presented with a drawing thereunder, and (iii) if the L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower’s obligation to reimburse the L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of the Applicable Margin for Revolving Loans plus the Base Rate from time to time in effect (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed). If the L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, then the L/C Issuer will give such

Schedule 1 - 3

notice of non renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the date that is thirty (30) days prior to the Revolving Credit Termination Date (provided that such expiration date may extend up to 12 months beyond the Revolving Credit Termination Date if any such Letter of Credit is cash collateralized at one hundred three percent (103%) of its face amount (to cash collateralize fees and interest as well as the amount of the Letter of Credit) in the manner set forth in Section 9.4 no less than thirty (30) days prior to the Revolving Credit Termination Date), (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and either the Administrative Agent or the Required Lenders (with notice to the Administrative Agent) have given the L/C Issuer instructions to not permit the extension of the expiration date of such Letter of Credit. The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of Section 7 hereof and the other terms of this Section 1.3. Notwithstanding anything contained herein to the contrary, if a default of any Revolving Lender’s obligations to fund under Section 1.3(c) exists or any Revolving Lender is at such time a Defaulting Lender hereunder, the L/C Issuer shall be under no obligation to issue, extend or amend any Letter of Credit unless the L/C Issuer has entered into arrangements with Borrower (including for cash collateralization as set forth above) or such Revolving Lender satisfactory to the L/C Issuer to eliminate the L/C Issuer’s risk with respect to such Revolving Lender.
(c)The Reimbursement Obligations. Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall promptly notify the Borrower and the Administrative Agent thereof. Subject to Section 1.3(b) hereof, the obligation of the Borrower to reimburse the L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation”) shall be governed by the Application related to such Letter of Credit, except that reimbursement shall be made by no later than 1:00 p.m. (New York time) on the date when each drawing is to be paid if the Borrower has been informed of such drawing by the L/C Issuer on or before 11:00 a.m. (New York time) on the date when such drawing is to be paid or, if notice of such drawing is given to the Borrower after 11:00 a.m. (New York time) on the date when such drawing is to be paid, by no later than 12:00 Noon (New York time) on the following Business Day, in immediately available funds at the Administrative Agent’s principal office in Cleveland, Ohio or such other office as the Administrative Agent may designate in writing to the Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds). If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 1.3(e) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 1.3(e) below; provided, however, if the Borrower does not make any such reimbursement payment on the due date, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans under the Revolving Facility and, subject to satisfaction of the conditions set forth in Section 7.1 except for 7.1(c) hereof, a Revolving Loan shall be made on such date in the amount of the Reimbursement Obligations then due which

Schedule 1 - 4

Revolving Loan proceeds shall be applied to pay the Reimbursement Obligations then due.
(d)Obligations Absolute. The Borrower's obligation to reimburse L/C Obligations as provided in subsection (c) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 1.3, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder, except for events or circumstances arising from the willful misconduct or gross negligence on behalf of the L/C Issuer. None of the Administrative Agent, the Revolving Lenders, or the L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the L/C Issuer's (i) failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof or (ii) willful misconduct or gross negligence. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuer may, in its sole good faith discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.
(e)The Participating Interests. Each Revolving Lender (other than the Revolving Lender acting as L/C Issuer in issuing the relevant Letter of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer, and the L/C Issuer hereby agrees to sell to each such Revolving Lender (a “Participating Lender”), an

Schedule 1 - 5

undivided percentage participating interest (a “Participating Interest”), to the extent of its Applicable Percentage, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the L/C Issuer. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 1.3(c) above, or if the L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a certificate in the form of Exhibit A hereto from the L/C Issuer (with a copy to the Administrative Agent) to such effect, if such certificate is received before 1:00 p.m. (New York time), or not later than 1:00 p.m. (New York time) the following Business Day, if such certificate is received after such time, pay to the Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender’s Applicable Percentage of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to: (i) from the date the related payment was made by the L/C Issuer to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Base Rate in effect for each such day. Each such Participating Lender shall thereafter be entitled to receive its Applicable Percentage of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the L/C Issuer retaining its Applicable Percentage thereof as a Revolving Lender hereunder. The several obligations of the Participating Lenders to the L/C Issuer under this Section 1.3 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, the L/C Issuer, the Administrative Agent, any Revolving Lender or any other Person whatsoever. Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Revolving Credit Commitment of any Revolving Lender, and each payment by a Participating Lender under this Section 1.3 shall be made without any offset, abatement, withholding or reduction whatsoever.
(f)Indemnification. The Participating Lenders shall, to the extent of their respective Applicable Percentages, indemnify the L/C Issuer (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such L/C Issuer’s gross negligence or willful misconduct) that the L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it. The obligations of the Participating Lenders under this Section 1.3(f) and all other parts of this Section 1.3 shall survive termination of this Agreement and of all Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.
(g)Manner of Requesting a Letter of Credit. The Borrower shall provide at least five (5) Business Days’ advance written notice to the Administrative

Schedule 1 - 6

Agent of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by an Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the L/C Issuer, in each case, together with the fees called for by this Agreement. The Administrative Agent shall promptly notify the L/C Issuer of the Administrative Agent’s receipt of each such notice (and the L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by the Administrative Agent or the Required Revolving Lenders) and the L/C Issuer shall promptly notify the Administrative Agent and the Revolving Lenders of the issuance of the Letter of Credit so requested.
(h)Replacement of the L/C Issuer. The L/C Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Revolving Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer. From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of the L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuers, as the context shall require. After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
7.4Applicable Interest Rates.
(a)Base Rate Loans. Each Base Rate Loan of each Class made or maintained by a Lender shall bear interest (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, or created by conversion from a Term SOFR Loan or Daily Simple SOFR Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin for the applicable Class plus the Base Rate from time to time in effect, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).

“Base Rate” means, for any day, the rate per annum equal to the greatest of:  (a) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate, or its equivalent, for U.S. Dollar loans to borrowers located in the United States as in effect on such day, with any change in the Base Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent’s best or lowest rate), (b) the sum of (i) the Federal Funds Rate for such day, plus (ii) 1/2 of

Schedule 1 - 7

1%, and (c) Term SOFR for an interest Period of one month for such day plus 1.00%.  If the Base Rate is being used as an alternate rate of interest pursuant to Section 10.6 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.

“Federal Funds Rate” means, for any day, the rate per annum (rounded upwards, if necessary, to the next 1/100th of 1%) equal to the weighted average of the rates on  overnight federal  funds  transactions with member banks of the Federal Reserve System, as published by the Federal Reserve Bank of New York  on the next succeeding Business Day or if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rounded upwards, if necessary, to the next 1/100th of 1%  of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by Administrative Agent. For purposes of this Agreement the Federal Funds Rate shall not be less than zero percent (0.00%).

(b)Term SOFR Loans. Each Term SOFR Loan of each Class made or maintained by a Lender shall bear interest during each Interest Period it is outstanding (computed on the basis of a year of 360 days and actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced or continued, or created by conversion from a Base Rate Loan or Daily Simple SOFR Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin for the applicable Class plus the Term SOFR applicable for such Interest Period, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).
(c)Daily Simple SOFR Loans. Each Daily Simple SOFR Loan of each Class made or maintained by a Lender shall bear interest (computed on the basis of a year of 365 or 366 days, as the case may be, and the actual days elapsed) on the unpaid principal amount thereof from the date such Loan is advanced, or created by conversion from a Term SOFR Loan or Base Rate Loan, until maturity (whether by acceleration or otherwise) at a rate per annum equal to the sum of the Applicable Margin for the applicable Class plus the Daily Simple SOFR from time to time in effect, payable by the Borrower on each Interest Payment Date and at maturity (whether by acceleration or otherwise).
(d)Rate Determinations. The Administrative Agent shall determine each interest rate applicable to the Loans of any Class and the Reimbursement Obligations hereunder, and its determination thereof shall be conclusive and binding except in the case of manifest error.
7.5Minimum Borrowing Amounts; Maximum Term SOFR Loans.   Each Borrowing of Base Rate Loans shall be in an amount not less than $100,000.  Each Borrowing of Term SOFR Loans advanced, continued or converted to a Term SOFR Loan shall be in an amount equal to $100,000 or such greater amount which is an integral multiple of $100,000.  Without the Administrative Agent’s consent, there shall not be more than eight (8) Borrowings of Term SOFR Loans outstanding hereunder.
7.6Manner of Borrowing Loans and Designating Applicable Interest Rates.

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(a)Notice to the Administrative Agent. The Borrower shall give notice to the Administrative Agent by no later than 10:00 a.m. (New York time): (i) at least three (3) Business Days before the date on which the Borrower requests the Lenders to advance a Borrowing of Term SOFR Loans of any Class and (ii) on the date the Borrower requests the Lenders to advance a Borrowing of Base Rate Loans or Daily Simple SOFR Loans of any Class. The Loans included in such Borrowing shall bear interest initially at the type of rate specified in such notice of a Borrowing. Thereafter, subject to the terms and conditions hereof, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Borrowing or, subject to the minimum amount requirement for each outstanding Borrowing set forth in Section 1.5 hereof, a portion thereof, as follows: (i) if such Borrowing is of Term SOFR Loans, on the last day of the Interest Period applicable thereto, the Borrower may continue part or all of such Borrowing as Term SOFR Loans or convert part or all of such Borrowing into Base Rate Loans or Daily Simple SOFR Loans, or (ii) if such Borrowing is of Base Rate Loans or Daily Simple SOFR Loans, on any Business Day, the Borrower may convert all or part of such Borrowing into Term SOFR Loans for an Interest Period or Interest Periods specified by the Borrower. The Borrower shall give all such notices requesting an advance, continuation or conversion of a Borrowing of any Class to the Administrative Agent by telephone, telecopy, or other telecommunication device acceptable to the Administrative Agent (which notice shall be irrevocable once given and, if by telephone, shall be promptly confirmed in writing), substantially in the form attached hereto as Exhibit B (Notice of Borrowing) or Exhibit C (Notice of Continuation/Conversion), as applicable, or in such other form acceptable to the Administrative Agent. Notice of the continuation of a Borrowing of Term SOFR Loans for an additional Interest Period or of the conversion of part or all of a Borrowing of Base Rate Loans or Daily Simple SOFR Loans into Term SOFR Loans must be given by no later than 10:00 a.m. (New York time) at least three (3) Business Days before the date of the requested continuation or conversion. All such notices concerning an advance, continuation or conversion of a Borrowing shall specify, as applicable, the date of the continuation or conversion of a Borrowing (which shall be a Business Day), the amount of requested Borrowing to be advanced, continued or converted, the type of Loans to comprise such continued or converted Borrowing and, if such Borrowing is to be comprised of Term SOFR Loans, the Interest Period applicable thereto. No Borrowing of Term SOFR Loans or Daily Simple SOFR Loans of any Class shall be advanced, continued, or created by conversion if any Default or Event of Default then exists. The Borrower agrees that the Administrative Agent may rely on any such telephonic, telecopy or other telecommunication notice given by any person the Administrative Agent in good faith believes is an Authorized Representative without the necessity of independent investigation, and in the event any such notice by telephone conflicts with any written confirmation such telephonic notice shall govern if the Administrative Agent has acted in reliance thereon.
(b)Notice to the Lenders. The Administrative Agent shall give prompt telephonic, telecopy or other telecommunication notice to each Lender of any notice from the Borrower received pursuant to Section 1.6(a) above and, if such notice requests the Lenders to make Term SOFR Loans, the Administrative Agent shall give

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notice to the Borrower and each Lender by like means of the interest rate applicable thereto promptly after the Administrative Agent has made such determination.
(c)Borrower’s Failure to Notify. If the Borrower fails to give notice pursuant to Section 1.6(a) above of the continuation or conversion of any outstanding principal amount of a Borrowing of Term SOFR Loans of any Class before the last day of its then current Interest Period within the period required by Section 1.6(a) and such Borrowing is not prepaid in accordance with Section 1.8, the Borrower shall be deemed to have given the notice three (3) Business Days prior to the end of the then current Interest Period and such Borrowing shall automatically be continued as a Borrowing of a Term SOFR Loan of the same Class with a one (1) month Interest Period; provided that all Lenders are able to accommodate such one (1) month Interest Period and such Term SOFR Loan shall be subject to the funding indemnity set forth in Section 1.11 hereof in the event it is prepaid prior to the end of the Interest Period.
(d)Disbursement of Loans. Not later than 1:00 p.m. (New York time) on the date of any requested advance of a new Borrowing of any Class, subject to Section 7 hereof, each applicable Lender shall make available its Loan of such Class comprising its Applicable Percentage of such Borrowing in funds immediately available at the principal office of the Administrative Agent in New York, New York (or at such other location as the Administrative Agent shall designate). The Administrative Agent shall make the proceeds of each new Borrowing available to the Borrower no later than 2:00 p.m. (New York time) on the date of such Borrowing as instructed by the Borrower.
(e)Administrative Agent Reliance on Lender Funding. Unless the Administrative Agent shall have been notified by a Lender prior to (or, in the case of a Borrowing of Base Rate Loans or Daily Simple SOFR Loans, by 1:00 p.m. (New York time) on) the date on which such Lender is scheduled to make payment to the Administrative Agent of the proceeds of a Loan (which notice shall be effective upon receipt) that such Lender does not intend to make such payment, the Administrative Agent may assume that such Lender has made such payment when due and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower the proceeds of the Loan to be made by such Lender and, if any Lender has not in fact made such payment to the Administrative Agent, (1) such Lender shall, on demand, pay to the Administrative Agent the amount made available to the Borrower attributable to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on (but excluding) the date such Lender pays such amount to the Administrative Agent at a rate per annum equal to: (i) from the date the related advance was made by the Administrative Agent to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate or Daily Simple SOFR, as applicable, in effect for each such day, and (2) the Administrative Agent shall notify the Borrower of such Lender’s failure to pay. If such amount is not received from such Lender by the Administrative Agent immediately upon demand, the Borrower will, on demand, promptly, and in no event later than 11:00 a.m. (New York time) on the date that

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is two (2) Business Days following such demand, repay to the Administrative Agent the proceeds of the Loan attributable to such Lender with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, which payment may be in the form of a Base Rate Loan or Daily Simple SOFR Loan under this Agreement, but without such payment being considered a payment or prepayment of a Loan under Section 1.11 hereof so that the Borrower will have no liability under such Section with respect to such payment.
7.7Maturity of Loans.
(a)Revolving Loans. Each Revolving Loan, both for principal and interest not sooner paid or accelerated after the occurrence of an Event of Default, shall mature and be due and payable by the Borrower on the Revolving Credit Termination Date.
(b)2029 Term Loans. Borrower shall repay to the 2029 Term Lenders on the Term Loan Maturity Date for the 2029 Term Facility the aggregate principal amount of all 2029 Term Loans outstanding on such date.

2030 Term Loans. Borrower shall repay to the 2030 Term Lenders on the Term Loan Maturity Date for the 2030 Term Facility the aggregate principal amount of all 2030 Term Loans outstanding on such date.

~~(c)~~ 2031 Term Loans. Borrower shall repay to the 2031 Term Lenders on the Term Loan Maturity Date for the 2031 Term Facility the aggregate principal amount of all 2031 Term Loans outstanding on such date.

~~(d)~~ Incremental Loans. Borrower shall repay to the applicable Incremental Term Lenders on the applicable Term Loan Maturity Date for the Incremental Term Loan Facility, the aggregate principal amount of all Incremental Term Loans of the applicable tranche outstanding under such Incremental Term Loan Facility on such date.

7.8Prepayments.
(a)Optional. The Borrower may prepay in whole or in part (but, if in part, then: (i) if such Borrowing is of Base Rate Loans, in an amount not less than $100,000, (ii) if such Borrowing is of Term SOFR Loans or Daily Simple SOFR Loans, in an amount not less than $100,000, and (iii) in each case, in an amount such that the minimum amount required for a Borrowing pursuant to Section 1.5 hereof remains outstanding) any Borrowing of Term SOFR Loans at any time upon three (3) Business Days prior notice by the Borrower to the Administrative Agent or, in the case of a Borrowing of Base Rate Loans or Daily Simple SOFR Loans, notice delivered by the Borrower to the Administrative Agent no later than 10:00 a.m. (New York time) on the date of prepayment (or, in any case, such shorter period of time then agreed to by the

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Administrative Agent), such prepayment to be made by the payment of the principal amount to be prepaid and, in the case of any Term SOFR Loans, accrued interest thereon to the date fixed for prepayment plus any amounts due the Lenders under Section 1.11 hereof.
(b)Mandatory.
(i)[Intentionally Omitted].
(ii)If at any time the sum of the unpaid principal balance of the Revolving Loans and the L/C Obligations then outstanding shall be in excess of the Revolving Credit Commitment, the Borrower shall promptly, and in no event later than 11:00 a.m. (New York time) on such Business Day, and without notice or demand pay the amount of the excess to the Administrative Agent for the account of the Lenders as a mandatory prepayment on such Obligations, with each such prepayment first to be applied to the Revolving Loans until paid in full, with any remaining balance to be held by the Administrative Agent in the Collateral Account as security for the Obligations owing with respect to the Letters of Credit.
(iii)Unless the Borrower otherwise directs, prepayments of Loans under this Section 1.8(b) shall be applied first to Borrowings of Base Rate Loans until payment in full thereof, second to Daily Simple SOFR Loans until payment in full thereof, with any balance applied to Borrowings of Term SOFR Loans in the order in which their Interest Periods expire. Each prepayment of Loans under this Section 1.8(b) shall be made by the payment of the principal amount to be prepaid and, in the case of any Term SOFR Loans, accrued interest thereon to the date of prepayment together with any amounts due the Lenders under Section 1.11 hereof. Each prefunding of L/C Obligations shall be made in accordance with Section 9.4 hereof.
(c)Reborrowing. Any amount of Revolving Loans paid or prepaid before the Revolving Credit Termination Date may, subject to the terms and conditions of this Agreement, be borrowed, repaid and borrowed again. Any amount of the Term Loans or Incremental Term Loans paid or prepaid may not be reborrowed.
7.9Default Rate.  Notwithstanding anything to the contrary contained herein, while any Event of Default exists or after acceleration, if so directed by the Required Lenders, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans of each Class and Reimbursement Obligations, and letter of credit fees at a rate per annum equal to:
(a)for any Base Rate Loan, the sum of 3.0% plus the Applicable Margin for the applicable Class plus the Base Rate from time to time in effect;
(b)for any Daily Simple SOFR Loan, the sum of 3.0% plus the Applicable Margin for the applicable Class plus the Daily Simple SOFR from time to time in effect;

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(c)for any Term SOFR Loan, the sum of 3.0% plus the rate of interest in effect thereon at the time of such default until the end of the Interest Period applicable thereto plus the Applicable Margin for the applicable Class and, thereafter, at a rate per annum equal to the sum of 3.0% plus the Applicable Margin for Base Rate Loans of the applicable Class plus the Base Rate from time to time in effect;
(d)for any Reimbursement Obligation, the sum of 3.0% plus the amounts due under Section 1.3 with respect to such Reimbursement Obligation; and
(e)for any Letter of Credit, the sum of 3.0% plus the letter of credit fee due under Section 2.1 with respect to such Letter of Credit;

provided, however, that in the absence of acceleration, any adjustments pursuant to this Section 1.9 shall be made by the Administrative Agent, acting at the request or with the consent of the Required Lenders, with written notice to the Borrower.  While any Event of Default exists or after acceleration, interest shall be paid on the demand of the Administrative Agent at the request or with the consent of the Required Lenders.

7.10Evidence of Indebtedness.
(a)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(b)The Administrative Agent shall also maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and type thereof and the Interest Period with respect thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.
(c)The entries maintained in the accounts maintained pursuant to paragraphs (a) and (b) above shall be prima facie evidence of the existence and amounts of the Obligations therein recorded absent manifest error; provided, however, that the failure of the Administrative Agent or any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.
(d)Any Lender may request that its Loans of any Class be evidenced by a promissory note or notes in the forms of Exhibit D-1 (in the case of its Revolving Loans, a “Revolving Note” and collectively, the “Revolving Notes”), [reserved], Exhibit D-3 (in the case of its Term Loan and referred to herein as a “Term Note” and collectively the “Term Notes”) or Exhibit D-4 (in the case of its Incremental Term Loans and referred to herein as a “Incremental Term Note” and collectively the “Incremental Term Notes”) as applicable (Revolving Notes, Term Notes and Incremental Term Notes being herein referred to collectively as the “Notes” and individually as a “Note”). In such event, the Borrower shall prepare, execute and deliver to such Lender a Note payable to

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such Lender or its registered assigns in the amount of the relevant Revolving Credit Commitment, Term Loan Commitment, or Term Loan, as then applicable, or Incremental Term Loan or Incremental Term Loan Commitment, as then applicable. Thereafter, the Loans evidenced by such Note or Notes and interest thereon shall at all times (including after any assignment pursuant to Section 12.12) be represented by one or more Notes payable to the order of the payee named therein or any assignee pursuant to Section 12.12, except to the extent that any such Lender or assignee subsequently returns any such Note for cancellation and requests that such Loans once again be evidenced as described above.
7.11Funding Indemnity.  If any Lender shall incur any loss, cost or reasonable expense (including, without limitation, any loss, cost or reasonable expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any Term SOFR Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:
(a)any payment, prepayment or conversion of a Term SOFR Loan on a date other than the last day of its Interest Period,
(b)any failure (because of a failure to meet the conditions of Section 7 or otherwise) by the Borrower to borrow or continue a Term SOFR Loan, or to convert a Base Rate Loan into a Term SOFR Loan, on the date specified in a notice given pursuant to Section 1.6(a) hereof,
(c)any failure by the Borrower to make any payment of principal on any Term SOFR Loan when due (whether by acceleration or otherwise),
(d)any acceleration of the maturity of a Term SOFR Loan as a result of the occurrence of any Event of Default hereunder, or
(e)the assignment of any Term SOFR Loan on a date other than the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 1.13;

then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or reasonable expense.  If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or reasonable expense in reasonable detail and the amounts shown on such certificate shall be conclusive if reasonably determined absent manifest error.

7.12Commitment Terminations.
(a)Optional Revolving Credit Terminations. The Borrower shall have the right at any time and from time to time, upon five (5) Business Days prior written notice to the Administrative Agent (or such shorter period of time agreed to by the Administrative Agent), to terminate the Revolving Credit Commitments without premium or penalty and in whole or in part, any partial termination to be (i) in an amount

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not less than $1,000,000 and (ii) allocated ratably among the Revolving Lenders in proportion to their respective Applicable Percentages, provided that the Revolving Credit Commitments may not be reduced to an amount less than the sum of the aggregate principal amount of Revolving Loans, and L/C Obligations then outstanding. Any termination of the Revolving Credit Commitments below the L/C Sublimit then in effect shall reduce the L/C Sublimit by a like amount. The Administrative Agent shall give prompt notice to each Revolving Lender of any such termination of the Revolving Credit Commitments.
(b)Any termination of the Revolving Credit Commitments pursuant to this Section 1.12 may not be reinstated.
7.13Substitution of Lenders.  In the event (a) the Borrower receives a claim from any Lender for compensation under Section 10.3 or 12.1 hereof, (b) the Borrower receives notice from any Lender of any illegality pursuant to Section 10.1 hereof, (c) any Lender is then a Defaulting Lender or such Lender is a Subsidiary or Affiliate of a Person who has been deemed insolvent or becomes the subject of a bankruptcy or insolvency proceeding or a receiver or conservator has been appointed for any such Person, or (d) a Lender fails to consent to an amendment or waiver requested under Section 12.13 hereof at a time when the Required Lenders have approved such amendment or waiver (any such Lender referred to in clause (a), (b), (c), or (d) above being hereinafter referred to as an “Affected Lender”), the Borrower may, in addition to any other rights the Borrower may have hereunder or under applicable law, require, at its expense, any such Affected Lender to assign, at par, without recourse (other than with respect to claims or Liens arising by, through or under such Affected Lender), all of its interest, rights, and obligations hereunder (including all of its Revolving Credit Commitments, Term Loan Commitments, if any, and Incremental Term Loan Commitments, if any, and the Loans and participation interests in Letters of Credit and other amounts at any time owing to it hereunder and the other Loan Documents) to an Eligible Assignee specified by the Borrower, provided that (i) such assignment shall not conflict with or violate any law, rule or regulation or order of any court or other governmental authority, (ii) the Borrower shall have paid to the Affected Lender all monies (together with amounts due such Affected Lender under Section 1.11 hereof as if the Loans owing to it were prepaid rather than assigned) other than such principal owing to it hereunder, and (iii) the assignment is entered into in accordance with, and subject to the consents required by, Section 12.12 hereof (provided any reimbursable expenses due thereunder shall be paid by the Borrower and any assignment fees shall be waived).
7.14Defaulting Lenders.  Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(a)Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.
(b)Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such

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Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 9 or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.16 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, in the case of a Defaulting Lender that is a Revolving Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer hereunder; third, in the case of a Defaulting Lender that is a Revolving Lender, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Revolving Loans under this Agreement and (y) in the case of a Defaulting Lender that is a Revolving Lender, Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders or the L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans of any Class or amounts owing by such Defaulting Lender under Section 1.3 in respect of Letters of Credit (such amounts “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 7 were satisfied or waived, such payment shall be applied solely to pay the Loans of such Class of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Loans of such Class and, as applicable, funded and unfunded participations in L/C Obligations are held by the Revolving Lenders pro rata in accordance with their respective Applicable Percentages (determined without giving effect to the immediately following subsection (d)) and all Term Loans of each Class are held by the Term Lenders of such Class pro rata as if there had been no Defaulting Lenders that are Term Lenders of such Class. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(c)Certain Fees.

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(i)No Defaulting Lender shall be entitled to receive any Fee payable under Section 2.1(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(ii)Each Defaulting Lender that is a Revolving Lender shall be entitled to receive the Fee payable under Section 2.1(b) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e).
(iii)With respect to any Fee not required to be paid to any Defaulting Lender that is a Revolving Lender pursuant to the immediately preceding clause (ii), the Borrower shall (x) pay to each Non-Defaulting Lender that is a Revolving Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to the L/C Issuer the amount of any such Fee otherwise payable to such Defaulting Lender to the extent allocable to the L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such Fee.
(d)Reallocation of Participations to Reduce Fronting Exposure. In the case of a Defaulting Lender that is a Revolving Lender, all or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages of the Revolving Facility (determined without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Loans and participations in L/C Obligations of any Non-Defaulting Lender that is a Revolving Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 12.29, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Revolving Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(e)Cash Collateral.
(i)If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize each L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in this subsection.
(ii)At any time that there shall exist a Defaulting Lender that is a Revolving Lender, within 1 Business Day following the written request of the Administrative Agent or the applicable L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize such L/C Issuer’s Fronting Exposure with

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respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such L/C Issuer with respect to Letters of Credit issued by such L/C Issuer and outstanding at such time.
(iii)The Borrower, and to the extent provided by any Defaulting Lender that is a Revolving Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the applicable L/C Issuer, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the obligation of Defaulting Lenders that are Revolving Lenders to fund participations in respect of L/C Obligations, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the applicable L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposure of the applicable L/C Issuer with respect to Letters of Credit issued by such L/C Issuer and outstanding at such time, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender that is a Revolving Lender).
(iv)Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of L/C Obligations (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(v)Cash Collateral (or the appropriate portion thereof) provided to reduce the L/C Issuers’ Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Revolving Lender), or (y) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and the applicable L/C Issuer may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.
(f)Defaulting Lender Cure. If the Borrower and the Administrative Agent, and solely in the case of a Defaulting Lender that is a Revolving Lender and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent

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applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause, as applicable, (i) the Revolving Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Revolving Lenders in accordance with their respective Applicable Percentages (determined without giving effect to the immediately preceding subsection (d)) and (ii) the Term Loans of each Class to be held by the Term Lenders of such Class pro rata as if there had been no Defaulting Lenders of such Class, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(g)New Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, no L/C Issuer shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
7.15Increase in Revolving Credit Commitments and Incremental Term Loan Commitments.

Conditions to Effective of Increase. Upon notice to Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the aggregate amount of the Revolving Credit Commitments (a “Revolving Credit Commitment Amount Increase”) and/or to establish one or more tranches of term loans (each an “Incremental Term Loan Facility”; and the term loans made pursuant thereto, each an “Incremental Term Loan” and the commitment made pursuant thereto, an “Incremental Term Loan Commitment”) (each such increase or additional tranche, a “Commitment Increase”), by delivering a Commitment Amount Increase Request substantially in the form attached hereto as Exhibit H or in such other form acceptable to the Administrative Agent at least ten days prior to the desired effective date of such Commitment Increase; provided, however, that (i) the aggregate amount of the Revolving Credit Commitments and all Term Loan Commitments shall not be increased to an amount in excess of $~~750,000,000~~1,000,000,000, (ii) each Revolving Credit Commitment Amount Increase or Incremental Term Loan request shall be in an amount of not less than $5,000,000 or such lesser amount as approved by the Administrative Agent, (iii) no Default or Event of Default shall have occurred and be continuing at the time of the request or  the effective date of the Commitment Increase, (iv) all representations and warranties contained in Section 6 hereof shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) at the time of such request and on the effective date of such Commitment Increase, except for representations and warranties that relate to a prior date, which shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the applicable date on which they were made, and (v) upon

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the reasonable request of any additional Lender made at least five (5) days prior to the effective date of such Commitment Increase, Borrower shall have provided to such additional Lender, and such additional Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the Act, in each case at least three (3) days prior to the effective date of such Commitment Increase and, at least three (3) days prior to the effective date of such Commitment Increase, if Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification. The effective date of the Commitment Increase shall be agreed upon by the Borrower and the Administrative Agent.  Upon the effectiveness thereof, the new Lender(s) (or, if applicable, existing Lender(s)) shall advance Revolving Loans or Incremental Term Loans in an amount sufficient such that after giving effect to its advance each Lender shall have outstanding its Applicable Percentage of Revolving Loans and Applicable Percentage of Incremental Term Loans, as applicable.  It shall be a condition to such effectiveness that if any Term SOFR Loans are outstanding on the date of such effectiveness, such Term SOFR Loans shall be deemed to be prepaid on such date and the Borrower shall pay any amounts owing to the Lenders pursuant to Section 1.11 hereof.  In the event that the Borrower shall have terminated any portion of the Revolving Credit Commitments pursuant to Section ~~1.11~~1.12 hereof, the amount available for a Revolving Credit Commitment Amount Increase shall be reduced by the terminated commitment amount.  The Borrower agrees to pay any reasonable expenses of the Administrative Agent relating to any Commitment Increase and arrangement fees related thereto as agreed upon in writing between Administrative Agent and the Borrower, if any.  Notwithstanding anything herein to the contrary, (x) no Lender shall have any obligation to increase its Revolving Credit Commitment or to provide an Incremental Term Loan Commitment and no Lender’s Revolving Credit Commitment shall be increased without its consent thereto, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Credit Commitment or to provide any Incremental Term Loan Commitment, (y) no declining Lender shall have any consent rights with respect to such Revolving Credit Commitment Amount Increase or such Incremental Term Loan Commitment, as applicable, and (z) any new Lender shall be acceptable to the Administrative Agent (to the extent the consent of the Administrative Agent would be required in connection with an assignment to such new Lender under Section 12.12(a)(iii) hereof) with such consent not to be unreasonably withheld or delayed.  Upon the effectiveness thereof, Schedule 1 shall be deemed amended to reflect any Revolving Credit Commitment Amount Increase and any Incremental Term Loan Commitment, as applicable.

(a)Incremental Term Loan Amendment. Each Commitment Increase for an Incremental Term Loan Facility may be made hereunder pursuant to an amendment or an amendment and restatement (each, an “Incremental Term Loan Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by Borrower, each Incremental Term Lender participating in such tranche and the Administrative Agent. Each Incremental Term Loan Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the

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Administrative Agent, to effect the provisions of this Section 1.15. All Incremental Term Loans (i) shall rank pari passu in right of payment with Revolving Loans and the existing Term Loans and shall not be secured by any additional collateral or guaranteed by any additional Guarantors than the existing Term Loans, (ii) shall not mature earlier than the latest Maturity Date for any then-existing Facility (but may have amortization prior to such date), and (iii) shall be treated substantially the same as (and in any event no more favorably than) the Revolving Loans, the existing Term Loans and each other tranche of Incremental Term Loans; provided that (I) the terms and conditions applicable to any tranche of Incremental Term Loans maturing after the Maturity Date for each then-existing Term Facility may provide for material additional or different financial or other covenants or prepayment requirements applicable only during periods after the Maturity Date for such existing Term Facility and (II) each tranche of Incremental Term Loans may be priced differently than the 2029 Term Loans, 2030 Term Loans, 2031 Term Loans and any other tranche of Incremental Term Loans. Each applicable Incremental Term Lender shall fund the applicable Incremental Term Loans in accordance with the requirements of the applicable Incremental Term Loan Amendment.
7.16Extension of Revolving Credit Termination Date.  Borrower may, by written notice to Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given at least thirty (30) days and not more than ninety (90) days prior to the then Revolving Credit Termination Date (the “Existing Commitment Termination Date”), request that Lenders extend the Existing Commitment Termination Date for two additional six month periods.  Upon the Borrower’s timely delivery of such notice to Administrative Agent and provided, that (i) no Default or Event of Default has occurred and is continuing (both on the date the notice is delivered and on the then Existing Commitment Revolving Credit Termination Date), (ii) the Borrower and the Subsidiaries are in compliance with all covenants contained in Section 8 hereof, (iii) all representations and warranties contained in Section 6 hereof shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) on the date the notice is delivered and on the then Existing Commitment Termination Date except for representations and warranties that relate to a prior date, which shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of the applicable date on which they were made and (iv) the Borrower has paid in immediately available funds the Extension Fee on or prior to the first day of any requested extension period, then the Revolving Credit Termination Date shall be extended to the date that is six months after of the then Existing Commitment Termination Date.  Should the Revolving Credit Termination Date be extended, the terms and conditions of this Agreement will apply during any such extension period, and from and after the date of such extension, the term Revolving Credit Termination Date shall mean the last day of the extended term.
7.17RESERVED.
7.18ESG Adjustments.

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(a)No later than one (1) year after the Closing Date, the Borrower, in consultation with the Sustainability Structuring Agent, shall be entitled to establish specified Key Performance Indicators (“KPIs”) with respect to certain Environmental (“ESG”) targets of the Borrower and its Subsidiaries. The Sustainability Structuring Agent and the Borrower may propose an amendment to this Agreement (such amendment, the “ESG Amendment”) solely for the purpose of incorporating the KPIs and other related provisions (the “ESG Pricing Provisions”) into this Agreement. Any such amendment shall become effective upon (i) receipt by the Lenders of a lender presentation or memorandum in regard to the KPIs from the Borrower no later than ten (10) Business Days before the proposed effective date of such proposed ESG Amendment, (ii) the posting of such proposed ESG Amendment to all Lenders and the Borrower, (iii) the identification, and engagement at the Borrower’s cost and expense, of a sustainability assurance provider, which shall be a qualified external reviewer of nationally recognized standing, independent of the Borrower and its Affiliates, and (iv) the receipt by the Administrative Agent of executed signature pages and consents to such ESG Amendment from the Borrower, the Administrative Agent and Lenders comprising at least the Required Lenders. Upon the effectiveness of any such ESG Amendment, based on the Borrower’s performance against the KPIs, certain adjustments (increase, decrease, or no adjustment) to the Applicable Margin may be made; provided that the amount of any such adjustments made pursuant to an ESG Amendment shall not result in an increase or decrease of more than 2.0 basis points in the Applicable Margin; provided, further, that in no event shall such adjustments increase the Applicable Margin above that in effect on the Closing Date or decrease the Applicable Margin below zero. The pricing adjustments pursuant to the KPIs will require, among other things, reporting and validation of the measurement of the KPIs in a manner that is aligned with the Sustainability Linked Loan Principles at the time of the ESG Amendment and is to be mutually agreed between the Borrower and the Sustainability Structuring Agent (each acting reasonably). Following the effectiveness of the ESG Amendment, any modification to the ESG Pricing Provisions which does not have the effect of reducing the Applicable Margin to a level not otherwise permitted by this Section shall be subject only to the consent of the Required Lenders.
(b)The Sustainability Structuring Agent will (i) assist the Borrower in determining the ESG Pricing Provisions in connection with the ESG Amendment and (ii) assist the Borrower in preparing informational materials focused on ESG to be used in connection with the ESG Amendment.
(c)This Section 1.18 shall supercede any provisions in Section 12.13 to the contrary.
SECTION 8.	Fees.
8.1Fees.
(a)Revolving Credit Unused Commitment Fee. The Borrower shall pay to the Administrative Agent for the ratable account of the Revolving Lenders in accordance with their Applicable Percentages an unused commitment fee at a rate per annum equal to (x) 0.15% if the daily Unused Revolving Credit Commitments are less

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than or equal to 50% of the Revolving Credit Commitments then in effect and (y) 0.25% if the daily Unused Revolving Credit Commitments are greater than 50% of the Revolving Credit Commitments then in effect (computed on the basis of a year of 360 days and the actual number of days elapsed) and determined based on the daily Unused Revolving Credit Commitments during such previous quarter. Such commitment fee shall be payable quarterly in arrears on the last day of each March, June, September, and December in each year (commencing on the first such date occurring after the date hereof) and on the Revolving Credit Termination Date, unless the Revolving Credit Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to the date of such termination in whole shall be calculated and paid on the date of such termination.
(b)Letter of Credit Fees. On the date of issuance or extension, or increase in the amount, of any Letter of Credit pursuant to Section 1.3 hereof, the Borrower shall pay to the L/C Issuer for its own account a fronting fee equal to 0.10% of the face amount of (or of the increase in the face amount of) such Letter of Credit. Quarterly in arrears, on the last day of each March, June, September, and December, commencing on the first such date occurring after the date hereof, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Revolving Lenders in accordance with their Applicable Percentages, a letter of credit fee at a rate per annum equal to the Applicable Margin for Revolving Loans (computed on the basis of a year of 360 days and the actual number of days elapsed) in effect during each day of such quarter applied to the daily average face amount of Letters of Credit outstanding during such quarter. If no Letters of Credit were outstanding during such quarter, no such fee shall be owed. In addition, the Borrower shall pay to the L/C Issuer for its own account the L/C Issuer’s standard issuance, drawing, negotiation, amendment, cancellation, assignment, and other administrative fees for each Letter of Credit as established by the L/C Issuer from time to time.
(c)Administrative Agent and Other Fees. The Borrower shall pay to the Administrative Agent, for its own use and benefit and for the benefit of the Lenders, as applicable, the fees agreed to between the Administrative Agent and the Borrower in the Fee Letter, or as otherwise agreed to in writing between them.
SECTION 9.	Place and Application of Payments.
9.1Place and Application of Payments.  All payments of principal of and interest on the Loans and the Reimbursement Obligations, and of all other Obligations payable by the Borrower under this Agreement and the other Loan Documents, shall be made by the Borrower to the Administrative Agent by no later than 12:00 Noon (New York time) on the due date thereof at the office of the Administrative Agent in New York, New York (or such other location as the Administrative Agent may designate to the Borrower) for the benefit of the Lender(s) or L/C Issuer entitled thereto.  Any payments received after such time shall be deemed to have been received by the Administrative Agent on the next Business Day.  All such payments shall be made in U.S. Dollars, in immediately available funds at the place of payment, in each case without set off or counterclaim.  The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest on Loans and on Reimbursement Obligations in

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which the Lenders have purchased Participating Interests ratably to the Lenders and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement.  If the Administrative Agent causes amounts to be distributed to the Lenders in reliance upon the assumption that the Borrower will make a scheduled payment and such scheduled payment is not so made, each Lender shall, on demand, repay to the Administrative Agent the amount distributed to such Lender together with interest thereon in respect of each day during the period commencing on the date such amount was distributed to such Lender and ending on (but excluding) the date such Lender repays such amount to the Administrative Agent, at a rate per annum equal to:  (i) from the date the distribution was made to the date two (2) Business Days after payment by such Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Lender to the date such payment is made by such Lender, the Base Rate in effect for each such day.

Anything contained herein to the contrary notwithstanding (including, without limitation, Section 1.8(b) hereof), all payments and collections received in respect of the Obligations by the Administrative Agent or any of the Lenders after acceleration or the final maturity of the Obligations or termination of the Revolving Credit Commitments as a result of an Event of Default shall be remitted to the Administrative Agent and distributed as follows:

(a)first, to the payment of any outstanding costs and expenses incurred by the Administrative Agent in protecting, preserving or enforcing rights under the Loan Documents, and in any event including all costs and expenses of a character which the Borrower has agreed to pay the Administrative Agent under Section 12.15 hereof (such funds to be retained by the Administrative Agent for its own account unless it has previously been reimbursed for such costs and expenses by the Lenders, in which event such amounts shall be remitted to the Lenders to reimburse them for payments theretofore made to the Administrative Agent);
(b)second, to the payment of any outstanding interest and fees due under the Loan Documents to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;
(c)third, to the payment of principal on the Term Loans, Incremental Term Loans (if any), the Revolving Loans, unpaid Reimbursement Obligations, together with amounts to be held by the Administrative Agent as collateral security for any outstanding L/C Obligations pursuant to Section 9.4 hereof (until the Administrative Agent is holding an amount of cash equal to the then outstanding amount of all such L/C Obligations), Hedging Liability, and Funds Transfer and Deposit Account Liability, with the aggregate amount paid to, or held as collateral security for, the Lenders, each Qualifying Counterparty and L/C Issuer and, in the case of Hedging Liability, their Affiliates, to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof;
(d)fourth, to the payment of all other unpaid Obligations and all other indebtedness, obligations, and liabilities of the Borrower and its Subsidiaries evidenced by the Loan Documents (including, without limitation, Funds Transfer and Deposit

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Account Liability) to be allocated pro rata in accordance with the aggregate unpaid amounts owing to each holder thereof; and
(e)finally, to the Borrower or whoever else may be lawfully entitled thereto.
SECTION 10.	Guaranties
10.1Guaranties. The payment and performance of the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability shall at all times be guaranteed by (i) Parent and (ii) each direct and indirect Material Subsidiary of the Borrower pursuant to Section 13 hereof or pursuant to one or more guaranty agreements in form and substance acceptable to the Administrative Agent, as the same may be amended, modified or supplemented from time to time (individually a “Guaranty” and collectively the “Guaranties” and each such Material Subsidiary executing and delivering a Guaranty being referred to herein as a “Subsidiary Guarantor” and, together with the Parent, collectively the “Guarantors”); provided, however, that, with respect to any Subsidiary Guarantor, Hedging Liability guaranteed by such Guarantor shall exclude all Excluded Swap Obligations.
10.2Further Assurances.  In the event the Borrower or any Guarantor forms or acquires any other Material Subsidiary after the date hereof, except as otherwise provided in Section 4.1, the Borrower shall promptly upon such formation or acquisition cause such newly formed or acquired Material Subsidiary to execute a Guaranty or an Additional Guarantor Supplement in the form of Exhibit G attached hereto (the “Additional Guarantor Supplement”) as the Administrative Agent may then require, and the Borrower shall also deliver to the Administrative Agent, or cause such Material Subsidiary to deliver to the Administrative Agent, at the Borrower’s cost and expense, such other instruments, documents, certificates, and opinions reasonably required by the Administrative Agent in connection therewith.

Investment Grade Release. Notwithstanding the terms of Section 4.1, from and after the Investment Grade Rating Date, Administrative Agent shall promptly release all of the Subsidiary Guarantors from their obligations under the Guaranty (the “Investment Grade Release”), subject to satisfaction of the following conditions:

(1)Borrower shall have delivered to Administrative Agent, on or prior to the date that is ten (10) Business Days (or such shorter period of time as agreed to by Administrative Agent) before the date on which the Investment Grade Release is to be effected, written notice that it is requesting the Investment Grade Release, which notice shall identify the Subsidiary Guarantors to be released and the proposed effective date for the Investment Grade Release;
(2)On the date the Investment Grade Release is to become effective, Administrative Agent shall have received a certificate signed by a Responsible Officer, certifying that (A) no Subsidiary Guarantor requested to be released is a borrower or guarantor of, or otherwise has a payment obligation in respect of, any Unsecured Indebtedness (other than Unsecured Indebtedness in respect of which such Subsidiary Guarantor shall be released as a borrower or guarantor or other

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obligor substantially concurrently with the release hereunder); (B) immediately before and immediately after giving effect to the Investment Grade Release, no Default or Event of Default has occurred and is continuing or would result therefrom; and (C) immediately before and immediately after giving effect to the Investment Grade Release, all representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such date, with the same effect as if made at and as of that date, except to the extent that such representations and warranties related solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date).
(3)In the event that at any time after the Investment Grade Release, any such Subsidiary Guarantor released pursuant to Section 4.3 is the primary obligor under, or provides a guaranty to any holder of, Unsecured Indebtedness, Borrower shall within ten (10) Business Days after such occurrence cause such Subsidiary Guarantor to satisfy within such ten (10) Business Day period all of the provisions of Section 4.1 that would be applicable to the addition of a new Guarantor.

For the avoidance of doubt, the foregoing provisions of this Section 4.3 shall not apply to Parent which may only be released upon the written approval of Administrative Agent and all of the Lenders.

SECTION 11.	Definitions; Interpretation.
11.1Definitions. The following terms when used herein shall have the following meanings:

“1031 Cash Proceeds” means cash proceeds from the sale of Property in a transaction under Section 1031 of the Code held by a qualifying intermediary; provided, that, such proceeds shall cease to be 1031 Cash Proceeds as of the last day on which Borrower or the applicable Subsidiary can consummate a tax-deferred transaction under Section 1031 of the Code.

“1031 Property” means, as of any Unencumbered Pool Determination Date, any Property owned by a 1031 Property Holder which is intended to qualify for tax treatment under, Section 1031 of the Code and which satisfies the following conditions:

(i)the Property meets all of the requirements of the definition of Eligible Property; and

(ii)the Borrower or a Guarantor has the unconditional contractual right to require and cause fee simple title to such Property to be transferred at any time to any Person as directed by the Borrower or a Guarantor.

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For purposes of determining Total Asset Value, such 1031 Property shall be deemed to have been owned or leased by the Borrower or a Guarantor from the date acquired by the 1031 Property Holder that owns such 1031 Property.

“1031 Property Holder” means the “qualified intermediary” or “exchange accommodation titleholder” with respect to a 1031 Property as contemplated under Section 1031 of the Code, the regulations of the U.S. Department of Treasury adopted thereunder and related revenue procedures related thereto.

“2029 Term Loan” means the Term Loan made by each Lender in the amount of such Lender’s 2029 Term Loan Commitment pursuant to Section 1.2(a) hereof.

“2029 Term Loan Commitment” means, as to any Lender, the amount set forth opposite such Lender’s name under the heading 2029 Term Loan Commitment on Schedule 1 attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2029 Term Loan Commitments of the Lenders aggregate $100,000,000 as of the date hereof.

“2029 Term Facility” means, the aggregate principal amount of the 2029 Term Loans of all 2029 Term Lenders outstanding at such time.

“2029 Term Lender” means, each Lender that holds a 2029 Term Loan or 2029 Term Loan Commitment.

“2030 Term Loan” means the Term Loan made by each Lender in the amount of such Lender’s 2030 Term Loan Commitment pursuant to Section 1.2(c) hereof.

“2030 Term Loan Commitment” means, as to any Lender, the amount set forth opposite such Lender’s name under the heading 2030 Term Loan Commitment on Schedule 1 attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2030 Term Loan Commitments of the Lenders aggregate $100,000,000 as of the First Amendment Effective Date.

“2030 Term Facility” means, the aggregate principal amount of the 2030 Term Loans of all 2030 Term Lenders outstanding at such time.

“2030 Term Lender” means, each Lender that holds a 2030 Term Loan or 2030 Term Loan Commitment.

“2031 Term Loan” means the Term Loan made by each Lender in the amount of such Lender’s 2031 Term Loan Commitment pursuant to Section 1.2(b) hereof.

“2031 Term Loan Commitment” means, as to any Lender, the amount set forth opposite such Lender’s name under the heading 2031 Term Loan Commitment on Schedule 1 attached hereto and made a part hereof.  The Borrower and the Lenders acknowledge and agree that the 2031 Term Loan Commitments of the Lenders aggregate $100,000,000 as of the date hereof.

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“2031 Term Facility” means, the aggregate principal amount of the 2031 Term Loans of all 2031 Term Lenders outstanding at such time.

“2031 Term Lender” means, each Lender that holds a 2031 Term Loan or 2031 Term Loan Commitment.

“Acceptable Leasehold Interest” means a ground leasehold interest where the Borrower or its Subsidiary is the lessee thereunder, as to which no default (other than a default which remains subject to grace or cure periods) or event of default has occurred or with the passage of time or the giving of notice would occur, and containing (a) the following terms and conditions: (i) a remaining term (including any unexercised extension options that the lessee can unilaterally exercise without the need to obtain the consent of the lessor or to pay the lessor any amount as a condition to the effectiveness of such extension) of 30 years or more from the Closing Date; (ii) the right of the lessee to mortgage and encumber its interest in the leased property without the consent of the lessor; (iii) the obligation of the lessor to give the holder of any mortgage Lien on such leased property written notice of any defaults on the part of the lessee and agreement of such lessor that such lease will not be terminated until such holder has had a reasonable opportunity to cure or complete foreclosures, and fails to do so; (iv) reasonable transferability of the lessee’s interest under such lease, including ability to sublease; and (v) such other rights customarily required by mortgagees making a loan secured by the interest of the holder of the leasehold estate demised pursuant to a ground lease as reasonably approved by the Administrative Agent; or (b) terms and conditions otherwise reasonably acceptable to the Administrative Agent.

“Additional Guarantor Supplement” is defined in Section 4.2 hereof.

“Adjusted Availability” means, at any time of determination, an amount equal to (x) the Gross Availability minus (y) the aggregate Other Unsecured Indebtedness outstanding on such date.

“Adjusted FFO” means for any period, “funds from operations” as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect from time to time; provided that Adjusted FFO shall (i) be based on net income after payment of distributions to holders of preferred partnership units in Borrower and distributions necessary to pay holders of preferred stock of Parent, and (ii) at all times exclude (a) charges for impairment losses from property sales, (b) stock-based compensation, (c) write-offs or reserves of straight-line rent related to sold assets, (d) amortization of debt costs, (e) non-recurring charges, including, without limitation, acquisition expenses, non-cash charges related to the write-off of deferred equity and financing costs and one-time charges related to the transition to self-management; and (f) other non-cash items as mutually agreed upon by Borrower and Administrative Agent.

“Administrative Agent” means Truist Bank, in its capacity as Administrative Agent hereunder, and any successor in such capacity pursuant to Section 11.6 hereof.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

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“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Lender” is defined in Section 1.13 hereof.

“Affiliate” means any Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, another Person.  A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management and policies of the other Person, whether through the ownership of voting securities, common directors, trustees or officers, by contract or otherwise; provided that, in any event for purposes of this definition, any Person that owns, directly or indirectly, 20% or more of the securities having the ordinary voting power for the election of directors or governing body of a corporation or 20% or more of the partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

“Agreement” means this Amended and Restated Credit Agreement, as the same may be amended, modified, restated or supplemented from time to time pursuant to the terms hereof.

“Alpine Valley” means that certain property located in East Troy, Wisconsin comprising approximately 93,322 square feet known as of the Closing Date as “Alpine Valley Music Theatre”.

“Annual Capital Expenditure Reserve” means the sum of (a) an amount equal to the product of (i) $0.10 multiplied by (ii) the aggregate net rentable area, determined on a square footage basis, for retail net lease properties, plus (b) an amount equal to the product of (i) $0.25 multiplied by (ii) the aggregate net rentable area, determined on a square footage basis, for non-retail net lease properties; provided, however, this definition of Annual Capital Expenditure Reserve shall not apply to any Land Assets, Assets Under Development or any Ground Leases with Borrower or a Subsidiary as lessor; provided that the Borrower is not obligated for such Capital Expenditures.

“Anti-Corruption Law” shall mean all laws, rules, and regulations of any jurisdiction applicable to the Loan Parties or any of their Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Margin” means, with respect to Loans of any Class, Reimbursement Obligations, and the commitment fees and letter of credit fees payable under Section 2.1 hereof, until the first Pricing Date, the rates shown opposite Level III below, and thereafter, from one Pricing Date to the next the rates per annum determined in accordance with the following schedule:

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Level	Total Indebtedness to Total Asset Value Ratio for Such Pricing Date	Applicable Margin for Revolving Loans that are Base Rate Loans shall be:	Applicable Margin for Revolving Loans that are SOFR Loans Shall Be:	Applicable Margin for Term Loans that are Base Rate Loans shall be:	Applicable Margin for term loans that are SOFR Loans Shall Be:
I	Less than or equal to 0.40 to 1.00	0.25%	1.25%	0.25%	1.25%
II	Less than or equal to 0.45 to 1.00, but greater than 0.40 to 1.00	0.35%	1.35%	0.30%	1.30%
III	Less than or equal to 0.50 to 1.00, but greater than 0.45 to 1.00	0.50%	1.50%	0.45%	1.45%
IV	Less than or equal to 0.55 to 1.00, but greater than 0.50 to 1.00	0.65%	1.65%	0.60%	1.60%
V	Less than or equal to 0.60 to 1.00, but greater than 0.55 to 1.00	0.95%	1.95%	0.90%	1.90%
VI	Greater than 0.60 to 1.00	1.20%	2.20%	0.90%	1.90%

For purposes hereof, the term “Pricing Date” means, for any fiscal quarter of the Borrower, the last date on which the Borrower’s most recent Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) for the fiscal quarter then ended are due, pursuant to Section 8.5 hereof.  The Applicable Margin shall be established based on the Total Indebtedness to Total Asset Value ratio for the most recently completed fiscal quarter and the Applicable Margin established on a Pricing Date shall remain in effect until the next Pricing Date.  If the Borrower has not delivered its Compliance Certificate and financial statements by the date the Compliance Certificate and financial statements (and, in the case of the year-end financial statements, audit report) are required to be delivered under Section 8.5 hereof, then until such Compliance Certificate and financial statements and/or audit report are delivered, the Applicable Margin shall be the highest Applicable Margin (i.e., Level VI shall apply).  If the Borrower subsequently delivers such Compliance Certificate and financial statements before the next Pricing Date, the Applicable Margin established by such late delivered Compliance Certificate and financial statements shall take effect from the date of delivery until the next Pricing Date.  In all

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other circumstances, the Applicable Margin established by such Compliance Certificate and financial statements shall be in effect from the Pricing Date that occurs immediately after the end of the fiscal quarter covered by such financial statements until the next Pricing Date.  Borrower, Administrative Agent, L/C Issuer, and Lenders understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Administrative Agent and Lenders by Borrower (the "Borrower Information").  If it is subsequently determined that any such Borrower Information was incorrect (for whatever reason, including, without limitation, because of a subsequent restatement of earnings by the Borrower or Parent) at the time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Borrower Information; provided that no recalculation shall be done for any period that is more than 2 years earlier than the date of recalculation.  The Administrative Agent shall promptly notify Borrower in writing of any additional interest and fees due because of such recalculation, and the Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender or the L/C Issuer, within five (5) Business Days of receipt of such written notice.  Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent's, the L/C Issuer’s, or any Lender's other rights under this Agreement.  Each determination of the Applicable Margin made by the Administrative Agent in accordance with the foregoing shall be conclusive, absent manifest error, and binding on the Borrower and the Lenders if reasonably determined. Any Incremental Term Loan shall bear interest at an “applicable margin” based upon the then determined Applicable Rate set forth in each Incremental Term Loan Amendment for each Incremental Term Loan Facility.

“Applicable Percentage” means, (a) with respect to any 2029 Term Lender at any time, the percentage of the 2029 Term Facility represented by such 2029 Term Lender’s 2029 Term Loan Commitment and 2029 Term Loans at such time, (b) with respect to any 2030 Term Lender at any time, the percentage of the 2030 Term Facility represented by such 2030 Term Lender’s 2030 Term Loan Commitment and 2030 Term Loans at such time, (c) with respect to any 2031 Term Lender at any time, the percentage of the 2031 Term Facility represented by such 2031 Term Lender’s 2031 Term Loan Commitment and 2031 Term Loans at such time, (~~c~~d) with respect to any Incremental Term Lender at any time, the percentage of the applicable Incremental Term Loan Facility represented by the sum of such Incremental Term Lender’s unfunded Incremental Term Loan Commitments (if any) for the applicable Incremental Term Facility and the principal amount of such Incremental Term Lender’s Incremental Term Loans for the applicable Incremental Term Loan Facility at such time, and (~~d~~e) with respect to any Revolving Lender at any time, the percentage of the Revolving Credit Commitments represented by such Lender’s Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Lender (including through participation interests in Reimbursement Obligations) of the aggregate principal amount of all Revolving Loans and L/C Obligations then outstanding. The initial Applicable Percentage of each Lender in respect of the Revolving Facility and the Term Facility is set forth opposite the name of such Lender on Schedule 1 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

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“Applicable Rate” means, a rate per annum equal to (a) in respect of the Term Facility, (i) the Applicable Margin with respect to Term Loans that are SOFR Loans; (ii) the Applicable Margin with respect to Term Loans that are Base Rate Loans, and (iii) in respect of any Incremental Term Loan Facility, the interest rate set forth in the applicable Incremental Term Loan Amendment; and (b) in respect of the Revolving Facility, (i) the Applicable Margin with respect to Revolving Loans that are SOFR Loans and (ii) and the Applicable Margin with respect to Revolving Loans that are Base Rate Loans.

“Application” is defined in Section 1.3(b) hereof.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assets Under Development” means any real property under construction (excluding any completed Property under renovation for which the relevant Tenant has not ceased paying rent) or any real property for which no construction has commenced but all necessary entitlements (excluding foundation, building and similar permits) have been obtained in order to allow the Borrower, a Material Subsidiary or a Tenant to commence constructing improvements on such real property, in each case, until such property has received a certificate of occupancy.

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.12 hereof), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form approved by the Administrative Agent.

“Authorized Representative” means those persons shown on the list of officers provided by the Borrower pursuant to Section 7.2 hereof or on any update of any such list provided by the Borrower to the Administrative Agent, or any further or different officers of the Borrower so named by any Authorized Representative of the Borrower in a written notice to the Administrative Agent.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement, or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 10.6(d).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European

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Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Event” means, with respect to any Person, any event of the type described in clause (j) or (k) of Section 9.1 hereof with respect to such Person.

“Base Rate” is defined in Section 1.4(a) hereof.

“Base Rate Loan” means a Loan bearing interest at the Base Rate.

“Benchmark” means, initially, (a) with respect to Daily Simple SOFR Loans, Daily Simple SOFR and (b), with respect to Term SOFR Loans, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 10.6.

“Benchmark Replacement” means, with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then current Benchmark for U.S. Dollar denominated syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Available Tenor, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), if any, that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar denominated syndicated credit facilities at such time.

“Benchmark Replacement Date” means a date and time determined by Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark:

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(a)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be  non-representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means, with respect to the then-current Benchmark, the occurrence of one or more of the following events with respect to such Benchmark:

(a)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York,  an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

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For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, with respect to any Benchmark, in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (i) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark pursuant to clauses (a) or (b) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.2 and (ii) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 10.6.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Borrower” is defined in the introductory paragraph of this Agreement.

“Borrowing” means the total of Loans of a single type advanced, continued for an additional Interest Period, or converted from a different type into such type by the Lenders on a single date and, in the case of Term SOFR Loans, for a single Interest Period.  Borrowings of Loans are made and maintained ratably from each of the Lenders according to their Applicable Percentages.  A Borrowing is “advanced” on the day Lenders advance funds comprising such Borrowing to the Borrower, is “continued” on the date a new Interest Period for the same type of Loans commences for such Borrowing, and is “converted” when such Borrowing is changed from one type of Loans to the other, all as determined pursuant to Section 1.6 hereof.

“Business Day” means (i) any day other than Saturday, Sunday or any other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close and (ii) with respect to any matters relating to SOFR Loans, a SOFR Business Day.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate amount of all expenditures (whether paid in cash or accrued as a liability) by such Person during that period for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to property, plant, or equipment (including replacements, capitalized repairs, and improvements) which are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

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“Capital Lease” means any lease of Property or other assets which in accordance with GAAP is required to be capitalized on the balance sheet of the lessee.

“Capitalization Rate” means (i) 6.25% for single-tenant Properties occupied by tenants maintaining a (A) BBB- Rating or better from S&P’s or Fitch, or (B) Baa3 Rating or better from Moody’s,  (ii) 7.50% for Alpine Valley, and (iii) 7.00% for all other Properties not covered under the foregoing clauses (i) or (ii), including the GermFree Property.

“Capitalized Lease Obligation” means, for any Person, the amount of the liability shown on the balance sheet of such Person in respect of a Capital Lease determined in accordance with GAAP.

“CBA” means CME Group Benchmark Administration Ltd.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§9601 et seq., and any future amendments.

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following:  (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority, or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith shall be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means any of (a) the acquisition by any “person” or “group” (as such terms are used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) at any time that causes such person or group to become the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended) of 51% or more of the outstanding capital stock or other equity interests of Parent on a fully-diluted basis, other than acquisitions of such interests by any party who is an officer or director of Parent as of the Closing Date, (b) the failure of individuals who are members of the board of directors (or similar governing body) of Parent on the Closing Date (together with any new or replacement directors whose initial nomination for election was approved by a majority of the directors who were either directors on the Closing Date or previously so approved) to constitute a majority of the board of directors (or similar governing body) of Parent, or (c) the failure of Parent or a Wholly-owned Subsidiary of Parent to (i) serve as the sole general partner of Borrower and (ii) to directly own 51% of the Equity Interests of Borrower.

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“Class” means (a) when used with respect to a Commitment, refers to whether such Commitment is a Revolving Credit Commitment, 2029 Term Loan Commitment, 2030 Term Loan Commitment, 2031 Term Loan Commitment or any tranche of Incremental Term Loan Commitments, (b) when used with respect to a Loan, refers to whether such Loan is a Revolving Loan, a 2029 Term Loan, 2030 Term Loan, 2031 Term Loan or an Incremental Term  Loan, and (c) when used with respect to a Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments.

“Closing Date” means the date of this Agreement or such later Business Day upon which each condition described in Section 7.2 shall be satisfied or waived in a manner acceptable to the Administrative Agent in its discretion.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

“Collateral Account” is defined in Section 9.4(b) hereof.

“Commitment” means a Revolving Credit Commitment, Term Loan Commitment or an Incremental Term Loan Commitment, as the context may require.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Compliance Certificate” is defined in Section 8.5(e) hereof.

“Conforming Changes” means, with respect to either the use or administration of Daily Simple SOFR or Term SOFR, or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “SOFR Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of Section 1.11 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profit Taxes.

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“Controlled Group” means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

“Covered Entity” has the meaning specified in Section 12.29.

“Credit Event” means the advancing of any Loan, or the issuance of, or extension of the expiration date or increase in the amount of, any Letter of Credit.

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, the “SOFR Determination Date” ) that is five (5)  SOFR Business Days prior to (i) if such SOFR Rate Day is a SOFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a SOFR Business Day, the SOFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website, and (b) the Floor.  If by 5:00 pm (New York City time) on the second (2nd) SOFR Business Day immediately following any SOFR Determination Date, the SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then the SOFR for such SOFR Determination Date will be the SOFR as published in respect of the first preceding SOFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days.  If Daily Simple SOFR as determined above shall ever be less than the Floor, then Daily Simple SOFR shall be deemed to be the Floor.  Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to Borrower.

“Daily Simple SOFR Loan” means each Loan bearing interest at a rate based upon Daily Simple SOFR.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means any event or condition the occurrence of which would, with the passage of time or the giving of notice, or both, constitute an Event of Default.

“Defaulted Loan” is defined in the definition of “Defaulting Lender” in this Section 5.1.

“Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Loans or Reimbursement Obligations required to be funded by it hereunder (herein, a “Defaulted Loan”) within two (2) Business Days of the date required to be funded by it hereunder (including with respect to a Revolving Lender, in respect of its participation in Letters of Credit) unless such failure has been cured, (b) has otherwise failed to pay over to the Administrative Agent, L/C Issuer, or any other Lender any other amount required to be paid by it hereunder (except for up to $25,000

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in the aggregate from a Lender which is owing for less than five (5) Business Days) within two (2) Business Days of the date when due, unless the subject of a good faith dispute or unless such failure has been cured, (c) has notified the Borrower, the Administrative Agent or L/C Issuer  in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (d) has failed, within 3 Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (d) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (e) has experienced a Bankruptcy Event, (e) a receiver or conservator has been appointed for such Lender or (f) has become the subject of a Bail-In Action.

“Defaulting Lender Period” means, with respect to any Defaulting Lender, the period commencing on the date upon which such Lender first became a Defaulting Lender and ending on the earliest of the following dates: the date on which (a) such Defaulting Lender is no longer the subject of a Bankruptcy Event or, if applicable, under the direction of a receiver or conservator, (b) such Defaulting Lender shall have delivered to Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder, including with respect to its Revolving Credit Commitments, and (c) such Defaulting Lender shall have been deemed to no longer be a Defaulting Lender in accordance with Section 1.14(f) hereof.

“Dividends” means any dividend paid (or declared and then payable), as the case may be, in cash on any equity security issued by the Borrower.

“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons, whether pursuant to a “plan of division” or similar arrangement pursuant to Section 18-217 of the Delaware Limited Liability Company Act or any similar provision under the laws of any other applicable jurisdiction and pursuant to which the Dividing Person may or may not survive.

“EBITDA” means, for any period, determined on a consolidated basis of the Parent and its Subsidiaries, in accordance with GAAP, the sum of net income (or loss) plus: (i) depreciation and amortization expense, to the extent included as an expense in the calculation of net income (or loss); (ii) Interest Expense; (iii) income tax expense, to the extent included as an expense in the calculation of net income (or loss); (iv) extraordinary, unrealized or non-recurring losses, including (A) impairment charges, (B) realized losses from the sale of real property and Public Investments, and (v) non-cash compensation paid to employees or directors of Parent in the form of Parent’s equity securities, minus: (a) extraordinary, unrealized or non-recurring gains, including (x) the write-up of assets and (y) realized gains from the sale of real property and Public Investments; (b) income tax benefits; and (c) other non-cash items as reasonably determined by the Borrower and approved by the Adminstrative Agent.

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“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an applicable Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) have responsibility for the resolution of any EEA Financial Institution.

“Electronic Copy” has the meaning specified in Section 8.22.

“Electronic Record” has the meaning specified in Section 8.22

“Electronic Signature” has the meaning specified in Section 8.22.

“Eligible Asset” means, as of any Unencumbered Pool Determination Date, any Eligible Property or Eligible Mortgage Receivable.

“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund, and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) the L/C Issuer, and (iii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any Guarantor or any of the Borrower’s or such Guarantor’s Affiliates or Subsidiaries.

“Eligible Mortgage Receivable” means, as of any Unencumbered Pool Determination Date, any Mortgage Receivable that satisfies the following conditions (a) such Mortgage Receivable is owed solely to the Borrower or a ~~Material~~Wholly-owned Subsidiary of the Borrower, and in the case of a Material Subsidiary at all times prior to the Investment Grade Release, such Material Subsidiary has provided an Additional Guarantor Supplement or other Guaranty to the Administrative Agent pursuant to Section 4.2 hereof, (b) neither such Mortgage Receivable nor, if such Mortgage Receivable is owned by a Material Subsidiary, the Borrower’s beneficial ownership interest in such Material Subsidiary, is subject to (i) a Lien other than Permitted Liens or (ii) any negative pledge (other than a negative pledge under the terms of the documentation evidencing Other Unsecured Indebtedness), (c) such Mortgage Receivable is not more than 60 days past due or otherwise in default, (d) the Borrower, or if such Mortgage Receivable is owned by a Material Subsidiary, such Material Subsidiary, has the unilateral right to sell, transfer or otherwise dispose of such Mortgage Receivable and to create a Lien on such Mortgage Receivable as security for Indebtedness for Borrowed Money, and (e) such Mortgage Receivable is a First Mortgage Loan secured by Property that (x) is (i) a retail net lease asset or (ii) a Property of an Other Approved Type, including under this clause (ii), without limitation, each

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of  the Prior Approved Receivables; (y) meets the criteria for Eligible Property (excluding clauses (a)(i), (c), (d), (g) and (h) of the definition thereof and except that with respect to the conditions set forth in clause (a) of the definition thereof, the references to any Borrower, Guarantor, or any 1031 Property Holder shall be deemed to refer to the borrower under such Mortgage Receivable); and (z) is not a Land Asset (it being understood that the Property securing such Mortgage Receivable may be an Asset Under Development).

“Eligible Property” means, as of any Unencumbered Pool Determination Date, any Property owned by the Borrower, a ~~Guarantor~~Wholly-owned Subsidiary of the Borrower, or a 1031 Property Holder which satisfies the following conditions:

(a)Is (i) Alpine Valley, the GermFree Property or other real property constituting (x) a retail net lease asset or, (y) from and after the First Amendment Effective Date, an industrial net lease asset, and (ii) one hundred percent (100%) owned in fee simple or leased pursuant to an Acceptable Leasehold Interest, individually or collectively, by the Borrower, any ~~Guarantor~~Material Subsidiary, or any 1031 Property Holder;
(b)Is a Property located in the contiguous United States;
(c)If such Property is owned or subject to an Acceptable Leasehold Interest by the Borrower, (i) neither the Borrower’s beneficial ownership interest or leasehold interest, as applicable, in such Property nor the Property is subject to any Lien (other than Permitted Liens or Liens in favor of the Administrative Agent) or to any negative pledge (other than a negative pledge under the terms of the documentation evidencing Other Unsecured Indebtedness) and (ii) the Borrower has the unilateral right (including the absence of any restrictions in an Acceptable Leasehold Interest to sell, transfer or otherwise dispose of such Property and to create a Lien on such Property as security for Indebtedness for Borrowed Money);
(d)If such Property is owned or subject to an Acceptable Leasehold Interest by a Material Subsidiary or 1031 Property Holder, (i) neither the Borrower’s beneficial ownership interest or leasehold interest, as applicable, in such Material Subsidiary nor the Property is subject to any Lien (other than Permitted Liens or Liens in favor of the Administrative Agent) or to any negative pledge, (ii) the Material Subsidiary has the unilateral right (including the absence of any restrictions in an Acceptable Leasehold Interest) to sell, transfer or otherwise dispose of such Property and to create a Lien on such Property as security for Indebtedness for Borrowed Money, and (iii) at all times prior the Investment Grade Release, the Material Subsidiary has provided an Additional Guarantor Supplement or other Guaranty to the Administrative Agent pursuant to Section 4.2 hereof;
(e)That such Property, based on the Borrower’s or any Material Subsidiary’s actual knowledge, is free of all material structural defects or major architectural deficiencies, material title defects (other than Permitted Liens), material environmental conditions or other adverse matters which, individually or collectively, materially impair the value of such Property and, if the Property has an underground storage tank located thereon or any other material environmental concern as determined

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by the Administrative Agent, then the Administrative Agent shall have received satisfactory environmental assessments, including, to the extent requested, Phase I and Phase II reports, the results of which disclose environmental conditions which are satisfactory to the Administrative Agent in its sole discretion;
(f)With respect to such Property, any Tenant is not more than 60 days past due or “materially past due” (in accordance with customary commercial practice) with respect to any monthly rent payment obligations under such Lease;
(g)For each such Property, the Borrower, to the extent not previously provided, shall have delivered to the Administrative Agent a copy, certified as true and correct by the Borrower, of each of the following: if the Property Owner is not the Borrower, the Property Owner’s articles of incorporation, by-laws, partnership agreements, operating agreements, as applicable, and certificates of existence, good standing and authority to do business from each appropriate state authority, and partnership, corporate or limited liability company, as applicable, authorizations authorizing the execution, delivery and performance of the Additional Guarantor Supplement all certified to be true and complete by a duly authorized officer of such Property Owner; and
(h)The Property is not an Asset Under Development or a Land Asset.

“Environmental Claim” means any investigation, notice, violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, proceeding or claim (whether administrative, judicial or private in nature) arising (a) pursuant to, or in connection with an actual or alleged violation of, any Environmental Law, (b) in connection with any Hazardous Material, (c) from any abatement, removal, remedial, corrective or response action in connection with a Hazardous Material, Environmental Law or order of a governmental authority or (d) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

“Environmental Law” means any current or future Legal Requirement pertaining to (a) the protection of health, safety and the indoor or outdoor environment, (b) the conservation, management or use of natural resources and wildlife, (c) the protection or use of surface water or groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material or (e) pollution (including any Release to air, land, surface water or groundwater), and any amendment, rule, regulation, order or directive issued thereunder.

“Equity Forward Contract” means a forward equity contract entered into by the Parent and a Person that is not a Subsidiary of the Parent with respect to common Equity Interests of the Parent.

“Equity Interests” means with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit

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interests in) such Person whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute thereto.

“Erroneous Payment” has the meaning assigned to such term in Section 12.30.

“Erroneous Payment Deficiency Assignment” has the meaning assigned to such term in Section 12.30.

“Erroneous Payment Impacted Class” has the meaning assigned to such term in Section 12.30(d).

“Erroneous Payment Return Deficiency” has the meaning assigned to such term in Section 12.30(d).

“Erroneous Payment Subrogation Rights” has the meaning assigned to such term in Section 12.30(d).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Event of Default” means any event or condition identified as such in Section 9.1 hereof.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such related Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the

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jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 1.13 hereof) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 12.1 amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 12.1(b) or Section 12.1(d), and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing KeyBank Agreement” means that certain Amended and Restated Credit Agreement dated as of September 30, 2022, among Borrower, KeyBank National Association, a syndicate of lenders and the other parties party thereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated December 20, 2024, and as may be further amended, restated, supplemented or otherwise modified.

“Extension Fee” means an extension fee payable by the Borrower for each six month extension pursuant to Section 1.16 hereto in an amount equal to 0.065% of the Revolving Credit Commitments then in effect.

“Facility” means the Revolving Facility and each Term Facility.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” is defined in Section 1.4(a) hereof.

“Fee Letter” means (i) the letter agreement, dated January 7, 2026, among Borrower,  TSI, and Truist, and (ii) any other fee letter entered into in connection with the Facilities by and between Borrower and a lead arranger.

“First Amendment Effective Date” means October 28, 2026.

"First Mortgage Loan” means a Mortgage Receivable that is secured by a first priority lien on real property.

“Fiscal Quarter” means each of the three-month periods ending on March 31, June 30, September 30 and December 31.

“Fiscal Year” means the twelve-month period ending on December 31.

“Fitch” means Fitch Ratings, or any successor thereto.

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“Fixed Charges” means, for any Rolling Period, (a) Interest Expense, plus (b) scheduled principal amortization paid on Total Indebtedness (exclusive of any balloon payments or prepayments of principal paid on such Total Indebtedness), plus (c) Dividends and required distributions on the Parent’s preferred equity securities for such Rolling Period plus (d) all income taxes (federal, state and local) paid by Parent and its Subsidiaries in cash during such Rolling Period.

“Floor” means a rate of interest equal to 0% per annum.

“Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender, with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit Liabilities attributable to the L/C Issuer other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“Funds Transfer and Deposit Account Liability” means the liability of the Borrower, or any Subsidiary owing to any of the Lenders, or any Affiliates of such Lenders, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from deposit accounts of the Borrower and/or any Subsidiary now or hereafter maintained with any of the Lenders or their Affiliates, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to the Borrower or any Subsidiary by any of such Lenders or their Affiliates.

“GAAP” means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

“GermFree Property” means that certain light industrial net lease property located in Ormond Beach, Florida, comprising approximately 160,013 square feet known as of the Closing Date as “GermFree”.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

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“Gross Availability” means, at any date of its determination, an amount equal to the maximum amount of Unsecured Indebtedness that would result in compliance with the covenants set forth in Sections 8.20(e) and (f) on a pro forma basis.

“Ground Lease” means a long term lease of a Property granted by the fee owner of ~~the~~ such Property.

“Guarantor” and “Guarantors” are defined in Section 4.1 hereof.

“Guaranty” and “Guaranties” are defined in Section 4.1 hereof.

“Hazardous Material” means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or material which is hazardous or toxic, and includes, without limitation, (a) asbestos, polychlorinated biphenyls and petroleum (including crude oil or any fraction thereof) and (b) any material classified or regulated as “hazardous” or “toxic” or words of like import pursuant to an Environmental Law.

“Hazardous Material Activity” means any activity, event or occurrence involving a Hazardous Material, including, without limitation, the manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation, handling of or corrective or response action to any Hazardous Material other than any activity, event or occurrence performed in compliance with or allowed under applicable law.

“Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Borrower or any Subsidiary shall be a Hedging Agreement.

“Hedging Liability” means the liability of the Borrower or any Subsidiary to any Qualifying Counterparty, in respect of any Hedging Agreement as the Borrower or such Subsidiary, as the case may be, may from time to time enter into with any one or more  Qualifying Counterparties.

“Incremental Term Lender” means, at any time, any Lender that has an Incremental Term Loan Commitment or holds Incremental Term Loans at such time.

“Incremental Term Loan” has the meaning assigned to such term in Section 1.15.

“Incremental Term Loan Amendment” has the meaning assigned to such term in Section 1.15.

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“Incremental Term Loan Commitment” has the meaning assigned to such term in Section 1.15.

“Incremental Term Loan Facility” has the meaning assigned to such term in Section 1.15.  Unless otherwise specified herein, each tranche of Incremental Term Loan Commitments or Incremental Term Loans shall constitute a separate Incremental Term Loan Facility.

“Indebtedness for Borrowed Money” means for any Person (without duplication) (a) all indebtedness created, assumed or incurred in any manner by such Person representing money borrowed (including by the issuance of debt securities), (b) all indebtedness for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business), (c) all indebtedness secured by any Lien upon Property or other assets of such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness, (d) all Capitalized Lease Obligations of such Person, (e) all obligations of such Person on or with respect to letters of credit, bankers’ acceptances and other extensions of credit whether or not representing obligations for borrowed money and (f) all net obligations of such Person under any interest rate, foreign currency, and/or commodity swap, exchange, cap, collar, floor, forward, future or option agreement, or any similar interest rate, currency or commodity hedging arrangement.

“Indemnified Taxes” means (a) all Taxes other than Excluded Taxes and (b) to the extent not otherwise described in (a), Other Taxes.

“Initial ~~Unencumbeted~~Unencumbered Assets” means collectively the Unencumbered Assets listed on Schedule 1.1 as of the Closing Date and “Initial Unencumbered Asset” means any of such Unencumbered Assets.

“Initial Properties” means collectively the Properties listed on Schedule 1.1 as of the Closing Date and “Initial Property” means any of such Properties.

“Interest Expense” means, with respect to a Person for any period of time, the interest expense whether paid, accrued or capitalized (without deduction of consolidated interest income) of such Person for such period.  Interest Expense shall exclude any amortization of (i) deferred financing fees, including the write-off such fees relating to the early retirement of such related Indebtedness for Borrowed Money, and (ii) debt discounts (but only to the extent such discounts do not exceed 3.0% of the initial face principal amount of such debt).

“Interest Payment Date” means (a) with respect to any Term SOFR Loan, the last day of each Interest Period with respect to such Term SOFR Loan and on the maturity date and, if the applicable Interest Period is longer than (3) three months, on each day occurring every three (3) months after the commencement of such Interest Period, (b) with respect to any Daily Simple SOFR Loan, the last day of each calendar month, (c) with respect to any Base Rate Loan, the last day of each calendar month, and (d) with respect to any Term SOFR Loan, Daily Simple SOFR Loan, or Base Rate Loan, the Revolving Credit Termination Date or Term Loan Maturity Date thereof, as applicable.

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“Interest Period” means the period commencing on the date a Borrowing of Term SOFR Loans is advanced, continued, or created by conversion and ending one (1), three (3), or six (6) months thereafter, provided, however, that:

(i)no Interest Period shall extend beyond the Revolving Credit Termination Date or Term Loan Maturity Date, as applicable;
(ii)whenever the last day of any Interest Period would otherwise be a day that is not a Business Day, the last day of such Interest Period shall be extended to the next succeeding Business Day, provided that, if such extension would cause the last day of an Interest Period for a Borrowing of Term SOFR Loans to occur in the following calendar month, the last day of such Interest Period shall be the immediately preceding Business Day; and
(iii)for purposes of determining an Interest Period for a Borrowing of Term SOFR Loans, a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month; provided, however, that if there is no numerically corresponding day in the month in which such an Interest Period is to end or if such an Interest Period begins on the last Business Day of a calendar month, then such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period is to end.

“Investment Grade Rating” means a Rating of BBB-/Baa3 or better from S&P, Moody’s, or Fitch.

“Investment Grade Rating Date” means, at any time after the Borrower has received an Investment Grade Rating from S&P and/or Moody’s, the date specified by the Borrower in a written notice (which notice shall also set forth the Rating(s) as in effect, if any, from S&P and/or Moody’s, as applicable, as of such date) to the Administrative Agent (and the Administrative Agent will promptly provide a copy of such notice to the Lenders).

“Investment Grade Release” shall have the meaning set forth in Section 4.3.

“Land Assets” means any Property which is not an Asset Under Development and on which no significant improvements have been constructed; provided, that Property that is owned in fee by the Borrower or a Subsidiary thereof and is subject to a Ground Lease with Borrower or such Subsidiary as lessor, or that is adjacent to an Eligible Property but is undeveloped, shall not constitute “Land Assets”.

“L/C Issuer” means Truist, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 1.3(h) hereof.

“L/C Obligations” means the aggregate undrawn face amounts of all outstanding Letters of Credit and all unpaid Reimbursement Obligations.

“L/C Sublimit” means $20,000,000, as such amount may be reduced pursuant to the terms hereof.

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“Lease” means each existing or future lease, sublease, license, or other agreement under the terms of which any Person has or acquires any right to occupy or use any Property of the Borrower or any Subsidiary, or any part thereof, or interest therein, as the same may be amended, supplemented or modified.

“Legal Requirement” means any treaty, convention, statute, law, regulation, ordinance, license, permit, governmental approval, injunction, judgment, order, consent decree or other requirement of any governmental authority, whether federal, state, or local.

“Lenders” means and includes Truist and the other financial institutions from time to time party to this Agreement, including each assignee Lender pursuant to Section 12.12 hereof and each Incremental Term Lender.

“Lending Office” is defined in Section 10.4 hereof.

“Letter of Credit” is defined in Section 1.3(a) hereof.

“Lien” means any mortgage, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property or other assets, including the interests of a vendor or lessor under any conditional sale, Capital Lease or other title retention arrangement.

“Loan” means any Revolving Loan, Term Loan or Incremental Term Loan whether outstanding as a Base Rate Loan, Daily Simple SOFR Loan, or Term SOFR Loan, each of which is a “type” of Loan hereunder.

“Loan Documents” means this Agreement, the Notes (if any), the Applications, the Guaranties, each Incremental Term Loan Amendment, and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.  Deposit account agreements, cash management agreements and other documents executed in connection with Funds Transfer and Deposit Account Liability (other than deposit account control agreements, if any) are not Loan Documents hereunder.

“Loan Party” means the Borrower, the Parent and each other Guarantor.

“Material Acquisition”  means any single transaction or series of related transactions for the purpose of, or resulting, directly or indirectly, in, the acquisition (including, without limitation, a merger or consolidation or any other combination with another Person) of a Person or assets by the Parent (directly or indirectly) that has a gross purchase price equal to or greater than ten percent (10.0%) of the then current Total Asset Value (without giving effect to such transactions).

“Material Adverse Effect” means (a) a material adverse change in, or material adverse effect upon, the operations, business, Property, assets, or financial condition of the Parent or of the Parent and its Subsidiaries taken as a whole, (b) a material impairment of the ability of the Borrower or any Guarantor to perform its obligations under any Loan Document or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower or

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any Guarantor of any Loan Document or the rights and remedies of the Administrative Agent and the Lenders thereunder.

“Material Subsidiary” means, each Subsidiary that owns an Eligible Asset included in the Unencumbered Asset Value.

“Moody’s” means Moody’s Investors Service, Inc., or any successor thereof.

“Mortgage Receivable” means a note receivable representing indebtedness owed to the Borrower or one of the Parent’s Subsidiaries which is secured by a mortgage, deed of trust, deed to secure debt or other similar instrument granting a Lien (subject only to Permitted Liens) as security for the payment of such indebtedness on one or more Properties having a value in excess of the amount of such indebtedness, provided, for the avoidance of doubt, calculations hereunder with respect to Mortgage Receivables shall refer to the amount of such indebtedness net of any obligations under any participation agreements related thereto.

“MSA” means any major metropolitan area of the United States of America that has a population size that is in the fifty (50) largest metropolitan areas of the United States of America.

“Non-Defaulting Lender” means a Lender that is not a Defaulting Lender.

“Note” and “Notes” are defined in Section 1.10(d) hereof.

“Obligations” means all obligations of the Borrower to pay principal and interest on the Loans, all Reimbursement Obligations owing under the Applications, all fees and charges payable hereunder, all other payment obligations of the Borrower or any of its Subsidiaries arising under or in relation to any Loan Document and all Hedging Liability, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.  For the avoidance of doubt, Obligations shall not include any Funds Transfer and Deposit Account Liability.

“Occupancy Rate” means for any Property, the percentage of the rentable square footage of such Property occupied by bona fide Tenants of such Property or leased by such Tenants pursuant to bona fide Tenant Leases, in each case, which Tenants (a) are not more than 60 days in arrears or “materially past due” (in accordance with customary commercial practice) on base rental or other similar payments due under the Leases and (b) are not subject to a then continuing Bankruptcy Event, or if subject to a then continuing Bankruptcy Event (i) the trustee in bankruptcy of such tenant shall have accepted and assumed such Lease or the Tenant shall be in compliance with the rental payments described above in clause (a); (ii) to the extent that the Tenant shall have filed and the bankruptcy court shall have approved the Tenant’s plan for reorganization, the Tenant shall be performing its obligations pursuant to the approved plan of reorganization; or (iii) is otherwise reasonably acceptable to the Administrative Agent.

“OFAC” means the United States Department of Treasury Office of Foreign Assets Control.

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“Original Credit Agreement” is defined in the Recitals to this Agreement.

"Other Approved Type” means a property type other than a retail net lease asset that is approved by Administrative Agent with respect to Eligible Mortgage Receivables.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Structured Investments” means investments in commercial real estate consisting of structured debt products, preferred equity, mortgage loans (other than leases structured as mortgages due to reimbursement requirements and excluding First Mortgage Loans), mezzanine loans and notes receivable.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 1.13 hereof).

“Other Unsecured Indebtedness” means any Unsecured Indebtedness (not including the Obligations) that is pari passu with or structurally senior to the Obligations and is recourse to the Borrower.

“Outbound Investment Rules” ~~means~~ means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; as of the date of this Agreement, and as codified at 31 C.F.R. § 850.101 et seq.

“Parent” is defined in the introductory paragraph of this Agreement.

“Participating Interest” is defined in Section 1.3(e) hereof.

“Participating Lender” is defined in Section 1.3(e) hereof.

“Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56.

“Payment Recipient” has the meaning assigned to such term in Section 12.30(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any Person succeeding to any or all of its functions under ERISA.

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“Permitted Liens” means each of the following:  (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 8.3; (b) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s and repairmen’s Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue or that are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers’ compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, zoning restrictions, rights of way and other encumbrances on title to real property that, in the aggregate, do not materially and adversely affect the value of such property or the use of such property for its present purposes; (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business; (f) Liens in favor of the United States of America for amounts paid to the Borrower or any Subsidiary as progress payments under government contracts entered into by it; (g) attachment, judgment and other similar Liens arising in connection with court, reference or arbitration proceedings, provided that the same have been in existence less than twenty (20) days, that the same have been discharged or that execution or enforcement thereof has been stayed pending appeal; (h) the rights of tenants or lessees under leases or subleases not interfering with the ordinary conduct of business of such Person; (i) Liens in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the L/C Issuer; (j) Liens in favor of the Borrower or a Guarantor securing obligations owing by a Subsidiary to the Borrower or a Guarantor, which obligations have been subordinated to the obligations owing by the Borrower and the Guarantors under the Loan Documents on terms satisfactory to the Administrative Agent; (k) Liens in existence as of the Closing Date and set forth in Schedule 8.7; and (l) Liens on Properties and other assets that are not Unencumbered Assets.  For the avoidance of doubt, no Ground Lease with the Borrower or a Subsidiary thereof as lessor may be ~~be~~ made subordinate to any Liens or Indebtedness of any Person without the prior written consent of the Administrative Agent.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

“Plan” means any employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code that either (a) is maintained by a member of the Controlled Group for employees of a member of the Controlled Group or (b) is maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

“Prior Approved Receivables” means the following Mortgage Receivables existing on the Closing Date related to: (a) the mixed-use development located in Lake Toxaway, North Carolina; (b) the luxury residential development located in Austin, Texas; (c) Albrae located in Freemont, California; (d) the mixed use re-development located in Denver, Colorado; (e) the mixed-use development located in Herndon, Virginia.

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“Property” or “Properties” means, as to any Person, all of of its real property, land, improvements and fixtures, including property encumbered by Acceptable Leasehold Interests or Ground Leases, owned by such Person whether or not included in the most recent balance sheet of such Person and its subsidiaries under GAAP, including any Eligible Property owned by the Borrower or any of its Subsidiaries.

“Property Expenses” means the costs (including, but not limited to, payroll, taxes, assessments, insurance, utilities, landscaping and other similar charges) of operating and maintaining any Property, which are the responsibility of the Borrower or the applicable Guarantor that are not paid directly by the tenant, including without limitation, (1) rent payable under Ground Leases, (2) the Annual Capital Expenditure Reserve, and (3) the greater of (a) (i) 1% of rents for any retail net lease asset and (ii) 3% of rents for all other Properties and (b) actual management fees paid in cash, but excluding depreciation, amortization and interest costs.

“Property Income” means cash rents (excluding non-cash straight-line rent) and other cash revenues received by the Borrower or a Guarantor in the ordinary course for any Property, but excluding security deposits and prepaid rent except to the extent applied in satisfaction of tenants’ obligations for rent.

“Property Net Operating Income” or “Property NOI” means, with respect to any Property for any Rolling Period (without duplication), the aggregate amount of (i) Property Income for such period minus (ii) Property Expenses for such period.  Pro forma adjustments shall be made for any Property acquired or sold during any period as if the acquisition or disposition occurred on the first day of the applicable period.

“Property Owner” means the Person who owns fee title interest or leasehold interest pursuant to a Ground Lease in and to a Property.

“Public Investments” means investments in (x) corporate debt issued by any real estate company or real estate investment trust and (y) Stock or Stock Equivalents issued by any real estate company or real estate investment trust, so long as in each case, the real estate company or real estate investment trust is listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market.

“Qualifying Counterparty” means, with respect to any Hedging Liability, any party that was a Lender or an Affiliate of a Lender under this Agreement at the time the hedging arrangement giving rise to such Hedging Liability was entered into.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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“Rating” means the debt rating provided by S&P,  Moody’s or Fitch with respect to the unsecured senior long-term non-credit enhanced debt of a Person.

“RCRA” means the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§6901 et seq., and any future amendments.

“Recipient” means (a) the Administrative Agent, (b) the L/C Issuer, and (c) any Lender, as applicable.

“Reimbursement Obligation” is defined in Section 1.3(c) hereof.

“REIT” means a “real estate investment trust” in accordance with Section 856 et. seq. of the Code.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migration, dumping, or disposing into the indoor or outdoor environment, including, without limitation, the abandonment or discarding of barrels, drums, containers, tanks or other receptacles containing or previously containing any Hazardous Material.

“Relevant Governmental Body” means the Federal Reserve Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board or the Federal Reserve Bank of New York, or any successor thereto.

“Required Class Lenders” means, with respect to any Class of Lenders as of the date of determination thereof, (a) with respect to the Revolving Lenders, (i) Lenders of such Class having more than 50% of the aggregate amount of the Revolving Credit Commitments of such Class or (ii) if the Revolving Credit Commitments of such Class have been terminated or reduced to zero, Lenders of such Class holding more than 50% of the principal amount of the aggregate outstanding Loans of such Class and L/C Obligations, or (b) with respect to any Class of Term Loans, Lenders of such Class holding more than 50% of the principal amount of the aggregate outstanding Loans of such Class; provided that, at any time in which there are only two Lenders of such Class, Required Class Lenders means both of such Lenders. The outstanding Loans and interests in Letters of Credit of any Defaulting Lender of the applicable Class shall be disregarded in determining Required Class Lenders at any time.

“Required Lenders” means, as of the date of determination thereof, (i) at any time in which there are only two Lenders, both Lenders and (ii) at any other time Lenders whose outstanding Loans constitute more than 50% of the sum of the Total Outstandings and Unused Revolving Credit Commitments of all Lenders. The outstanding Loans and interests in Letters of Credit of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.

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“Required Revolving Lenders” means, as of the date of determination thereof, Required Class Lenders with respect to the Revolving Facility.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means, with respect to the Parent or any of its Subsidiaries, the chief executive officer, the chief financial officer, chief accounting officer, chief legal officer or the chief operating officer of the Parent or such Subsidiary.

“Restricted Payments” means dividends on or other distributions in respect of any class or series of Stock, Stock Equivalents or other Equity Interests of Parent, the Borrower or its Subsidiaries or the direct or indirect purchase, redemption, acquisition, or retirement of any of the Parent’s, the Borrower’s or a Subsidiaries’ Stock, Stock Equivalents or other Equity Interest.

“Revolving Credit Commitment” means, as to any Revolving Lender, the obligation of such Revolving Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Revolving Lender’s name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof.  The Borrower and the Revolving Lenders acknowledge and agree that the Revolving Credit Commitments of the Revolving Lenders, in the aggregate, is equal to $~~250,000,000~~325,000,000 on the ~~Closing~~First Amendment Effective Date.

“Revolving Credit Termination Date” means the earliest of (i) February 4, 2030, as such date may be extended pursuant to Section 1.16 and (ii) the date on which the Revolving Credit Commitments are terminated in whole pursuant to Section 1.12, 9.2 or 9.3 hereof.

“Revolving Facility” means the credit facility for making Revolving Loans and issuing Letters of Credit described in Sections 1.1 and1.3 hereof.

“Revolving Lender” means a lender hereunder with a Revolving Credit Commitment including each assignee Lender pursuant to Section 12.12 hereof.

“Revolving Loan” and “Revolving Loans” are defined in Section 1.1 hereof and, as so defined, includes a Base Rate Loan, Daily Simple SOFR Loan or Term SOFR Loan, each of which is a “type” of Revolving Loan hereunder.

“Revolving Note” and “Revolving Notes” are defined in Section 1.10(d) hereof.

“Rolling Period” means, as of any date, the four Fiscal Quarters ending on or immediately preceding such date.

“S&P” means S&P Global, Inc. or any successor thereof.

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“Sanctioned Country” shall mean, at any time, a country or territory that is, or whose government is, the subject or target of any Sanctions.

“Sanctioned Person” shall mean, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by OFAC or the U.S. Department of State.

“Secured Indebtedness” means all Indebtedness for Borrowed Money of the Parent and its Subsidiaries, that is secured by a Lien, other than the Obligations.

“Secured Recourse Indebtedness” means Secured Indebtedness for which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities and other similar exceptions to recourse liability) is to Parent, Borrower or any Guarantor, other than the Obligations.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR”.

“SOFR Loan” means each Daily Simple SOFR Loan and each Term SOFR Loan.

“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR”.

“Stock” means shares of capital stock, beneficial or partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation or equivalent entity, whether voting or non-voting, and includes, without limitation, common stock.

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“Stock Equivalents” means all securities (other than Stock) convertible into or exchangeable for Stock at the option of the holder, and all warrants, options or other rights to purchase or subscribe for any stock, whether or not presently convertible, exchangeable or exercisable.

“Subsidiary” means, as to any particular parent corporation or organization, any other corporation or organization more than 50% of the outstanding Voting Stock of which is at the time directly or indirectly owned by such parent corporation or organization or by any one or more other entities which are themselves subsidiaries of such parent corporation or organization.  Unless otherwise expressly noted herein, the term “Subsidiary” means a Subsidiary of Parent or the Borrower or of any of their direct or indirect Subsidiaries.

“Subsidiary Guarantor” and “Subsidary Guarantors” are defined in Section 4.1 hereof.

“Sustainability Linked Loan Principles” means the Sustainability Linked Loan Principles (as published in March, 2025 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association) or such other principles and metrics mutually agreed to by the Borrower and the Sustainability Structuring Agent (each acting reasonably).

“Sustainability Structuring Agent” means Truist Bank, as sustainability structuring agent under the terms of this Agreement, and any of its successors.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Tangible Net Worth” means for each applicable period, total shareholder’s equity and any non-controlling equity interests on the Parent’s consolidated balance sheet as reported in its Form 10-K or 10-Q for such period, plus (i) accumulated depreciation and amortization and (ii) unrealized losses related to marketable securities, minus, to the extent included when determining stockholders’ equity, (x) all unrealized gains related to marketable securities and (y) all amounts appearing on the assets side of the Parent’s consolidated balance sheet representing an intangible asset under GAAP (other than lease intangibles, net of lease liabilities) net of all amounts appearing on the liabilities side of its consolidated balance sheet representing an intangible liability under GAAP, in each case as determined on a consolidated basis in accordance with GAAP.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including back up withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Tenant” means any Person leasing, subleasing or otherwise occupying any portion of a Property under a Lease or other occupancy agreement with the Borrower or a Subsidiary that is the direct owner of such Property.

“Term Facility” means the 2029 Term Facility, 2030 Term Facility, 2031 Term Facility and any Incremental Term Loan Facility.

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“Term Lender” means, any Lender that has a Term Loan Commitment or holds Term Loans at such time.

“Term Loan” means the 2029 Term Loans, 2030 Term Loans, 2031 Term Loans and any other Incremental Term Loans made pursuant to Section 1.15 hereof and each includes a Base Rate Loan or a SOFR Loan, each of which is a “type” of Term Loan hereunder.

“Term Loan Commitment” means, as to any Term Lender, its 2029 Term Loan Commitment, 2030 Term Loan Commitment, 2031 Term Loan Commitment, and Incremental Term Loan Commitment.

“Term Loan Maturity Date” means (a) with respect to the 2029 Term Facility, February 4, 2029, (b) with respect to the 2030 Term Facility, October 28, 2030, (c) with respect to the 2031 Term Facility, February 4, 2031, and (~~c~~d) with respect to any Incremental Term Loan Facility, the maturity date for such Incremental Term Loan Facility as set forth in the applicable Incremental Term Loan Amendment; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Term SOFR” means, for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) SOFR Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding SOFR Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding SOFR Business Day is not more than three (3) SOFR Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means CBA (or a successor administrator of the Term SOFR Reference Rate, as selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Loan” means each Loan bearing interest at a rate based upon Term SOFR (other than pursuant to clause (c) of the definition of Base Rate).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“Total Asset Value” means, as of the end of any Rolling Period, an amount equal to the sum of (a) for all Properties owned by the Borrower and its Subsidiaries for more than twelve (12) months, the quotient of (i) the Property NOI from such Properties divided by (ii) the Capitalization Rate plus (b) for all Properties owned by the Borrower and its Subsidiaries for twelve (12) months or less, the lesser of (i) the book value (as defined in GAAP) of any such property or (ii), the value of any such Property as determined by the calculation in clause (a) above measured on an annualized basis rather than for the most recently ended period of four quarters plus (c) the

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aggregate book value of all unimproved land holdings and/or construction in progress owned by the Borrower and its Subsidiaries plus (d) cash, 1031 Cash Proceeds, cash equivalents and marketable securities owned by the Borrower and its Subsidiaries that are not (other than 1031 Cash Proceeds) then being held in or subject to escrow in connection with funding commitments of the Borrower or such Subsidiary plus (e) to the extent not already included in clauses (a) through (d), investments consisting of structured debt products, preferred equity, mortgage loans (other than leases structured as mortgages due to reimbursement requirements), mezzanine loans and notes receivable, including without limitation, Mortgage Receivables, owned by the Borrower and its Subsidiaries, plus (f) the aggregate positive amount of net cash proceeds that would be due to the Parent from all Equity Forward Contracts that have not yet settled as of such date, calculated as if such Equity Forward Contracts were settled by the Parent’s delivery of its common shares as of, and such net cash proceeds were actually received on, the last day of the then most recently ended fiscal quarter; provided that such calculation shall exclude each Equity Forward Contract, if any, with respect to which either (i) the Parent or the counterparty would not reasonably be expected, for any reason, to be able to fulfill its obligations thereunder or (ii) the Parent no longer intends to issue shares sufficient to realize such proceeds; provided that, for purposes of calculating the Total Asset Value (A) cash investments in joint ventures shall not exceed in the aggregate at any one time outstanding an amount equal to 15% of the Total Asset Value of Parent and its Subsidiaries at such time, with any amounts in excess of 15% of the Total Asset Value being excluded from the calculation of Total Asset Value; (B) investments in Assets Under Development shall not exceed in the aggregate at any one time outstanding an amount equal to 15% of the Total Asset Value of Parent and its Subsidiaries at such time, with any amounts in excess of 15% of the Total Asset Value being excluded from the calculation of Total Asset Value; (C) investments in Land Assets shall not exceed in the aggregate at any one time outstanding an amount equal to 5% of the Total Asset Value of Parent and its Subsidiaries at such time, with any amounts in excess of 5% of the Total Asset Value being excluded from the calculation of Total Asset Value; (D) investments consisting of First Mortgage Loans and Other Structured Investments shall not exceed in the aggregate at any one time outstanding an amount equal to 20% of the Total Asset Value of Parent and its Subsidiaries at such time, with any amounts in excess of 20% of the Total Asset Value being excluded from the calculation of Total Asset Value; (E) investments consisting of Other Structured Investments shall not exceed in the aggregate at any one time outstanding an amount equal to 5% of the Total Asset Value of Parent and its Subsidiaries at such time, with any amounts in excess of 5% of the Total Asset Value being excluded from the calculation of Total Asset Value; (F) investments in Public Investments shall not exceed in the aggregate at any one time outstanding an amount equal to 15% of the Total Asset Value of Parent and its Subsidiaries at such time, with any amounts in excess of 15% of the Total Asset Value being excluded from the calculation of Total Asset Value; and (G) the aggregate amount of investments described in clauses (A) through (F) above (without duplication) shall not exceed in the aggregate at any one time outstanding an amount equal to 30% of the Total Asset Value of Parent and its Subsidiaries at such time, with any amounts in excess of 30% of the Total Asset Value being excluded from the calculation of Total Asset Value.

“Total Indebtedness” means, as of a given date, all liabilities of Parent and its Subsidiaries which would, in conformity with GAAP, be properly classified as a liability on a consolidated balance sheet of Parent and its Subsidiaries as of such date, excluding any amounts categorized as

Schedule 1 - 59

accrued expenses, accrued dividends, deposits held, deferred revenues, minority interests and other liabilities not directly associated with the borrowing of money.

“Total Outstandings” means the aggregate ~~Outstanding Amount~~outstanding amount of all Loans for all Facilities and all L/C Obligations.

“Truist” means Truist Bank and its successors.

“TSI” means Truist Securities, Inc. and its successors.

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unencumbered Asset” means, as of any date of determination, each Unencumbered Real Property Asset and each Unencumbered Mortgage Receivable.

“Unencumbered Asset Value” means an amount equal to the sum of (a) for all Unencumbered Real Property Assets owned for more than twelve (12) months, the quotient of (i) the Unencumbered Pool NOI for such Unencumbered Real Property Assets divided by (ii) the Capitalization Rate plus (b) for all Unencumbered Real Property Assets owned for twelve (12) months or less, the lesser of (i) the undepreciated costs of any such Unencumbered Real Property Asset and (ii), the value of any such Unencumbered Real Property Asset as determined by the calculation in clause (a) above measured on an annualized basis rather than for the most recently ended period of four quarters, plus (c) the book value of Unencumbered Mortgage Receivables as of such date in accordance with GAAP, plus (d) the aggregate positive amount of net cash proceeds that would be due to the Parent from all Equity Forward Contracts that have not yet settled as of such date, calculated as if such Equity Forward Contracts were settled by the Parent’s delivery of its common shares as of, and such net cash proceeds were actually received on, the last day of the then most recently ended fiscal quarter; provided that such calculation shall exclude each Equity Forward Contract, if any, with respect to which either (i) the Parent or the counterparty would not reasonably be expected, for any reason, to be able to fulfill its obligations thereunder or (ii) the Parent no longer intends to issue shares sufficient to realize such proceeds; provided that Unencumbered Asset Value shall be reduced by excluding a portion of the Property NOI, cost, or

Schedule 1 - 60

book value, as applicable, of any Unencumbered Assets attributable to any Unencumbered Assets that exceed the concentration limits in the Unencumbered Pool Requirements.

“Unencumbered Mortgage Receivable” means, as of any date of determination, each Eligible Mortgage Receivable that has been designated as an “Unencumbered Mortgage Receivable” in accordance with the provisions of this Agreement and has not otherwise been excluded or removed from the Unencumbered Pool.

“Unencumbered Pool” means, as of any date of determination, the collective reference to all Unencumbered Assets as of such date.

“Unencumbered Pool Determination Date” means each date on which the Unencumbered Pool is certified in writing to the Administrative Agent, as follows:

(a)Quarterly.  As of the last day of each Fiscal Quarter.

(b)Property Adjustments.  Following each addition or deletion of an Unencumbered ~~Assets~~Asset, the Unencumbered Asset Value shall be adjusted accordingly.

“Unencumbered Pool NOI” means for the most recent Rolling Period, the aggregate Property NOI attributable to the Unencumbered Real Property Assets.

“Unencumbered Pool Requirements” means with respect to determining compliance with the covenants set forth in Sections 8.20(e) and 8.20(f), collectively that (a) at all times the Unencumbered Pool shall have no less than twenty (20) Unencumbered Real Property Assets; (b) the Unencumbered Asset Value shall at all times be equal to or in excess of $200,000,000; (c) no more than 25% of the Unencumbered Asset Value may be attributable to any one Unencumbered Asset (for the avoidance of doubt, an Unencumbered Asset that exceeds this sublimit may be included in the calculation of Unencumbered Asset Value; provided, that any amount over 25% of the Unencumbered Asset Value is excluded from the calculation of the Unencumbered Asset Value); (d) no more than 20% of Unencumbered Asset Value may be attributable to any single Tenant, unless such Tenant’s Rating is equal to or better than BBB-/Baa3 from S&P or Moody’s (a “Prime Tenant”), respectively (for the avoidance of doubt, to the extent that any single Tenant, other than a Prime Tenant, exceeds this sublimit, the related Unencumbered Assets may be included in the calculation of Unencumbered Asset Value in an amount of up to 20% of the Unencumbered Asset Value); (e) no more than 15% of Unencumbered Asset Value may be attributable to Unencumbered Real Property Assets constituting Acceptable Leasehold Interests (for the avoidance of doubt, an Unencumbered Real Property Asset that exceeds this sublimit may be included in the calculation of Unencumbered Asset Value; provided, that any amount over 15% of the Unencumbered Asset Value is excluded from the calculation of the Unencumbered Asset Value); (f) the Unencumbered Real Property Assets must have an aggregate Occupancy Rate of at least 85%; (g) no more than 25% of the Unencumbered Asset Value may be attributable to Unencumbered Real Property Assets which are located in the same MSA (for the avoidance of doubt, an Unencumbered Real Property Asset that exceeds this sublimit may be included in the calculation of Unencumbered Asset Value; provided, that any amount over 25% of the Unencumbered Asset Value is excluded from the calculation of the Unencumbered Asset Value);

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(h) no more than 15% of the Unencumbered Asset Value may be attributable to Unencumbered Mortgage Receivables in the aggregate (including those secured by Properties of an Other Approved Type) (for the avoidance of doubt, an Unencumbered Mortgage Receivable that exceeds this sublimit may be included in the calculation of Unencumbered Asset Value; provided, that any amount over 15% of the Unencumbered Asset Value is excluded from the calculation of the Unencumbered Asset Value); (i) no more than 5% of the Unencumbered Asset Value may be attributable to Unencumbered Mortgage Receivables secured by Properties of an Other Approved Type (for the avoidance of doubt, an Unencumbered Mortgage Receivable that exceeds this sublimit may be included in the calculation of Unencumbered Asset Value; provided, that any amount over 5% of the Unencumbered Asset Value is excluded from the calculation of the Unencumbered Asset Value); ~~and~~  (j) no more than 15% of the aggregate amount of the Unencumbered Pool Total Income may be attributable to cash interest (as calculated pursuant to the definition of Unencumbered Pool Total Income) from Unencumbered Mortgage Receivables (for the avoidance of doubt, an Unencumbered Mortgage Receivable that exceeds this sublimit may be included in the calculation of Unencumbered Pool Total Income; provided, that any amount over 15% of the Unencumbered Pool Total Income attributable to Unencumbered Mortgage Receivables is excluded from the calculation of the Unencumbered Pool Total Income)~~.~~; and (k) no more than 7.5% of the aggregate amount of the Unencumbered Asset Value may be attributable to net cash proceeds that would be due to the Parent from all Equity Forward Contracts included in Unencumbered Asset Value pursuant to clause (d) of such definition (for the avoidance of doubt, net cash proceeds that would be due to the Parent from all Equity Forward Contracts that exceed this sublimit may be included in the calculation of Unencumbered Asset Value; provided, that any amount over 7.5% of the Unencumbered Asset Value is excluded from the calculation of the Unencumbered Asset Value).

“Unencumbered Pool Total Income” means for the most recent Rolling Period, the sum of (i) Unencumbered Pool NOI for such Rolling Period plus (ii) an amount equal to cash interest from Unencumbered Mortgage Receivables calculated based on the annual interest rate applicable to such Unencumbered Mortgage Receivables as of the last day of such Rolling Period multiplied by the outstanding principal amount of such Unencumbered Mortgage Receivables as of the last day of such Rolling Period; provided that Unencumbered Pool Total Income shall be reduced by excluding a portion of the cash interest from Unencumbered Mortgage Receivables attributable to any Unencumbered Mortgage Receivables that exceed the concentration limits in the Unencumbered Pool Requirements.

“Unencumbered Real Property Asset” means, as of any date of determination, each Eligible Property that has been designated as an “Unencumbered Real Property Asset” in accordance with the provisions of this Agreement and has not otherwise been excluded or removed from the Unencumbered Pool.

“Unfunded Vested Liabilities” means, for any Plan at any time, the amount (if any) by which the present value of all vested nonforfeitable accrued benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

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“Unsecured Indebtedness” means, all Indebtedness for Borrowed Money of the Parent and its Subsidiaries that does not constitute Secured Indebtedness.

“Unsecured Interest Expense” means, as of any date of determination and for any period, the annual interest expense that would have been payable on all Unsecured Indebtedness during such period assuming an interest rate equal to the greater of (i) the weighted average interest rate for such period applicable to all Unsecured Indebtedness as of such date of determination, (ii) 5.75% per annum and (iii) the 10-year treasury rate on the last day of such period plus 1.75%.

“Unused Revolving Credit Commitments” means, at any time, the difference between the Revolving Credit Commitments then in effect and the aggregate outstanding principal amount of Revolving Loans and L/C Obligations.

“U.S. Dollars” and “$” each means the lawful currency of the United States of America.

“U.S. Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States.

“Voting Stock” of any Person means capital stock or other equity interests of any class or classes (however designated) having ordinary power for the election of directors or other similar governing body of such Person, other than stock or other equity interests having such power only by reason of the happening of a contingency.

“Welfare Plan” means a “welfare plan” as defined in Section 3(1) of ERISA.

“Wholly-owned Subsidiary” means a Subsidiary of which all of the issued and outstanding shares of capital stock (other than directors’ qualifying shares as required by law) or other equity interests are owned by the Borrower and/or one or more Wholly-owned Subsidiaries within the meaning of this definition.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

11.2Interpretation. The foregoing definitions are equally applicable to both the singular and plural forms of the terms defined. The words “hereof”, “herein”, and “hereunder” and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  All references to time of day herein are references to New

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York, New York, time unless otherwise specifically provided.  Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done in accordance with GAAP except where such principles are inconsistent with the specific provisions of this Agreement.  Whenever reference is made to the Borrower’s knowledge or awareness, or a similar qualification, knowledge or awareness means the actual knowledge of the Borrower’s Responsible Officers.

11.3Change in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 6.5 hereof and such change shall result in a change in the method of calculation of any financial covenant, standard or term found in this Agreement, either the Borrower or the Required Lenders may by written notice to the Lenders and the Borrower, respectively, require that the Lenders and the Borrower negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of the Parent and its Subsidiaries shall be the same as if such change had not been made.  No delay by the Borrower or the Required Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles.  Until any such covenant, standard, or term is amended in accordance with this Section 5.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles.  Without limiting the generality of the foregoing, the Borrower shall neither be deemed to be in compliance with any financial covenant hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.
11.4Rates. The interest rate on Loans denominated in U.S. Dollars may be determined by reference to a benchmark rate that is, or may in the future become, the subject of regulatory reform or cessation.  The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, Daily Simple SOFR,  the Term SOFR Reference Rate, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes.  The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, Daily Simple SOFR, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental

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or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.  In connection with the use or administration of Daily Simple SOFR and Term SOFR, the Administrative Agent will have the right, in consultation with the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.  The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Daily Simple SOFR and Term SOFR.

11.5Divisions.  For all purposes under the Loan Documents, in connection with a Division: (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
SECTION 12.	Representations and Warranties.

The Borrower represents and warrants to the Administrative Agent, and the Lenders as follows:

12.1Organization and Qualification; Limited Operations. The Borrower is duly organized, validly existing, and in good standing as a limited partnership under the laws of the State of Delaware.  The Parent is duly organized, validly existing, and in good standing as a corporation under the laws of the State of Maryland.  Each of Parent and the Borrower has full and adequate power to own their respective Properties and other assets and conduct their respective businesses as now conducted, and are duly licensed or qualified and in good standing in each jurisdiction in which the nature of their respective businesses conducted by them or the nature of the Properties and other assets owned or leased by them requires such licensing or qualifying and where the failure to be so qualified could reasonably be expected to have, in each instance, a Material Adverse Effect.
12.2Subsidiaries.  Each Subsidiary is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is organized, has full and adequate power to own its Property and other assets and conduct its business as now conducted, and is duly licensed or qualified and in good standing in each jurisdiction in which the nature of the business conducted by it or the nature of the Property or other assets owned or leased by it requires such licensing or qualifying and where the failure to be so qualified could reasonably be expected to have, in each instance, a Material Adverse Effect.  Schedule 6.2 hereto identifies each Subsidiary as of the date hereof and as updated from time to time as provided in Section 8.5(l), the jurisdiction of its organization, the percentage of issued and outstanding shares of each class of its capital stock or other equity interests owned by the Borrower and the other Subsidiaries and, if such percentage is not 100% (excluding directors’ qualifying shares as required by law), a description of each class of its authorized capital stock and other equity interests and the number of shares of each class issued and outstanding.  All of the outstanding shares of capital stock and other equity interests of each Subsidiary are validly issued and outstanding and fully paid and nonassessable and all such

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shares and other equity interests indicated on Schedule 6.2 as owned by the Borrower or another Subsidiary are owned, beneficially and of record, by the Borrower or such Subsidiary free and clear of all Liens (other than Permitted Liens).  There are no outstanding commitments or other obligations of any Subsidiary to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Subsidiary.

12.3Authority and Validity of Obligations.  The Borrower has full right and authority to enter into this Agreement and the other Loan Documents executed by it, to make the borrowings herein provided for and to perform all of its obligations hereunder and under the other Loan Documents executed by it.  Each Material Subsidiary has full right and authority to enter into the Loan Documents executed by it, to guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and to perform all of its obligations under the Loan Documents executed by it.  The Loan Documents delivered by the Borrower and its Material Subsidiaries have been duly authorized, executed, and delivered by such Persons and constitute valid and binding obligations of the Borrower and its Material Subsidiaries enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law); and this Agreement and the other Loan Documents do not, nor does the performance or observance by the Borrower or any Subsidiary of any of the matters and things herein or therein provided for, (a) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any Subsidiary or any provision of the organizational documents (e.g., charter, certificate or articles of incorporation and by-laws, certificate or articles of association and operating agreement, partnership agreement, or other similar organizational documents) of the Borrower or any Material Subsidiary, (b) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any Material Subsidiary or any of their Properties or other assets, in each case where such contravention or default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (c) result in the creation or imposition of any Lien on any Property or other assets of the Borrower or any Material Subsidiary (other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders).
12.4Use of Proceeds; Margin Stock.  The Borrower shall use the proceeds of the Loans and Letters of Credit for its general corporate purposes, to refinance existing indebtedness, finance capital expenditures, real estate related investments (including investments permitted pursuant to Section 8.8 hereof), working capital and stock buybacks and for such other legal and proper purposes as are consistent with all applicable laws.  Neither the Borrower nor any Subsidiary is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Loan or any other extension of credit made hereunder will be used to purchase or carry any such margin stock (except for such stock repurchases as permitted hereunder) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.  Margin stock (as hereinabove defined) constitutes less than 25% of the assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge or other restriction hereunder.

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12.5Financial Reports.  The consolidated results of operations of Parent for the year ended December 31, 2024 and the three months ended September 30, 2025, and accompanying notes thereto, which consolidated financial statements are accompanied by the unqualified audit report of independent public accountants, heretofore furnished to the Administrative Agent and the Lenders, fairly present the consolidated financial condition of Parent as at said date and the consolidated results of its operations and cash flows for the period then ended in conformity with GAAP applied on a consistent basis.  Neither Parent nor Borrower has any contingent liabilities which are material to it and are required to be set forth in its consolidated financial statements or notes thereto in accordance with GAAP other than as indicated on such consolidated financial statements and notes thereto and projected financial statements, including with respect to future periods, on the consolidated financial statements and projected financial statements furnished pursuant to Section 8.5 hereof.
12.6No Material Adverse Effect.  Except as set forth on Schedule 6.6, since the date of delivery of the most recent financial statements delivered to the Administrative Agent pursuant to Section 8.5(c), there has been no event or circumstance individually or in the aggregate that has had or would reasonably be expected to have a Material Adverse Effect.
12.7Full Disclosure.  The statements and information furnished to the Administrative Agent and the Lenders in connection with the negotiation of this Agreement and the other Loan Documents and the commitments by the Lenders to provide all or part of the financing contemplated hereby do not contain any untrue statements (known by Borrower to be untrue) of a material fact known to Borrower or omit a material fact necessary to make the material statements contained herein or therein, in light of the circumstances under which they were made, not misleading, the Administrative Agent and the Lenders acknowledging that (a) as to any projections or forward looking information furnished to the Administrative Agent and the Lenders, the Borrower only represents that the same were prepared on the basis of information and estimates the Borrower believed to be reasonable and (b) the financial information provided to the Administrative Agent and the Lenders is governed by Section 6.5 hereof.  The information included in the Beneficial Ownership Certification, as updated in accordance with Section 6.5(k), is true and correct in all respects.
12.8Trademarks, Franchises, and Licenses.  To Borrower’s knowledge, the Borrower and its Subsidiaries own, possess, or have the right to use all patents, licenses, franchises, trademarks, trade names, trade styles, copyrights, trade secrets, know how, and confidential commercial and proprietary information necessary to conduct their businesses substantially as now conducted, without known conflict with any patent, license, franchise, trademark, trade name, trade style, copyright or other proprietary right of any other Person, which conflict could reasonably be expected to have a Material Adverse Effect.
12.9Governmental Authority and Licensing.  The Borrower and its Subsidiaries have received all licenses, permits, and approvals of all federal, state, and local governmental authorities, if any, necessary to conduct their businesses, in each case where the failure to obtain or maintain the same could reasonably be expected to have a Material Adverse Effect.  No investigation or proceeding, which could reasonably be expected to result in revocation or denial of any license, permit or approval and could reasonably be expected to have a Material Adverse Effect, is pending or, to the knowledge of the Borrower, threatened.

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12.10Good Title.  The Borrower and its Subsidiaries have good and defensible title (or valid leasehold interests) to each Unencumbered Asset and their other material assets as reflected on the most recent consolidated balance sheet of Parent and its Subsidiaries furnished to the Administrative Agent and the Lenders (except for sales of assets in the ordinary course of business), subject to no Liens other than such thereof as are permitted by Section 8.7 hereof.
12.11Litigation and Other Controversies.  Except as set forth on Schedule 6.11, there is no litigation or governmental or arbitration proceeding or labor controversy pending, nor to the knowledge of the Borrower threatened, against the Borrower or any Subsidiary or any of their Property or other assets which individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
12.12Taxes.  All material tax returns required to be filed by Parent or any Subsidiary in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees, and other governmental charges upon Parent or any Subsidiary or upon any of its Property, other assets, income or franchises, which are shown to be due and payable in such returns, have been paid, except such taxes, assessments, fees and governmental charges, if any, as are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and as to which adequate reserves established in accordance with GAAP have been provided.  Parent has not received written notice of any proposed additional tax assessment against Parent or its Subsidiaries for which adequate provisions in accordance with GAAP have not been made on their accounts.  Adequate provisions in accordance with GAAP for taxes on the books of Parent and each Subsidiary have been made for all open years, and for its current fiscal period.
12.13Approvals.  Except those already received, no authorization, consent, license or exemption from, or filing or registration with, any court or governmental department, agency or instrumentality, nor any approval or consent of any other Person, is or will be necessary to the valid execution, delivery or performance by the Borrower or any Guarantor of any Loan Document.
12.14Affiliate Transactions.  Except as permitted by Section 8.14 hereof, none of the Borrower or any Subsidiary is a party to any contracts or agreements with any of its Affiliates on terms and conditions which are less favorable to the Borrower or such Subsidiary than would be usual and customary in similar contracts or agreements between Persons not affiliated with each other.
12.15Investment Company.  None of the Borrower or any Subsidiary is an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
12.16ERISA.  The Borrower and each other member of their Controlled Group has fulfilled its obligations under the minimum funding standards of and is in compliance in all material respects with ERISA and the Code to the extent applicable to it and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.  None of the Borrower or any Subsidiary has any material contingent liabilities with respect to any post-retirement benefits under a Welfare Plan, other than liability for continuation coverage described in article 6 of Title I of ERISA.

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12.17Compliance with Laws.
(a)The Borrower and its Subsidiaries are in compliance with the requirements of all federal, state and local laws, rules and regulations applicable to or pertaining to their Property, assets, or business operations (including, without limitation, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act of 1990, and laws and regulations establishing quality criteria and standards for air, water, land and toxic or hazardous wastes and substances), where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(b)Without limiting the representations and warranties set forth in Section 6.17(a) above, except for such matters individually or in the aggregate, which could not reasonably be expected to result in a Material Adverse Effect, the Borrower represents and warrants that, except as set forth in Schedule 6.17: (i) the Borrower and its Subsidiaries, and each of the Properties, comply in all material respects with all applicable Environmental Laws; (ii) the Borrower and its Subsidiaries have obtained all governmental approvals required for their operations and each of the Properties by any applicable Environmental Law; (iii) the Borrower and its Subsidiaries have not, and the Borrower has no knowledge of any other Person who has, caused any Release, threatened Release or disposal of any Hazardous Material at, on, about, or off any of the Properties in any material quantity and, to the knowledge of the Borrower, none of the Properties are adversely affected by any Release, threatened Release or disposal of a Hazardous Material originating or emanating from any other property; (iv) none of the Properties, to the Borrower’s knowledge, contain or have contained any: (1) underground storage tank, (2) material amounts of asbestos containing building material, (3) landfills or dumps, (4) hazardous waste management facility as defined pursuant to RCRA or any comparable state law, or (5) site on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state law; (v) the Borrower and its Subsidiaries have not used a material quantity of any Hazardous Material and have conducted no Hazardous Material Activity at any of the Properties; (vi) other than in compliance with applicable law in all material respects the Borrower and its Subsidiaries have no material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (vii) the Borrower and its Subsidiaries are not subject to, have no notice or knowledge of and are not required to give any notice of any Environmental Claim involving the Borrower or any Subsidiary or any of the Properties, and there are no conditions or occurrences at any of the Properties which could reasonably be anticipated to form the basis for an Environmental Claim against the Borrower or any Subsidiary or such Properties; (viii) none of the Properties are subject to any, and the Borrower has no knowledge of any imminent restriction on the ownership, occupancy, use or transferability of the Properties in connection with any (1) Environmental Law or (2) Release, threatened Release or disposal of a Hazardous Material, which would affect the lawful use of any such Property as currently used; and (ix) there are no conditions or circumstances at any of the Properties which pose an unreasonable risk to the environment or the health or safety of Persons. Promptly after the reasonable request of the Administrative Agent, the Borrower shall deliver to the

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Administrative Agent a Phase I Environmental Report in form and substance acceptable to the Administrative Agent from an environmental firm acceptable to the Administrative Agent with respect to any (y) Eligible Property specified by the Administrative Agent that has an environmental issue that would materially affect the value or use of such Eligible Property and (z) Property that is not an Eligible Property if the environmental issues associated with such Property could reasonably be expected to have a Material Adverse Effect and, if such Phase I Environmental Report indicates any environmental issues, a Phase II Environmental Report; provided that the Administrative Agent shall be entitled to make only one (1) such request per property during the initial term of this Agreement unless an Event of Default has occurred and is continuing.
(c)The Borrower and each of its Subsidiaries is in material compliance with all Anti-Corruption Laws. The Borrower and each of its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by such Person, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws. Neither Borrower nor any Subsidiary has made a payment, offering, or promise to pay, or authorized the payment of, money or anything of value (a) in order to assist in obtaining or retaining business for or with, or directing business to, any foreign official, foreign political party, party official or candidate for foreign political office, (b) to a foreign official, foreign political party or party official or any candidate for foreign political office, and (c) with the intent to induce the recipient to misuse his or her official position to direct business wrongfully to such Borrower or such Subsidiary or to any other Person, in violation of any Anti-Corruption Laws.
12.18OFAC; Patriot Act.
(a)The Borrower is in compliance, in all material respects, with the requirements of all Sanctions applicable to it, (b) each Subsidiary of the Borrower is in compliance, in all material respects, with the requirements of all Sanctions applicable to such Subsidiary, (c) the Borrower has provided to the Administrative Agent and the Lenders all information regarding the Borrower and its Affiliates and Subsidiaries necessary for the Administrative Agent and the Lenders to comply with all applicable Sanctions, and (d) neither the Borrower nor any of its Affiliates or Subsidiaries nor, to the knowledge of Borrower, any officer, director or Affiliate of any such Person or any of its Subsidiaries, is a Sanctioned Person.The Loan Parties have implemented and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties, their Subsidiaries and Affiliates and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. The Loan Parties, their Subsidiaries and Affiliates and their respective directors, officers and employees and to the knowledge of the Loan Parties, their agents, are in compliance with Anti-Corruption Laws and applicable Sanctions. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate any Anti-Corruption Law or applicable Sanctions.
(b)Patriot Act. Neither any Loan Party nor any of its Subsidiaries is an “enemy” or an “ally of the enemy” within the meaning of Section 2 of the Trading

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with the Enemy Act or any enabling legislation or executive order relating thereto. Neither any Loan Party nor any of its Subsidiaries is in violation of (a) the Trading with the Enemy Act, (b) any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) the Patriot Act. None of the Loan Parties (i) is a blocked person described in Section 1 of Executive Order 13224 of the President of the United States or (ii) to the best of its knowledge, engages in any dealings or transactions, or is otherwise associated, with any such blocked person.

12.19Other Agreements.  Neither the Borrower nor any Subsidiary is in default under the terms of any covenant, indenture or agreement of or affecting such Person or any of its Properties or other assets, which default could reasonably be expected to have a Material Adverse Effect.  Neither the Borrower nor any Subsidiary shall enter into an amendment or modification of any contract or agreement which could, in the Responsible Officer’s business judgment, reasonably be expected to have a Material Adverse Effect.
12.20Solvency.  The Borrower and its Subsidiaries are solvent, able to pay their debts as they become due, and have sufficient capital to carry on their business and all businesses in which they are about to engage.
12.21No Default.  No Default or Event of Default has occurred and is continuing.
12.22No Broker Fees.  No broker’s or finder’s fee or commission will be payable with respect hereto or any of the transactions contemplated thereby with respect to any broker or finder claim for which the Borrower is responsible; and the Borrower hereby agrees to indemnify the Administrative Agent and the Lenders against, and agrees that it will hold the Administrative Agent and the Lenders harmless from, any such claim, demand, or liability for any such broker’s or finder’s fees alleged to have been incurred by the Borrower in connection herewith or therewith and any expenses (including reasonable attorneys’ fees) arising in connection with any such claim, demand, or liability.
12.23Condition of Property; Casualties; Condemnation.  Except as set forth in Schedule 6.23, each Property owned by the Borrower and each Subsidiary, in all material respects (a) is in good repair, working order and condition, normal wear and tear excepted, (b) is free of material structural defects, (c) is not subject to material deferred maintenance, (d) has and will have all building systems contained therein in good repair, working order and condition, normal wear and tear excepted and (e) is not located in a flood plain or flood hazard area, or if located in a flood plain or flood hazard area is covered by full replacement cost flood insurance.  None of the Properties owned by the Borrower or any Subsidiary is currently materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property or cancellation of contracts, permits or concessions by a Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy which is not in the process of being repaired.  No condemnation or other like proceedings that has had, or could reasonably be expected to result in, a Material Adverse Effect, are pending and served nor threatened against any Property owned by it in any manner whatsoever.  No casualty has occurred to any such Property that could reasonably be expected to have a Material Adverse Effect.  Promptly after the reasonable request of the Administrative Agent, the Borrower

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shall deliver a current property condition report in form and substance acceptable to Administrative Agent from an independent engineering or architectural firm acceptable to Administrative Agent with respect to any (i) Eligible Property specified by Administrative Agent that has a material maintenance or structural issue that would materially affect the value or use of such Eligible Property and (ii) Property that is not an Eligible Property that has a material maintenance or structural issue associated with such Property that could reasonably be expected to have a Material Adverse Effect; provided that the Administrative Agent shall be entitled to make only one (1) such request during the initial term of this Agreement unless an Event of Default has occurred and is continuing.

12.24Legal Requirements and Zoning.  To Borrower’s knowledge, the use and operation of each Property owned by the Borrower and its Subsidiaries constitutes a legal use (including legally nonconforming use) under applicable zoning regulations (as the same may be modified by special use permits or the granting of variances) and complies in all material respects with all Legal Requirements, and does not violate in any material respect any approvals, restrictions of record or any material agreement affecting any such Property (or any portion thereof).
12.25No Defaults; Landlord is in Compliance with Leases.  Except as disclosed to the Administrative Agent in writing in accordance with Section 8.5(l) hereof, none of the tenants occupying Properties owned by the Borrower, Material Subsidiaries or any other Subsidiary of the Borrower are in default for a period in excess of sixty (60) days or “materially past due” (in accordance with customary commercial practice) on the monthly contractual rent payments.
12.26Affected Financial Institution.  Neither Borrower nor any Subsidiary is an Affected Financial Institution.
12.27REIT Status.  Parent has elected to be taxed as a REIT and will continue to operate in a manner so as to qualify as a REIT, and (b) will not revoke its election to be taxed as a REIT.
12.28Covered Entities.  Borrower is not a Covered Entity.
12.29Outbound Investment Rules. Neither any Loan Party nor any of its Subsidiaries is a ‘covered foreign person’ as that term is used in the Outbound Investment Rules. Neither any Loan Party nor any of its Subsidiaries currently engages, or has any present intention to engage in the future, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the any Loan Party were a U.S. Person or (iii) any other activity that would cause the Administrative Agent and the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent and the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.
SECTION 13.	Conditions Precedent.
13.1All Credit Events.  At the time of each Credit Event hereunder:
(a)each of the representations and warranties set forth herein and in the other Loan Documents shall be and remain true and correct in all material respects

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(except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of said time, except to the extent the same expressly relate to an earlier date (in which case, the same shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality in which case such representation or warranty shall be true and correct in all respects) as of such earlier date);
(b)no Default or Event of Default shall have occurred and be continuing or would occur as a result of such Credit Event and, after giving effect to such Credit Event, the sum of the aggregate principal amount of Revolving Loans and L/C Obligations outstanding, when taken together with the aggregate principal amount of Term Loans then outstanding, shall not exceed the Adjusted Availability;
(c)in the case of a Borrowing the Administrative Agent shall have received the notice required by Section 1.6 hereof, in the case of the issuance of any Letter of Credit, the L/C Issuer shall have received a duly completed Application for such Letter of Credit together with any fees called for by Section 2.1(b) hereof, and, in the case of an extension or increase in the amount of a Letter of Credit, a written request therefor in a form acceptable to the L/C Issuer together with fees called for by Section 2.1(b) hereof;
(d)such Credit Event shall not violate any order, judgment or decree of any court or other authority or any provision of law or regulation applicable to the Administrative Agent, the L/C Issuer or any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect; and

Each request for a Borrowing hereunder and each request for the issuance of, increase in the amount of, or extension of the expiration date of, a Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date on such Credit Event as to the facts specified in subsections (a) through (c), inclusive, of this Section 7.1; provided, however, that the Lenders may continue to make advances under the Revolving Facility, in the sole discretion of the Lenders with Revolving Credit Commitments, notwithstanding the failure of the Borrower to satisfy one or more of the conditions set forth above and any such advances so made shall not be deemed a waiver of any Default or Event of Default or other condition set forth above that may then exist.

13.2Closing Date Credit Event.  Before or concurrently with any Credit Event on the Closing Date:
(a)the Administrative Agent shall have received this Agreement duly executed by the Borrower, Parent and the Material Subsidiaries, as Guarantors, and the Lenders.
(b)if requested by any Lender, the Administrative Agent shall have received for such Lender such Lender’s duly executed Note of the Borrower dated as of the date hereof and otherwise in compliance with the provisions of Section 1.10 hereof;

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(c)the Administrative Agent shall have received copies of the Borrower’s, the Parent’s and each Material Subsidiaries articles of incorporation and bylaws (or comparable organizational documents) and any amendments thereto, certified in each instance by its Secretary or Assistant Secretary;
(d)the Administrative Agent shall have received copies of resolutions of the Borrower’s, Parent’s and each Material Subsidiary’s board of directors (or similar governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby, together with specimen signatures of the persons authorized to execute such documents on the Borrower’s, Parent’s and each Material Subsidiary’s behalf, all certified in each instance by its Secretary or Assistant Secretary or other Authorized Representative;
(e)the Administrative Agent shall have received copies of the certificates of good standing for the Borrower, Parent and each Material Subsidiary (dated no earlier than forty-five (45) days prior to the date hereof) from the office of the secretary of the state of its incorporation or organization;
(f)the Administrative Agent shall have received a list of the Borrower’s Authorized Representatives;
(g)the Administrative Agent shall have received the initial fees called for by Section 2.1 hereof;
(h)the capital and organizational structure of the Borrower and its Subsidiaries shall be reasonably satisfactory to the Administrative Agent;
(i)the Administrative Agent shall have received a Compliance Certificate dated as of the Closing Date which shall evidence compliance with the covenants set forth in Section 8.20 and 8.21 after giving effect to the making of the Credit Events on the Closing Date and any repayment under the Existing KeyBank Agreement occurring on such date;
(j)the Administrative Agent shall have received financing statement, tax, and judgment lien search results against the Borrower and the Parent evidencing the absence of Liens on its Property and other assets except as Permitted Liens or as otherwise permitted by Section 8.8 hereof;
(k)the Administrative Agent shall have received a written opinion of counsel to the Borrower, Parent and each Material Subsidiary, in form and substance reasonably satisfactory to the Administrative Agent;
(l)the Administrative Agent shall have received a fully executed Internal Revenue Service Form W-9 for the Borrower; and the Administrative Agent and the Borrower shall have received the Internal Revenue Service Forms and any applicable attachments required by Section 12.1(b);

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(m)the Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request;
(n)the Administrative Agent and any Lender shall have received any information or materials reasonably required by the Administrative Agent or such Lender in order to assist the Administrative Agent or such Lender in maintaining compliance with (i) the Patriot Act and (ii) any applicable “know your customer” or similar rules and regulations;
(o)the Administrative Agent shall have received pay-off and lien release letters (except with respect to any Permitted Liens) from secured creditors of the Borrower and each Subsidiary setting forth, among other things, the total amount of indebtedness outstanding and owing to them (or outstanding letters of credit issued for the account of the Borrower or any Subsidiary) and containing an undertaking to cause to be delivered to the Administrative Agent UCC termination statements and any other lien release instruments necessary to release their Liens on the assets of the Borrower and each Subsidiary, which pay-off and lien release letters shall be in form and substance reasonably acceptable to the Administrative Agent;
(p)the secured creditors of the Borrower and each Subsidiary shall have deposited in escrow UCC termination statements and other lien release instruments necessary to release their Liens (other than Permitted Liens) on the assets of the Borrower and each Subsidiary;
(q) all Indebtedness under the Existing KeyBank Agreement shall have been repaid in full and the Existing KeyBank Agreement shall have been terminated;
(r)at least five days prior to the Closing Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification in relation to it.
13.3Unencumbered Assets Additions and Deletions to the Unencumbered Pool.  As of the Closing Date, the Borrower represents and warrants to the Lenders and the Administrative Agent that the Initial Unencumbered Assets qualify as Eligible Assets and that the information provided on Schedule 1.1 is true and correct in all material respects.

Upon not less than 10 Business Days prior written notice from the Borrower to the Administrative Agent, the Borrower can designate that an Eligible Asset be added (subject to the other requirements for a Property or Mortgage Receivable qualifying as an Eligible Asset) or deleted as an Unencumbered Asset.  Such notice shall be accompanied by a certification that the applicable Property or Mortgage Receivable meets the requirements of an Eligible Asset and a Compliance Certificate setting forth the calculations evidencing compliance with the covenants set forth in Section 8.20 and 8.21, as of the addition or deletion of the designated Property or Mortgage Receivable as an Unencumbered Asset, and with respect to a deletion, Borrower’s certification in such detail as reasonably required by the Administrative Agent that no Default or

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Event of Default exists under this Agreement and such deletion shall not (A) cause the Unencumbered Pool to violate the Unencumbered Pool Requirements, (B) cause a Default, or (C) cause or result in the Borrower failing to comply with any of the covenants contained in Section 8.20 and 8.21 hereof.  Each addition shall be an Eligible Asset in a minimum amount equal to $500,000 of Unencumbered Asset Value, or shall be comprised of more than one qualifying Eligible Assets that in the aggregate have a minimum amount equal to $1,000,000 of Unencumbered Asset Value.  All additions of a Property or Mortgage Receivable that does not satisfy the requirements to be an Eligible Asset shall be subject to reasonable approval by the  Required Lenders.

If no Default exists at the time of any deletion of a Property or Mortgage Receivable from qualifying as an Eligible Asset included in calculating the Gross Availability and the Adjusted Availability, as applicable, any Material Subsidiary which owned such Property or Mortgage Receivable, but that does not otherwise own any other Eligible Asset, shall be released from its obligations under its Guaranty.

SECTION 14.	Covenants.

The Borrower agrees that, so long as any Loan is outstanding by the Borrower hereunder, except to the extent compliance in any case or cases is cured or waived in writing pursuant to the terms of Section 12.13 hereof:

14.1Maintenance of Existence.  (i) The Borrower shall, and shall cause each Guarantor to, preserve and maintain its existence, except as otherwise provided in Section 8.10(c) hereof and where failure to preserve and maintain its existence could not reasonably be expected to have a Material Adverse Effect.  The Borrower shall, and shall cause each Guarantor to, preserve and keep in force and effect all licenses, permits, franchises, approvals, patents, trademarks, trade names, trade styles, copyrights, and other proprietary rights necessary to the proper conduct of its business except where such failure to preserve and keep in force and effect could not reasonably be expected to have a Material Adverse Effect.

(ii)(a) At least one class of common stock of Parent shall at all times be duly listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market and (b) the Parent shall timely file all reports required to be filed by it with the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market, as applicable, and the Securities and Exchange Commission, unless such failure to timely file could not reasonably be expected to have a Material Adverse Effect.

14.2Maintenance of Properties, Agreements.  The Borrower and each Guarantor shall cause each of its tenants to maintain, preserve, and keep all of the Borrower’s and each Guarantor’s Properties and other assets in working condition and order (ordinary wear and tear excepted) in all material respects, and Borrower and each Guarantor shall from time to time make all needful and proper repairs, renewals, replacements, additions, and betterments to its Properties and other assets so that it shall at all times be fully preserved and maintained in all material respects.  The Borrower shall, and shall cause each Subsidiary to, keep in full force and effect all material contracts and agreements (except any terminations in accordance with the terms therein or approved by the board of directors of Parent in its business judgment or due to any breach by the other party thereto) and shall not modify or amend any material contract or agreement that would cause a Material Adverse Effect.

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14.3Taxes and Assessments.  The Borrower and each Guarantor shall, or shall cause its tenants to, duly pay and discharge all taxes, rates, assessments, fees, and governmental charges upon or against it or its Properties or other assets, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith and by appropriate proceedings which prevent enforcement of the matter under contest and adequate reserves are provided therefor.
14.4Insurance.  Except where the Tenant of a Property shall maintain insurance pursuant to the terms of its Lease, the Borrower shall insure and keep insured, and shall cause each Subsidiary to insure and keep insured, with good and responsible insurance companies all insurable Properties and other assets owned by it which is of a character usually insured by Persons similarly situated and operating like Properties against loss or damage from such hazards and risks, and in such amounts, as are insured by Persons similarly situated and operating like Properties; and the Borrower shall insure, and shall cause each Subsidiary to insure, such other hazards and risks (including, without limitation, business interruption, employers’ and public liability risks) with good and responsible insurance companies as and to the extent usually insured by Persons similarly situated and conducting similar businesses.  The Borrower shall, upon the reasonable request of the Administrative Agent, furnish to the Administrative Agent and the Lenders a certificate setting forth in summary form the nature and extent of the insurance maintained pursuant to this Section 8.4.
14.5Financial Reports.  The Borrower shall, and shall cause Parent and each Subsidiary to, maintain a standard system of accounting in accordance with GAAP and shall furnish to the Administrative Agent, each Lender and each of their duly authorized representatives such information respecting the business and financial condition of the Borrower and each Subsidiary as the Administrative Agent or such Lender may reasonably request; and without any request, shall furnish to the Administrative Agent for distribution to the Lenders:
(a)as soon as available, and in any event no later than ninety (90) days after the last day of each fiscal year of Parent, a copy of the consolidated and consolidating balance sheet of Parent and its Subsidiaries as of the last day of the fiscal year then ended and the consolidated and consolidating statements of income, retained earnings, and cash flows of Parent and its Subsidiaries for the fiscal year then ended, and accompanying notes thereto, each in reasonable detail showing in comparative form the figures for the previous fiscal year, accompanied by an unqualified opinion of independent public accountants of recognized national standing, selected by Parent and reasonably satisfactory to the Administrative Agent, to the effect that the consolidated financial statements have been prepared in accordance with GAAP and present fairly in accordance with GAAP the consolidated financial condition of Parent and its Subsidiaries as of the close of such fiscal year and the results of their operations and cash flows for the fiscal year then ended and that an examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, such examination included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

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(b)within the period provided in subsection (a) above, the written statement of the accountants who certified the audit report thereby required that in the course of their audit they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of any such Default or Event of Default, they shall disclose in such statement the nature and period of the existence thereof;
(c)as soon as available, and in any event no later than forty-five (45) days after the last day of each fiscal quarter of each fiscal year of Parent (or ninety (90) days after the last day of each fiscal year of Parent), a copy of the consolidated and consolidating balance sheet of Parent and its Subsidiaries as of the last day of such fiscal quarter and the consolidated and consolidating statements of income, retained earnings, and cash flows of Parent and its Subsidiaries for the fiscal quarter and for the fiscal year-to-date period then ended, each in reasonable detail showing in comparative form the figures for the corresponding date and period in the previous fiscal year, prepared by Parent in accordance with GAAP (subject to the absence of footnote disclosures and year-end audit adjustments) and certified to by its chief financial officer or another officer of Parent reasonably acceptable to the Administrative Agent;
(d)[Intentionally Omitted];
(e)with each of the financial statements delivered pursuant to subsections (a) and (b) above, a Compliance Certificate (“Compliance Certificate”) in the form attached hereto as Exhibit E signed by the chief financial officer of Parent or another officer of Parent reasonably acceptable to the Administrative Agent to the effect that to the best of such officer’s knowledge and belief no Default or Event of Default has occurred during the period covered by such statements or, if any such Default or Event of Default has occurred during such period, setting forth a description of such Default or Event of Default and specifying the action, if any, taken by the Borrower or any Subsidiary to remedy the same. Such certificate shall also set forth the calculations supporting such statements in respect of Section 8.20 hereof;
(f)promptly after receipt thereof, any additional written reports, management letters or other detailed information contained in writing concerning significant aspects of Parent’s or any Subsidiary’s operations and financial affairs given to it by its independent public accountants;
(g)promptly after the sending or filing thereof, copies of each financial statement, report, notice or proxy statement sent by Parent or any Subsidiary to its stockholders or other equity holders, and upon written request from the Administrative Agent, copies of each regular, periodic or special report, registration statement or prospectus (including all Form 10-K, Form 10-Q and Form 8-K reports) filed by Parent or any Subsidiary with any securities exchange or the Securities and Exchange Commission or any successor agency;
(h)promptly after receipt thereof, a copy of each audit made by any regulatory agency of the books and records of Parent or any Subsidiary or of notice of

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any material noncompliance with any applicable law, regulation or guideline relating to Parent or any Subsidiary, or their respective businesses;
(i)[Intentionally Omitted];
(j)notice of any Change of Control;
(k)promptly after knowledge thereof shall have come to the attention of any Responsible Officer of Parent, written notice of (i) any threatened (in writing) or pending litigation or governmental or arbitration proceeding or labor controversy against Parent or any Subsidiary or any of their Property or other assets which could reasonably be expected to have a Material Adverse Effect, (ii) the occurrence of any matter which could reasonably be expected to have a Material Adverse Effect, (iii) the occurrence of any Default or Event of Default hereunder or (iv) any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in of such certification;
(l)within forty-five (45) days of the end of each of the first three (3) fiscal quarters and within 90 days after the close of the last fiscal quarter of the year (i) a list of all newly formed or acquired Subsidiaries during such quarter (such list shall contain the information relative to such new Subsidiaries as set forth in Schedule 6.2 hereto), and (ii)  a copy of any notice of a material default by the Borrower or any Guarantor from any ground lessor during such quarter;
(m)promptly after knowledge thereof shall have come to the attention of any Responsible Officer of Parent, written notice to the Administrative Agent if (i) amounts payable under a Lease of any Eligible Property or portion thereof included in the Unencumbered Asset Value is more than sixty (60) days past due, (ii) amounts payable under an Unencumbered Mortgage Receivable is more than sixty (60) days past due, or (iii) any Unencumbered Asset fails to qualify as an Eligible Asset; and
(n)promptly after the request of any Lender, any other information or report reasonably requested by a Lender;

provided, however, to the extent such items set forth above are filed with the Securities and Exchange Commission or otherwise are publicly available, the Borrower shall be deemed to have satisfied this covenant once it provides notice to the Administrative Agent of such availability.

14.6Inspection.  The Borrower shall, and shall cause Parent and each Subsidiary to, permit the Administrative Agent, each Lender and each of their duly authorized representatives and agents during normal business hours to visit and inspect any of its Properties, corporate books, and financial records, to examine and make copies of its books of accounts and other financial records (which shall be subject to the confidentiality requirements of Section 12.25 hereof), and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers, employees (in the presence of a Responsible Officer) and independent public accountants (and by this provision Parent hereby authorizes such accountants with Parent present to discuss with the Administrative Agent and such Lenders the finances and affairs of the Parent and its Subsidiaries) at such reasonable times and intervals as the Administrative Agent or any such Lender may

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designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Parent.  The Administrative Agent, and Lenders shall use reasonable efforts to coordinate inspections undertaken in accordance with this Section 8.6 to reduce the administrative burden of such inspections on the Parent and their Subsidiaries.

14.7Liens.  The Borrower shall not, nor shall it permit any Subsidiary to, create, incur or permit to exist any Lien of any kind on any Property or other assets owned by any such Person; provided, however, that the foregoing shall not apply to nor operate to prevent any Permitted Liens.
14.8Investments, Acquisitions, Loans and Advances.  The Borrower shall not, nor shall it permit any Subsidiary to (i) directly or indirectly, make, retain or have outstanding any of the following any investments (whether through the purchase of stock or obligations or otherwise) in any Person, Property or improvements on Property, or any loans, advances, lines of credit, mortgage loans or other financings (including pursuant to sale/leaseback transactions) to any other Person, or (ii) acquire any Property, improvements on Property or all or any substantial part of the assets or business of any other Person or division thereof; provided, however, that the foregoing shall not apply to nor operate to prevent, with respect to the Borrower or any Subsidiary, any of the following:
(a)investments in direct obligations of the United States of America or of any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America, provided that any such obligations shall mature within one (1) year of the date of issuance thereof;
(b)investments in commercial paper with a Rating of at least P-1 by Moody’s and at least A-1 by S&P maturing within one (1) year of the date of issuance thereof;
(c)interest bearing assets or investments in certificates of deposit issued by any Lender or by any United States commercial bank having capital and surplus of not less than $100,000,000 which have a maturity of one (1) year or less;
(d)investments in repurchase obligations with a term of not more than seven (7) days for underlying securities of the types described in subsection (a) above entered into with any bank meeting the qualifications specified in subsection (c) above, provided all such agreements require physical delivery of the securities securing such repurchase agreement, except those delivered through the Federal Reserve Book Entry System;
(e)investments in money market funds that invest solely, and which are restricted by their respective charters to invest solely, in investments of the type described in the immediately preceding subsections (a), (b), (c), and (d) above;
(f)the Borrower’s investments from time to time in its Subsidiaries, and investments made from time to time by a Subsidiary in one or more of its Subsidiaries;

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(g)intercompany advances made from time to time among the Borrower and its Subsidiaries in the ordinary course of business to finance working capital needs;
(h)investments from time to time in individual Properties, including Eligible Properties and Acceptable Leasehold Interests, Land Assets, and Assets Under Development, or in joint venture or other entities which own such individual Properties, including Eligible Properties, Acceptable Leasehold Interests, Land Assets, and Assets Under Development, provided that such investment does not cause a breach of the financial covenants set forth in Section 8.20 hereof;
(i)Public Investments;
(j)investments from time to time in mortgages, deeds of trust, deeds to secure debt or similar instruments that are a lien upon Property, Mortgage Receivables, mezzanine loans, notes receivable, structured debt products, and preferred equity securities; provided that, such investment does not cause a breach of the financial covenants set forth in Section 8.20 hereof; and
(k)repurchases (including tender offers (e.g. Dutch or modified Dutch tender offers)) of Parent’s stock in accordance with the provisions of this Agreement.

In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, investments and acquisitions shall always be taken at the book value (as defined in GAAP) thereof, and loans and advances shall be taken at the principal amount thereof then remaining unpaid.

14.9Mergers, Consolidations and Sales.  Except with the prior written consent of the Required Lenders (which shall not be unreasonably withheld, conditioned or delayed), the Borrower shall not, nor shall it permit Parent or any Subsidiary to, be a party to any merger or consolidation, or sell, transfer, lease or otherwise dispose of all or substantially all of its Property or other assets; provided, however, so long as the Borrower and Subsidiaries are in compliance with all covenants and agreements in this Agreement and no Default or Event of Default then exist, this Section shall not apply to nor operate to prevent:
(a)the sale, transfer, lease or other disposition of Property and other assets of the Borrower and its Subsidiaries to one another in the ordinary course of its business;
(b)the merger of any Subsidiary with and into the Borrower or any other Subsidiary, provided that, in the case of any merger involving the Borrower, the Borrower is the corporation surviving the merger;
(c)the sale, transfer or other disposition of any tangible personal property that, in the reasonable business judgment of the Borrower or its Subsidiary, has become obsolete or worn out, and which is disposed of in the ordinary course of business; and

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(d)the sale, transfer, lease or other disposition of Property of the Borrower or any Subsidiary (including any disposition of Property as part of a sale and leaseback transaction) aggregating not more than all or substantially all of the Total Asset Value of the Borrower on the last day of the prior Fiscal Quarter, as applicable;
(e)any merger if it results in the simultaneous payoff in immediately available funds of the Obligations; and
(f)any merger or consolidation, directly or indirectly, with any other Person so long as (i) Parent, the Borrower and the Subsidiaries, as applicable, shall be the survivor thereof; (ii) the Borrower shall have given the Administrative Agent and the Lenders at least fifteen (15) Business Days’ prior written notice of such consolidation or merger; (iii) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default has occurred or would result therefrom; and (iv) at the time the Borrower gives notice pursuant to clause (ii) of this subsection, the Borrower shall have delivered to the Administrative Agent for distribution to each of the Lenders a Compliance Certificate, calculated on a pro forma basis based on information then available to the Borrower, evidencing the continued compliance by Parent, the Borrower and the Subsidiaries with the terms and conditions of this Agreement and the other Loan Documents, including, without limitation, the financial covenants contained in Section 8.20, after giving effect to such consolidation or merger.
14.10Maintenance of Subsidiaries.  The Borrower shall not assign, sell or transfer, nor shall it permit any Material Subsidiary to issue, assign, sell or transfer, any shares of capital stock or other equity interests of a Material Subsidiary; provided, however, that the foregoing shall not operate to prevent (a) Liens on the capital stock or other equity interests of Material Subsidiaries granted to the Administrative Agent, (b) the issuance, sale and transfer to any person of any shares of capital stock of a Material Subsidiary solely for the purpose of qualifying, and to the extent legally necessary to qualify, such person as a director of such Subsidiary, and (c) any transaction permitted by Section 8.9(b) above.
14.11ERISA.  The Borrower shall, and shall cause each Subsidiary to, promptly pay and discharge all obligations and liabilities arising under ERISA in excess of $1,000,000 of a character which if unpaid or unperformed could reasonably be expected to result in the imposition of a Lien against any of its Properties or other assets.  Upon the Borrower or a Subsidiary obtaining knowledge of any of the following events, the Borrower shall, and shall cause each Subsidiary to, promptly notify the Administrative Agent and each Lender of:  (a) the occurrence of any reportable event (as defined in Section 4043 of ERISA) with respect to a Plan (except for events for which reporting is waived), (b) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor, (c) its intention to terminate or withdraw from any Plan, and (d) the occurrence of any event with respect to any Plan (other than normal operation of the Plan or investments of Plan assets) which would result in the incurrence by the Borrower or any Subsidiary of any material increase in liability, material penalty, or any material increase in the contingent liability of the Borrower or any Subsidiary with respect to any post-retirement Welfare Plan benefit.

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14.12Compliance with Laws.
(a)The Borrower shall, and shall cause each Subsidiary to, comply in all material respects with the requirements of all federal, state, and local laws, rules, regulations, ordinances and orders applicable to or pertaining to its Properties, assets, or business operations, where any such non-compliance, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(b)The Borrower shall and shall cause each Subsidiary to, at all times, do the following to the extent the failure to do so, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect: (i) comply in all material respects with, and maintain each of the Properties in compliance in all material respects with, all applicable Environmental Laws; (ii) use commercially reasonable efforts to require that each tenant and subtenant, if any, of any of the Properties or any part thereof comply in all material respects with all applicable Environmental Laws; (iii) obtain and maintain in full force and effect all material governmental approvals required by any applicable Environmental Law for operations at each of the Properties; (iv) cure any material violation by it or at any of the Properties of applicable Environmental Laws; (v) not allow the presence or operation at any of the Properties of any (1) landfill or dump or (2) hazardous waste management facility or solid waste disposal facility as defined pursuant to RCRA or any comparable state law; (vi) not manufacture, use, generate, transport, treat, store, release, dispose or handle any Hazardous Material at any of the Properties except in the ordinary course of its business and in compliance with law; (vii) within ten (10) Business Days notify the Administrative Agent in writing of and provide any reasonably requested documents upon receipt of written notice of any of the following in connection with the Borrower or any Subsidiary or any of the Properties that could reasonably be expected to have a Material Adverse Effect: (1) any material liability for response or corrective action, natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law; (2) any material Environmental Claim; (3) any material violation of an Environmental Law or material Release, threatened Release or disposal of a Hazardous Material; (4) any restriction on the ownership, occupancy, use or transferability arising pursuant to any (x) Release, threatened Release or disposal of a Hazardous Material or (y) Environmental Law; or (5) any environmental, natural resource, health or safety condition, which could reasonably be expected to have a Material Adverse Effect; (viii) conduct at its expense any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any material Release, threatened Release or disposal of a Hazardous Material as required to be performed by the Borrower or its Subsidiaries by any applicable Environmental Law, (ix) abide by and observe any restrictions on the use of the Properties imposed by any governmental authority as set forth in a deed or other instrument affecting the Borrower’s or any Subsidiary’s interest therein; (x) promptly provide or otherwise make available to the Administrative Agent any reasonably requested environmental record concerning the Properties which the Borrower or any Subsidiary possesses or can reasonably obtain; and (xi) perform, satisfy, and implement any operation or maintenance actions required by any governmental authority or Environmental Law, or included in any no further action letter or covenant not to sue issued by any governmental authority under any Environmental Law.

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14.13Compliance with Sanctions and Anti-Corruption Laws.
(a)The Borrower shall at all times comply in all material respects with the requirements of all Sanctions applicable to the Borrower and shall cause each of its Subsidiaries to comply with the requirements of all Sanctions applicable to such Subsidiary.
(b)The Borrower shall provide the Administrative Agent and the Lenders any information regarding the Borrower, its Affiliates, and its Subsidiaries necessary for the Administrative Agent and the Lenders to comply with all applicable Sanctions, to verify the identity of the Loan Parties, or to comply with any Applicable Law, including, without limitation, Section 326 of the Patriot Act at 31 U.S.C. Section 5318; subject however, in the case of Affiliates, to the Borrower’s ability to provide information applicable to them.
(c)If a Responsible Officer of the Borrower obtains actual knowledge or receives any written notice that the Borrower, any Subsidiary of Borrower, or any officer, director or Affiliate of Borrower or any Subsidiary or that any Person that owns or controls any such Person is a Sanctioned Person (such occurrence, an “OFAC Event”), the Borrower shall promptly (i) give written notice to the Administrative Agent and the Lenders of such OFAC Event, and (ii) comply with all applicable laws with respect to such OFAC Event (regardless of whether the target Person is located within the jurisdiction of the United States of America), including the applicable Sanctions, and the Borrower hereby authorizes and consents to the Administrative Agent and the Lenders taking any and all steps the Administrative Agent or the Lenders deem necessary, in their sole but reasonable discretion, to avoid violation of all applicable laws with respect to any such OFAC Event, including the requirements of the applicable Sanctions (including the freezing and/or blocking of assets and reporting such action to OFAC).
(d)Borrower will not, nor will it permit any Subsidiary to directly or, to any such Person’s knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any other Person, (i) to fund any activities or business of or with any Person or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of any Sanctions, or (ii) in any other manner that would result in a violation of Sanctions or Anti-Corruption Laws by any Person (including any Person participating in the Loans, whether as underwriter, lender, advisor, investor, or otherwise). No part of the proceeds of the Loan or extensions of credit hereunder will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of applicable Anti-Corruption Laws.
(e)Borrower will not, nor will it permit any Subsidiary to, violate any Anti-Corruption Law in any material respect.
(f)Borrower and each Subsidiary will maintain in effect policies and procedures designed to ensure compliance by such Persons, their Subsidiaries, and their

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respective directors, officers, employees, and agents with applicable Anti-Corruption Laws.
14.14Burdensome Contracts With Affiliates. Except (a) compensation, bonus and benefit arrangements with employees, officers and directors approved by Parent’s board of directors or committee thereof, (b) transactions permitted by Section 8.9 hereof, (c) transactions in the ordinary course of business of the Borrower, Parent or its Subsidiaries or (d) transactions approved by the Parent’s board of directors and reasonably acceptable to the Administrative Agent, the Borrower shall not, nor shall it permit Parent or any Subsidiary to, enter into any contract, agreement or business arrangement with any of its Affiliates on terms and conditions which are less favorable to the Borrower, Parent or such Subsidiary than would be usual and customary in similar contracts, agreements or business arrangements between Persons not affiliated with each other.
14.15No Changes in Fiscal Year.  The Fiscal Year of the Parent and its Subsidiaries ends on December 31 of each year; and the Borrower shall not, nor shall it permit Parent or any Subsidiary to, change its Fiscal Year from its present basis.
14.16Formation of Subsidiaries.  Promptly upon the formation or acquisition of any Material Subsidiary, the Borrower shall provide the Administrative Agent and the Lenders notice thereof and timely comply with the requirements of Sections 4.2 and 8.24 hereof.
14.17Change in the Nature of Business.  The Borrower shall not, nor shall it permit any Subsidiary to, engage in any business or activity if as a result the general nature of the business of the Borrower or any Subsidiary would be changed in any material respect from the general nature of the business engaged in by it as of the Closing Date.
14.18Use of Proceeds.  The Borrower shall use the credit extended under this Agreement solely for the purposes set forth in, or otherwise permitted by, Section 6.4 hereof.
14.19No Restrictions.  Except as provided herein, the Borrower shall not, nor shall it permit any Subsidiary to, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower or any Subsidiary to:  (a) pay Dividends or make any other distribution on any Subsidiary’s capital stock or other equity interests owned by the Borrower or any other Subsidiary (other than limitations on Restricted Payments comparable to those in Section 8.25 in any documentation evidencing any Other Unsecured Indebtedness), (b) pay any indebtedness owed to the Borrower or any other Subsidiary, (c) make loans or advances to the Borrower or any other Subsidiary, (d) transfer any of its Properties or other assets to the Borrower or any other Subsidiary (other than limitations on transfers comparable to those in Section 8.9 in any documentation evidencing any Other Unsecured Indebtedness); provided however, that the foregoing does not apply to any limitation on transfers of property that is subject to a Permitted Lien or (e) guarantee the Obligations, Hedging Liability, and Funds Transfer and Deposit Account Liability and/or grant Liens on its assets to the Administrative Agent.
14.20Financial Covenants.
(a)Maximum Total Indebtedness to Total Asset Value Ratio. As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the

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ratio of Total Indebtedness to Total Asset Value to be greater than 0.60 to 1.00; provided, that such ratio may increase to up to 0.65 to 1.00 in connection with a Material Acquisition so long as (a) the Borrower completed a Material Acquisition during the quarter in which such ratio first exceeded 0.60 to 1.00, (b) such ratio does not exceed 0.60 to 1.00 for a period of more than three (3) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (c) the Borrower has not maintained compliance with this Section 8.20(a) or Section 8.20(e) in reliance on this proviso more than two times during the term of this Agreement, and (d) such ratio is not greater than 0.65 to 1.00 at any time.
(b)Maximum Secured Indebtedness to Total Asset Value Ratio. As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Secured Indebtedness to Total Asset Value to be greater than 0.40 to 1.00.
(c)Minimum EBITDA to Fixed Charges Ratio. As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of EBITDA for the applicable Rolling Period to Fixed Charges for such Rolling Period to be less than 1.50 to 1.0.
(d)Maximum Secured Recourse Indebtedness to Total Asset Value Ratio. As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Secured Recourse Indebtedness to Total Asset Value to be greater than 0.10 to 1.0.
(e)Maximum Unsecured Indebtedness to Unencumbered Asset Value Ratio. As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of Unsecured Indebtedness to Unencumbered Asset Value to be greater than 0.60 to 1.00; provided, that such ratio may increase to up to 0.65 to 1.00 in connection with a Material Acquisition so long as (a) the Borrower completed a Material Acquisition during the quarter in which such ratio first exceeded 0.60 to 1.00, (b) such ratio does not exceed 0.60 to 1.00 for a period of more than three (3) fiscal quarters immediately following the fiscal quarter in which such Material Acquisition was completed, (c) the Borrower has not maintained compliance with this Section 8.20(e) or Section 8.20(a) in reliance on this proviso more than two times during the term of this Agreement, and (d) such ratio is not greater than 0.65 to 1.00 at any time.
(f)Minimum Income from Unencumbered Assets to Unsecured Interest Expense Ratio. As of the last day of each Fiscal Quarter of the Borrower, the Borrower shall not permit the ratio of (i) the Unencumbered Pool Total Income for the applicable Rolling Period to (ii) Unsecured Interest Expense for such Rolling Period to be less than 1.75 to 1.0.
(g)Maintenance of Net Worth. The Borrower shall, as of the last day of each Fiscal Quarter, maintain a Tangible Net Worth of not less than the sum of (a) $286,323,349 plus (b) 75% of the aggregate net proceeds received by Parent or any of its Subsidiaries in connection with any offering of Stock or Stock Equivalents of the Borrower, Parent or the Subsidiaries since December 31, 2025.

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14.21Pool Covenants.  The Borrower shall cause the Unencumbered Pool to at all times comply with the Unencumbered Pool Requirements (other than with respect to Unencumbered Assets that may exceed concentration limits but still be included in the Unencumbered Asset Value in compliance with the definition of Unencumbered Pool Requirements) and shall exclude from the calculation of Unencumbered Asset Value any portion of Property NOI, cost, or book value of any Unencumbered Assets attributable to any Unencumbered Assets that exceed the concentration limits set forth in the Unencumbered Pool Requirements or that cease to satisfy the conditions to be Unencumbered Assets.
14.22Electronic Delivery of Certain Information.
(a)Documents, including financial reports to be delivered pursuant to Section 8.5 hereof, required to be delivered pursuant to this Agreement may be delivered by electronic communication and delivery, including, the Internet, including the website maintained by the Securities and Exchange Commission, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third-party website or a website sponsored or hosted by the Administrative Agent or the Borrower) provided that the foregoing shall not apply to (i) notices to any Lender (or L/C Issuer) pursuant to Section 1. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically shall be deemed to have been delivered on the date and time on which the Administrative Agent or the Borrower posts such documents or the documents become available on a commercial website and the Borrower notifies the Administrative Agent of said posting by causing an e-mail notification to be sent to an e-mail address specified from time to time by the Administrative Agent and provides a link thereto; provided if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 9:00 a.m. New York time on the opening of business on the next business day for the recipient. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificates required by Sections 8.5(d) and 8.5(e) to the Administrative Agent. Except for the certificates required by Sections 8.5(d) and 8.5(e), the Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery.
(b)Documents required to be delivered pursuant to Section 1 may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Borrower by the Administrative Agent.
(c) This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties agrees that any Electronic

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Signature on or associated with any Communication shall be valid and binding on each such Loan Party to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered or a paper-based recordkeeping system was used, as the case may be. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Administrative Agent and each of the Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Administrative Agent and each of the Lenders may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent Administrative Agent has agreed to accept such Electronic Signature, Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party without further verification and (ii) upon the request of Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
14.23Reserved.
14.24REIT Status.Parent shall maintain its status as a REIT.
14.25Restricted Payments.  The Borrower shall not, nor shall Parent or any Subsidiary to, declare or make any Restricted Payment; provided that:
(a)(i) Parent may declare or make Restricted Payments in cash to its equity holders in an aggregate amount not to exceed the greater of (x) ninety-five percent (95%) of Parent’s Adjusted FFO (excluding any regular distributions to holders of preferred partnership units in Borrower and distributions necessary to pay holders of preferred stock of Parent) for each Rolling Period (commencing with the Rolling Period ending on December 31, 2025), or (y) the amount necessary for Parent to be able to make Restricted Payments required to maintain its status as a REIT and to avoid the imposition of any federal or state income tax, and to avoid the imposition of the excise tax described

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by Section 4981 of the Code, in each case on Parent; provided further that, in either case, during the continuance of an Event of Default, (A) Restricted Payments made pursuant to this clause (a) shall not exceed the amounts described in clause (y), and (B) no other cash Restricted Payments will be permitted;
(b)the Borrower may make Restricted Payments ratably to the holders of its Equity Interests to permit Parent to make the Restricted Payments permitted under clause (a) above;
(c)each Subsidiary may make Restricted Payments ratably to the holders of its Equity Interests;
(d)Parent, the Borrower or any Guarantor may declare and make dividend payments or other distributions payable solely in the common equity interests or other equity interests of such entity including (i) “cashless exercises” of options granted under any share option plan adopted by such entity, (ii) distributions of rights or equity securities under any rights plan adopted by such entity and (iii) distributions (or effect stock splits or reverse stock splits) with respect to its equity interests payable solely in additional shares of its equity interests;
(e)Parent, the Borrower and each Guarantor may make cash payments in lieu of the issuance of fractional shares representing insignificant interests in connection with the exercise of warrants, options or other securities convertible into or exchangeable for equity interests of Parent, the Borrower or any Subsidiary;
(f)so long as no Change of Control results therefrom, Parent, the Borrower and each Subsidiary may make Restricted Payments in connection with the implementation of or pursuant to any retirement, health, stock option and other benefit plans, bonus plans, performance based incentive plans, and other similar forms of compensation;
(g)so long as no Change of Control results therefrom, the Borrower and each Subsidiary that is a Guarantor may make dividends or distributions to allow Parent to make payments in connection with share purchase programs, to the extent not otherwise prohibited by the terms of this Agreement; and
(h)Parent may exercise any redemption or conversion rights with respect to its Equity Interests in accordance with the terms of the governing documents setting out any such rights and, to the extent paid in cash from sources other than a concurrent offering of Equity Interests of the Parent, subject to Section 8.25(a).
14.26Other Unsecured Indebtedness Guarantees.  No Subsidiary shall guaranty the payment of, or agree to enter into a guaranty of the payment of, any Other Unsecured Indebtedness without simultaneously entering into and delivering to the Administrative Agent, for the benefit of the Lenders, a comparable guaranty of the payment of the Obligations; provided, that the foregoing shall not restrict or prohibit any Subsidiary guaranty of any Property level Indebtedness for Borrowed Money which otherwise remains in compliance with Section 8.20.

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14.27Outbound Investment Rules. The Borrower will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Borrower were a U.S. Person or (iii) any other activity that would cause the Administrative Agent and the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent and the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.
SECTION 15.EVENTS OF DEFAULT AND REMEDIES.
15.1Events of Default.  Any one or more of the following shall constitute an “Event of Default” hereunder:
(a)default in the payment when due of all or any part of the principal of any Loan (whether at the stated maturity thereof or at any other time provided for in this Agreement, including a mandatory prepayment required by Section 1.8(b)) or of any Reimbursement Obligation; or default for a period of three (3) Business Days in the payment when due of any interest, fee or other Obligation payable hereunder or under any other Loan Document;
(b)default in the observance or performance of any covenant set forth in Sections 8.1 (only with respect to the first sentence thereof), 8.5 (for a period of five (5) days), 8.7, 8.8, 8.9, 8.10, 8.13, 8.20, 8.21 (if not replaced with another Eligible Asset or Eligible Assets in accordance with Section 7.3 hereof within ten (10) Business Days after the period of notice required by Section 7.3), 8.23, or 8.25 hereof;
(c)default in the observance or performance of any other provision hereof or of any other Loan Document which is not remedied within thirty (30) days after the earlier of (i) the date on which such failure shall first become known to any Responsible Officer of the Borrower or (ii) written notice thereof is given to the Borrower by the Administrative Agent; provided, however, if such a default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that the Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for the Borrower in the exercise of due diligence to cure such default, provided such additional period shall not exceed sixty (60) days;
(d)any representation or warranty made herein or in any other Loan Document or in any certificate furnished to the Administrative Agent or the Lenders pursuant hereto or thereto or in connection with any transaction contemplated hereby or thereby proves untrue in any material respect as of the date of the issuance or making or deemed making thereof; provided, that such breach of a representation or warranty shall not constitute an Event of Default if within ten (10) days of the Borrower’s knowledge of such breach, the Borrower takes such action as may be required to make such

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representation or warranty to be true in all material respects as made and it did not have a Material Adverse Effect;
(e)any event occurs or condition exists (other than those described in subsections (a) through (d) above) which is specified as an event of default under any of the other Loan Documents (and the related grace period, if any, shall have expired), or any of the Loan Documents shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void except as expressly permitted by the terms hereof;
(f)default and expiration of any cure periods related thereto shall occur under (x) any nonrecourse Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating in excess of $30,000,000 or (y) any recourse Indebtedness for Borrowed Money issued, assumed or guaranteed by the Borrower or any Subsidiary aggregating in excess of $10,000,000, or a default and expiration of any cure periods related thereto, shall occur under any indenture, agreement or other instrument under which such Indebtedness for Borrowed Money may be issued, and such default shall continue for a period of time sufficient to permit the acceleration of the maturity of any such Indebtedness for Borrowed Money (whether or not such maturity is in fact accelerated), or any such Indebtedness for Borrowed Money shall not be paid when due (whether by demand, lapse of time, acceleration or otherwise);
(g)any judgment or judgments, writ or writs or warrant or warrants of attachment, or any similar process or processes, shall be entered or filed against the Borrower or any Subsidiary, or against any of its Properties or other assets, in an aggregate amount in excess of $5,000,000 (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing), and which remains undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days;
(h)the Borrower or any Subsidiary, or any member of its Controlled Group, shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Vested Liabilities in excess of $5,000,000 (collectively, a “Material Plan”) shall be filed under Title IV of ERISA by the Borrower or any Subsidiary, or any other member of its Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against the Borrower or any Subsidiary, or any member of its Controlled Group, to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within thirty (30) days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;
(i)any Change of Control shall occur;

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(j)the Borrower or any Material Subsidiary shall (i) have entered involuntarily against it an order for relief under the United States Bankruptcy Code, as amended, (ii) not pay, or admit in writing its inability to pay, its debts generally as they become due, (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its Properties or other assets, (v) institute any proceeding seeking to have entered against it an order for relief under the United States Bankruptcy Code, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it within sixty (60) days, (vi) take any board of director or shareholder action (including the convening of a meeting) in furtherance of any matter described in parts (i) through (v) above, or (vii) fail to contest in good faith any appointment or proceeding described in Section 9.1(k) hereof;
(k)a custodian, receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any Subsidiary, or any substantial part of any of its Properties or other assets, or a proceeding described in Section 9.1(j)(v) shall be instituted against the Borrower or any Subsidiary, and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) days;
(l)the Common Stock of Parent fails to be duly listed on the New York Stock Exchange, the NYSE American or The NASDAQ Stock Market; or
(m)any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than in accordance with the terms hereof or thereof, or satisfaction in full or all the Obligations, is revoked, terminated, cancelled or rescinded, without the prior written approval of the Administrative Agent; or the Borrower or any Guarantor commences any legal proceeding at law or in equity to contest, or make unenforceable, cancel, revoke or rescind any of the Loan Documents, or any court or any other Governmental Authority of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof.
15.2Non-Bankruptcy Defaults.  When any Event of Default (other than those described in subsection (j) or (k) of Section 9.1 hereof) has occurred and is continuing, the Administrative Agent shall, by written notice to the Borrower: (a) if so directed by the Required Lenders, terminate the remaining Commitments and all other obligations of the Lenders hereunder on the date stated in such notice (which may be the date thereof); and (b) if so directed by the Required Lenders, declare the principal of and the accrued interest on all outstanding Term Loans and Incremental Term Loans to be forthwith due and payable and thereupon all outstanding Loans, including both principal and interest thereon, shall be and become immediately due and payable together with all other amounts payable under the Loan Documents without further demand, presentment, protest

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or notice of any kind; and (c) if so directed by the Required Lenders, demand that the Borrower immediately pay to the Administrative Agent the full amount then available for drawing under each or any Letter of Credit, and the Borrower agrees to immediately make such payment.  The Administrative Agent, after giving notice to the Borrower pursuant to Section 9.1(c) or this Section 9.2, shall also promptly send a copy of such notice to the other Lenders, but the failure to do so shall not impair or annul the effect of such notice.

15.3Bankruptcy Defaults.  When any Event of Default described in subsections (j) or (k) of Section 9.1 hereof has occurred and is continuing, then all outstanding Loans shall immediately become due and payable together with all other amounts payable under the Loan Documents without presentment, demand, protest or notice of any kind, the obligation of the Lenders to extend further credit pursuant to any of the terms hereof shall immediately terminate and the Borrower shall immediately pay to the Administrative Agent the full amount then available for drawing under all outstanding Letters of Credit.
15.4Collateral for Undrawn Letters of Credit.
(a)If the prepayment of the amount available for drawing under any or all outstanding Letters of Credit is required under Section 1.8(b), Section 1.14, Section 9.2 or Section 9.3 above, the Borrower shall forthwith pay one hundred three percent (103%) of the amount required to be so prepaid (to cash collateralize fees and interest as well as the amount of the Letter of Credit), to be held by the Administrative Agent as provided in subsection (b) below.
(b)All amounts prepaid pursuant to subsection (a) above shall be held by the Administrative Agent in one or more separate collateral accounts (each such account, and the credit balances, properties, and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing being collectively called the “Collateral Account”) as security for, and for application by the Administrative Agent (to the extent available) to, the reimbursement of any payment under any Letter of Credit then or thereafter made by the L/C Issuer, and to the payment of the unpaid balance of all other Obligations (and to all Hedging Liability and Funds Transfer and Deposit Account Liability). The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Administrative Agent, the Lenders, and the L/C Issuer. If and when requested by the Borrower, the Administrative Agent shall invest funds held in the Collateral Account from time to time in direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America with a remaining maturity of one year or less, provided that the Administrative Agent is irrevocably authorized to sell investments held in the Collateral Account when and as required to make payments out of the Collateral Account for application to amounts then due and owing from the Borrower to the L/C Issuer, the Administrative Agent or the Lenders; provided, however, that (i) if the Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 1.8(b) and Section 1.14 hereof, if any, at the request of the Borrower the Administrative Agent shall release to the Borrower amounts held in the Collateral

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Account so long as at the time of the release and after giving effect thereto no Default or Event of Default exists and, in the case of Section 1.14 hereof, the Defaulting Lender Period with respect to the relevant Defaulting Lender has terminated, and (ii) if the Borrower shall have made payment of all obligations referred to in subsection (a) above required under Section 9.2 or 9.3 hereof, so long as no Letters of Credit, Revolving Credit Commitments, Revolving Loans or other Obligations, Hedging Liability, or Funds Transfer and Deposit Account Liability remain outstanding, at the request of the Borrower the Administrative Agent shall release to the Borrower any remaining amounts held in the Collateral Account.
15.5Notice of Default.  The Administrative Agent shall give notice to the Borrower under Section 9.1 hereof promptly upon being requested to do so by any Lender and shall thereupon notify all the Lenders thereof.
SECTION 16.	Change in Circumstances.
16.1Change of Law.  Notwithstanding any other provisions of this Agreement or any other Loan Document, if at any time any Change in Law makes it unlawful for any Lender to make or continue to maintain any SOFR Loans or to perform its obligations as contemplated hereby related to SOFR Loans, such Lender shall promptly give written notice thereof to the Borrower and such Lender’s obligations to make or maintain SOFR Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain SOFR Loans.  The Borrower shall promptly prepay the outstanding principal amount of any such affected SOFR Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement or, subject to all of the terms and conditions of this Agreement, convert such affected SOFR Loans into Base Rate Loans; provided, however, subject to all of the terms and conditions of this Agreement (unless the affected SOFR Loans are converted into Base Rate Loans), the Borrower may then elect to borrow the principal amount of the affected SOFR Loans from such Lender by means of Base Rate Loans from such Lender, which Base Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.
16.2Temporary Inability to Determine Rates Alternate Rate of Interest.  If (A) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that Daily Simple SOFR or Term SOFR cannot be determined pursuant to the definition thereof or (B) the Required Lenders determine that for any reason in connection with any request for a SOFR Loan or a conversion thereto or a continuation thereof that Daily Simple SOFR or Term SOFR for any requested Interest Period with respect to a proposed SOFR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, in each case of (A) and (B), on or prior to the first day of any Interest Period, the Administrative Agent will promptly so notify the Borrower and each Lender.  Upon notice thereof by the Administrative Agent to the Borrower, (i) any obligation of the Lenders to make or continue the applicable SOFR Loans or to convert Base Rate Loans to SOFR Loans shall be suspended (to the extent of the affected Interest Periods) until the Administrative Agent revokes such notice and (ii) if such determination affects the calculation of the Base Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such notice. Upon receipt of such notice,

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(i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any applicable SOFR Loans (to the extent of the affected SOFR Loans or affected Interest Periods) or, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans in the amount specified therein and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans at the end of the applicable Interest Period, in respect of Term SOFR Loans, or immediately in respect of Daily Simple SOFR Loans.  Upon any such conversion, the Borrower shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 1.11.   If the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination.  The Administrative Agent shall promptly revoke any such determination promptly upon the circumstances leading to such determination ceasing to exist.

16.3Increased Cost and Reduced Return.
(a)If any Change in Law shall:
(i)subject any Lender (or its Lending Office) to any Tax (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) with respect to its SOFR Loans, its Notes or any other amounts due under this Agreement or any other Loan Document in respect of its SOFR Loans, (except for changes in the basis or rate of (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes); or
(ii)impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, and Lender (or its Lending Office)or on the interbank market any other condition affecting its SOFR Loans, it Notes or its obligations to make SOFR Loans;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or under any other Loan Document with respect thereto, by an amount deemed by such Lender to be material, then, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction.

(b)If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such

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Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time, within 15 days after demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.
(c)A certificate of a Lender claiming compensation under Sections 1.11, 10.1, 10.3 and 12.1 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive if reasonably determined. In determining such amount, such Lender may use any reasonable averaging and attribution methods.
(d)Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
16.4Lending Offices.  Each Lender may, at its option, elect to make its Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office”) for each type of Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent.  To the extent reasonably possible, a Lender shall designate an alternative branch or funding office with respect to its SOFR Loans to reduce any liability of the Borrower to such Lender under Section 10.3 hereof or to avoid the unavailability of SOFR Loans under Section 10.2 hereof, so long as such designation is not otherwise disadvantageous to the Lender.
16.5Discretion of Lender as to Manner of Funding.  Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to SOFR Loans shall be made as if each Lender had actually funded and maintained each SOFR Loan through the purchase of deposits in the applicable interbank market having a maturity corresponding to such Loan’s Interest Period, and bearing an interest rate equal to the applicable SOFR for any applicable Interest Period.
16.6Permanent Inability to Determine Rate; Benchmark Replacement.
(a)Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such

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amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m., Boston, Massachusetts time, on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. No replacement of the then-current Benchmark with a Benchmark Replacement pursuant to this Section 10.6 will occur prior to the applicable Benchmark Transition Start Date.
(b)Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Borrower, to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c)Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of the implementation of any Benchmark Replacement and the effectiveness of any Conforming Changes. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 10.6, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 10.6.
(d)Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of

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Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e)Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for the applicable SOFR Borrowing of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon Term SOFR (or then-current Benchmark) will not be used in any determination of Base Rate.
SECTION 17.	The Administrative Agent.
17.1Appointment and Authority.  Each of the Lenders hereby irrevocably appoints Truist to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  The provisions of this Section 11 are solely for the benefit of the Administrative Agent, the Lenders, and neither the Borrower nor any Guarantor shall have rights as a third-party beneficiary of any of such provisions.  It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law.  Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
17.2Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity.  Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
17.3Action by Administrative Agent; Exculpatory Provisions.
(a)The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent and its Related Parties:

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(i)shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law. The Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action; and
(iii)shall not, except as expressly set forth herein and in the other Loan Documents, have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, any information relating to Borrower or any of its Affiliates or any Guarantor or any of their Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
(b)Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.2, 9.3, 9.4, 9.5 and 12.13), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. Any such action taken or failure to act pursuant to the foregoing shall be binding on all Lenders. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender.
(c)Neither the Administrative Agent nor any of its Related Parties shall be responsible for or have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the

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occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Section 7.1 or 7.2 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
17.4Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon.  In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower or Guarantors), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
17.5Delegation of Duties.  The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties.  The exculpatory provisions of this Section shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Loans as well as activities as Administrative Agent.  The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
17.6Resignation of Administrative Agent; Removal of Administrative Agent.
(a)The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. The Required Lenders may remove the Administrative Agent from its capacity as Administrative Agent in the event of the Administrative Agent’s willful misconduct or gross negligence. Upon receipt of any such notice of resignation or removal, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States of America. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after

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the retiring Administrative Agent gives notice of its resignation or after removal by the Required Lenders (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation or removal shall become effective in accordance with such notice on the Resignation Effective Date.
(b)With effect from the Resignation Effective Date, (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. If on the Resignation Effective Date no successor has been appointed and accepted such appointment, the Administrative Agent’s rights in the Collateral Documents shall be assigned without representation, recourse or warranty to the Lenders and L/C Issuer as their interests may appear. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Section 11 and Section 12.15 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
17.7Non-Reliance on Administrative Agent and Other Lenders.  Each Lender and L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.  Each Lender and L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Upon a Lender’s written request, the Administrative Agent agrees to forward to such Lender, when complete, copies of any field audit, examination, or appraisal report prepared by or for the Administrative Agent with respect to the Borrower or any Material Subsidiary (herein, “Reports”).  Each Lender hereby agrees that (a) it has requested a copy of each Report prepared

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by or on behalf of the Administrative Agent; (b) the Administrative Agent (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Borrower and the other Material Subsidiaries and will rely significantly upon the books and records of Borrower and the other Material Subsidiaries, as well as on representations of personnel of the Borrower and the other Material Subsidiaries, and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, not share the Report with any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

17.8L/C Issuer .  The L/C Issuer shall act on behalf of the Revolving Lenders with respect to any Letters of Credit issued by it and the documents associated therewith.  The L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 11 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Applications pertaining to such Letters of Credit made or to be made hereunder as fully as if the term “Administrative Agent”, as used in this Section 11, included the L/C Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer.  Any resignation by the Person then acting as Administrative Agent pursuant to Section 11.6 shall also constitute its resignation or the resignation of its Affiliate as L/C except as it may otherwise agree.  If such Person then acting as L/C Issuer so resigns, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Loans or fund risk participations in Reimbursement Obligations pursuant to Section 1.3.  Upon the appointment by the Borrower of a successor L/C Issuer hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer (other than any rights to indemnity payments or other amounts that remain owing to the retiring L/C Issuer), and (ii) the retiring L/C Issuer shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents other than with respect to its outstanding Letters of Credit, and (iii) upon the request of the resigning L/C Issuer, the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the resigning L/C Issuer to effectively assume the obligations of the resigning L/C Issuer with respect to such Letters of Credit.
17.9Hedging Liability and Funds Transfer and Deposit Account Liability.  By virtue of a Lender’s execution of this Agreement or an assignment agreement pursuant to Section 12.10, as the case may be, any Affiliate of such Lender (including any Qualifying Counterparty) with whom the Borrower or any other Material Subsidiary has entered into an agreement creating Hedging

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Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate’s right to share in payments and collections out of the Guaranties as more fully set forth in Section 3.1.  In connection with any such distribution of payments and collections, or any request for the release of the Guaranties and the Administrative Agent’s Liens in connection with the termination of the Revolving Credit Commitments, Term Loan Commitments and Incremental Term Loan Commitments and the payment in full of the Obligations, the Administrative Agent shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless such Lender has notified the Administrative Agent in writing of the amount of any such liability owed to it or its Affiliate prior to such distribution or payment or release of Guaranties and Liens. Without limiting the generality of the foregoing, (i) each such Affiliate shall, for the avoidance of doubt, be deemed to have agreed to the provisions of Section 3.1(c) and (ii) no such Affiliate shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral).  Notwithstanding any other provision of this Section 11.9 to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless the Administrative Agent has received written notice of such Hedging Liability or Funds Transfer and Deposit Account Liability, together with such supporting documentation as the Administrative Agent may request, from the applicable Lender or Affiliate.  For the avoidance of doubt, all references in this Section 11.9 to any Lender or Affiliate of a Lender shall include or be deemed to include each Qualifying Counterparty, even if such Qualifying Counterparty or any Person affiliated with such Qualifying Counterparty shall cease to be a Lender hereunder, such that any such Qualifying Counterparty shall continue to be entitled to all of the rights and benefits otherwise afforded to such Qualifying Counterparty hereunder (including without limitation the Guaranties provided under Section 13).

17.10Designation of Additional Agents.  The Administrative Agent shall have the continuing right, for purposes hereof, at any time and from time to time to designate, with the consent of the Borrower, which consent shall not be unreasonably withheld or delayed, one or more of the Lenders (and/or its or their Affiliates) as “syndication agents,” “documentation agents,” “book runners,” “lead arrangers,” “arrangers,” or other designations for purposes hereto, but such designation shall have no substantive effect, and such Lenders and their Affiliates shall have no additional powers, duties or responsibilities as a result thereof.
17.11Reserved.
17.12Authorization to Release Guaranties.  The Administrative Agent is hereby irrevocably authorized by each of the Lenders and their Affiliates to release any Material Subsidiary from its obligations as a Guarantor if such Person ceases to be a Material Subsidiary as a result of a transaction permitted under the Loan Documents.  Upon the Administrative Agent’s request, the Required Lenders will confirm in writing the Administrative Agent’s authority to release any Material Subsidiary from its obligations as a Guarantor under the Loan Documents.

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17.13Authorization of Administrative Agent to File Proofs of Claim.  In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to Borrower or any Guarantor, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under the Loan Documents including, but not limited to, Sections 1.1, 10.3, 1.11, and 12.15) allowed in such judicial proceeding; and
(b)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.1 and 12.15.  Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or L/C Issuer in any such proceeding.

SECTION 18.	Miscellaneous.
18.1Withholding Taxes.
(a)Payments Free of Withholding. Except as otherwise required by law and subject to Section 12.1(b) hereof, each payment by the Borrower and the Guarantors under this Agreement or the other Loan Documents shall be made without withholding for or on account of any present or future Indemnified Taxes. If any such withholding is so required, the Borrower or such Guarantor shall make the withholding, pay the amount withheld to the appropriate governmental authority before penalties attach thereto or interest accrues thereon, and forthwith pay such additional amount as may be necessary to ensure that the net amount actually received by each Lender, the L/C Issuer, and the Administrative Agent free and clear of such taxes (including such taxes on such additional amount) is equal to the amount which that Lender, L/C Issuer, or the Administrative Agent (as the case may be) would have received had such withholding not

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been made. If the Administrative Agent, the L/C Issuer, or any Lender pays any amount in respect of any such taxes, penalties or interest, the Borrower or such Guarantor shall reimburse the Administrative Agent, the L/C Issuer or such Lender for that payment on demand in the currency in which such payment was made.
(b)U.S. Withholding Tax Exemptions. Each Lender or L/C Issuer that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent on or before the date the initial Credit Event is made hereunder or, if later, the date such financial institution becomes a Lender or L/C Issuer hereunder, two duly completed and signed copies of (i) either Form W 8 BEN-E (relating to such Lender or L/C Issuer and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) or Form W 8 ECI (relating to all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents and the Obligations) of the United States Internal Revenue Service or (ii) solely if such Lender is claiming exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a Form W 8 BEN-E, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10 percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code). Thereafter and from time to time, each Lender and L/C Issuer shall submit to the Borrower and the Administrative Agent such additional duly completed and signed copies of one or the other of such Forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) and such other certificates as may be (i) requested by the Borrower in a written notice, directly or through the Administrative Agent, to such Lender or L/C Issuer and (ii) required under then current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Lender or L/C Issuer, including fees, pursuant to the Loan Documents or the Obligations. Upon the request of the Borrower or the Administrative Agent, each Lender and L/C Issuer that is a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Borrower and the Administrative Agent a certificate to the effect that it is such a United States person.
(c)Inability of Lender to Submit Forms. If any Lender or L/C Issuer determines, as a result of any change in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrower or the Administrative Agent any form or certificate that such Lender or L/C Issuer is obligated to submit pursuant to subsection (b) of this Section 12.1 or that such Lender or L/C Issuer is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender or L/C Issuer shall promptly notify the Borrower and Administrative Agent of such fact and the Lender or L/C Issuer shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

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(d)Compliance with FATCA. If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(e)Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower or Guarantor has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower or any Guarantor to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.11 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e).
(f)Treatment of Certain Refunds. If any Lender or L/C Issuer determines, in its sole discretion exercised in good faith, that it has received a refund in respect of any taxes as to which indemnification or additional amounts have been paid to it by the Borrower or a Guarantor pursuant to this Section 12.1, it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the taxes giving rise to such refund), net of all out of pocket expenses of such Lender or L/C Issuer and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower or such Guarantor, upon the request of such Lender or L/C Issuer, agrees to promptly repay the amount paid over with respect to such refund (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Lender or L/C Issuer in the event such Lender or L/C Issuer is required to repay such refund to the relevant Governmental Authority. Nothing herein contained shall interfere with the right of a Lender or L/C Issuer to arrange its tax affairs

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in whatever manner it thinks fit nor oblige any Lender or L/C Issuer to claim any tax refund or to make available its tax returns or disclose any information relating to its tax affairs or any computations in respect thereof or any other confidential information or require any Lender or L/C Issuer to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled.
(g)Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower or a Guarantor to a Governmental Authority pursuant to this Section, the Borrower or such Guarantor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
18.2No Waiver, Cumulative Remedies.  No delay or failure on the part of the Administrative Agent, the L/C Issuer, or any Lender, or on the part of the holder or holders of any of the Obligations, in the exercise of any power or right under any Loan Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.  The rights and remedies hereunder of the Administrative Agent, the L/C Issuer, the Lenders, and of the holder or holders of any of the Obligations are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.
18.3Non-Business Days.  If any payment hereunder becomes due and payable on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day on which date such payment shall be due and payable.  In the case of any payment of principal falling due on a day which is not a Business Day, interest on such principal amount shall continue to accrue during such extension at the rate per annum then in effect, which accrued amount shall be due and payable on the next scheduled date for the payment of interest.
18.4Documentary Taxes.  The Borrower agrees to pay on demand any U.S. documentary, stamp or similar taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.
18.5Survival of Representations. All representations and warranties made herein or in any other Loan Document or in certificates given pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the other Loan Documents, and shall continue in full force and effect with respect to the date as of which they were made as long as any credit is in use or available hereunder.
18.6Survival of Indemnities.  All indemnities and other provisions relative to reimbursement to the Lenders and L/C Issuer of amounts sufficient to protect the yield of the Lenders and L/C Issuer with respect to the Revolving Loans and Letters of Credit, including, but not limited to, Sections 1.11, 10.3, and 12.15 hereof, shall (subject to Section 10.3(c) hereof)

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survive the termination of this Agreement and the other Loan Documents and the payment of the Obligations.

18.7Sharing of Set-Off. Each Lender agrees with each other Lender a party hereto that if such Lender shall receive and retain any payment, whether by set off or application of deposit balances or otherwise, on any of the Loans or Reimbursement Obligations in excess of its ratable share of payments on all such Obligations then outstanding to the Lenders, then such Lender shall purchase for cash at face value, but without recourse, ratably from each of the other Lenders such amount of the Loans or Reimbursement Obligations, or participations therein, held by each such other Lenders (or interest therein) as shall be necessary to cause such Lender to share such excess payment ratably with all the other Lenders; provided, however, that if any such purchase is made by any Lender, and if such excess payment or part thereof is thereafter recovered from such purchasing Lender, the related purchases from the other Lenders shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest.  For purposes of this Section 12.7, amounts owed to or recovered by the L/C Issuer in connection with Reimbursement Obligations in which Lenders have been required to fund their participation shall be treated as amounts owed to or recovered by the L/C Issuer as a Lender hereunder.
18.8Notices.  Except as otherwise specified herein, all notices hereunder and under the other Loan Documents shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth below, or such other address or telecopier number as such party may hereafter specify by notice to the Administrative Agent and the Borrower given by courier, by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt.  Notices under the Loan Documents to any Lender shall be addressed to its address or telecopier number set forth on its Administrative Questionnaire; and notices under the Loan Documents to the Borrower, the Administrative Agent, or L/C Issuer shall be addressed to its respective address or telecopier number set forth below:

to the Borrower:

Alpine Income Property OP, LP

369 N. New York Ave. Suite 201

Winter Park, Florida 32789

Attention:Philip Mays

Telephone:407-904-3324

Email: pmays@ctoreit.com

Alpine Income Property OP, LP

1140 Williamson Boulevard

Suite 140

Daytona Beach, Florida 32114

Attention:Lisa Vorkoun

Telephone:386-944-5641

Email: lvorkoun@alpinereit.com

to the Administrative Agent:

Truist Bank

Agency Services

303 Peachtree Street, N.E., 25th Floor

Mail Code 7662

Atlanta, Georgia 30308

Attention: Agency Services Manager

Email: Agency.Services@truist.com

With a copy to:

Riemer & Braunstein LP

100 Cambridge Street

Boston, MA 02114

Attention: Saúl De La Guardia

Email: sdelaguardia@riemerlaw.com

Telephone: 617-880-3533

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With copy to: Vinson & Elkins LLP 845 Texas Avenue Suite 4700 Houston, TX 77002 Attention: Noelle C. Alix Telephone: 713-758-1124 Email: nalix@velaw.com

Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is delivered to the telecopier number specified in this Section 12.8 or in the relevant Administrative Questionnaire and a confirmation of such telecopy has been received by the sender, (ii) if given by mail, upon receipt or first refusal of delivery or (iii) if given by any other means, when delivered at the addresses specified in this Section 12.8 or in the relevant Administrative Questionnaire; provided that any notice given pursuant to Section 1 hereof shall be effective only upon receipt.

18.9Counterparts.  This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution”, “executed”, “signed”, “signature” and words of similar import in or related to this Agreement and the other Loan Documents shall be deemed to include electronic signatures and the electronic matching of assignment terms and contract formations on electronic platforms approved by Administrative Agent for the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other similar applicable state laws based on the Uniform Electronic Transactions Act.
18.10Successors and Assigns.  This Agreement shall be binding upon the Borrower, the Guarantors and their respective successors and permitted assigns, and shall inure to the benefit of the Administrative Agent, the L/C Issuer, and each of the Lenders, and the benefit of their respective successors and permitted assigns, including any subsequent holder of any of the Obligations.  The Borrower and the Guarantors may not assign any of its rights or obligations under any Loan Document without the written consent of all of the Lenders and, with respect to any Letter of Credit or the Application therefor, the L/C Issuer.
18.11Participants.  Each Lender shall have the right at its own cost to grant participations (to be evidenced by one or more agreements or certificates of participation) in the Loans made and Reimbursement Obligations and/or Revolving Credit Commitments held by such Lender at any time and from time to time to one or more other Persons; provided that no such participation shall relieve any Lender of any of its obligations under this Agreement, and, provided, further that no such participant shall have any rights under this Agreement except as provided in this Section 12.11, and the Administrative Agent and the Borrower shall have no obligation or responsibility to such participant.  Any agreement pursuant to which such participation is granted shall provide

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that the granting Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower under this Agreement and the other Loan Documents including, without limitation, the right to approve any amendment, modification or waiver of any provision of the Loan Documents, except that such agreement may provide that such Lender will not agree to any modification, amendment or waiver of the Loan Documents that would reduce the amount of or postpone any fixed date for payment of any Obligation in which such participant has an interest.  Any party to which such a participation has been granted shall have the benefits of Section 1.11 and Section 10.3 hereof.  The Borrower and each Guarantor authorizes each Lender to disclose to any participant or prospective participant under this Section 12.11 any financial or other information pertaining to each Guarantor, the Borrower or any Subsidiary; provided that prior to any such disclosure any such participant or prospective participant shall agree in writing to be subject to the confidentiality provisions contained herein.  No participation may be granted or sold to the Borrower, any Guarantor, any Affiliate or Subsidiary of Borrower or Guarantor, any Defaulting Lender or any natural person.

18.12Assignments.
(a)Any Lender may at any time assign to one or more Eligible Assignees all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:
(i)Minimum Amounts. (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Revolving Loans, and participation interest in L/C Obligations at the time owing to it, or the entire amount of 2029 Term Loans, 2030 Term Loans, 2031 Term Loans or Incremental Loans, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (a)(i)(A) of this Section 12.12, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Revolving Loans and participation interest in L/C Obligations outstanding thereunder) or, if the Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Revolving Loans and participation interest in L/C Obligations, or the principal outstanding balance of the Term Loans or Incremental Term Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Effective Date” is specified in the Assignment and Acceptance, as of the Effective Date specified in such Assignment and Acceptance) shall not be less than $5,000,000 for such Class unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed);
(ii)Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the applicable Facility; except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis.

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(iii)Required Consents. No consent shall be required for any assignment except to the extent required by Section 12.12(a)(i)(B) and, in addition:
(A)the consent of the Borrower (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;
(B)the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required in respect of (i) if such assignment is to a Person that is not a Lender with a Revolving Credit Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (ii) the Term Loans or Incremental Term Loans (if any) to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and
(C)the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed and to be given or denied within five (5) Business Days of written request therefor) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).
(iv)Assignment and Acceptance. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $5,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)No Assignment to Borrower, Guarantors, Affiliates or Subsidiaries. No such assignment shall be made to the Borrower, any Guarantor or any Affiliate or Subsidiary of the Borrower or any Guarantor.
(vi)No Assignment to Natural Persons. No such assignment shall be made to a natural person (or holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person).
(vii)No Assignment to Defaulting Lender. No such assignment shall be made to a Defaulting Lender.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 12.12(b) hereof, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto)

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but shall continue to be entitled to the benefits of Sections 12.6 and 12.15 with respect to facts and circumstances occurring prior to the effective date of such assignment.  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.11 hereof.

(b)Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York, New York, a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Revolving Loans, Term Loans and Incremental Term Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. Each Lender or L/C Issuer that grants a participation as described in Section 12.11 shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant's interest in the Revolving Loans, Term Loans and Incremental Term Loans made and Reimbursement Obligations and/or Revolving Credit Commitments or other obligations under this Agreement (the “Participant Register”); provided that no Lender or L/C Issuer shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any participant or any information relating to a participant's interest in any Revolving Loans made and Reimbursement Obligations and/or Revolving Credit Commitments or other obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such Obligation or Revolving Credit Commitment is in registered form under Section 5f.103-1(c) of the Treasury Regulations or is otherwise required by this Agreement. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender or L/C Issuer shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
(c)Any Lender may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or grant to a Federal Reserve Bank, and this Section 12.12 shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or secured party for such Lender as a party hereto; provided further, however, the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

Schedule 1 - 112

18.13Amendments. Any provision of this Agreement or the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (a) the Borrower, (b) the Required Lenders (or Administrative Agent acting at the direction of the Required Lenders), and (c) if the rights or duties of the Administrative Agent, the Sustainability Structuring Agent, or the L/C Issuer are affected thereby, the Administrative Agent or the L/C Issuer, as applicable; provided that:
(i)no amendment or waiver pursuant to this Section 12.13 shall (A) increase any Commitment of any Lender without the consent of such Lender or (B) reduce the amount of or postpone the date for any scheduled payment of any principal of or interest on any Loan or of any Reimbursement Obligation or of any fee payable hereunder (including by way of a waiver of a Default or Event of Default under Section 9.1(a)) without the consent of the Lender to which such payment is owing or which has committed to make such Revolving Loan or Letter of Credit (or participate therein) hereunder; provided that only the written consent of the Required Lenders shall be required for (x) the waiver or retraction of an imposition of interest payable under Section 1.9, or (y) any modification or waiver of the covenants set forth in Section 8.20 or 8.21, (C) extend the Revolving Credit Termination Date without the consent of each affected Revolving Lender or (D) extend the Term Loan Maturity Date or the maturity date of any Incremental Term Loan without the consent of each affected Term Loan Lender or Incremental Term Loan Lender, as applicable;
(ii)no amendment or waiver pursuant to this Section 12.13 shall, unless signed by each Lender, affected thereby, change the definitions of Required Lenders, Required Class Lenders or Required Revolving Lenders, change the provisions of this Section 12.13, affect the number of Lenders required to take any action hereunder or under any other Loan Document, change the pro rata application of payments or order of application of payments and collections set forth in Section 1.12(a), Section 3.1 or Section 12.7, or change any other provision of this Agreement or add any provision to this Agreement, in each case, in a manner that would alter, or would have the effect of altering the pro rata sharing of payments required thereby, or release any Guarantor (except as expressly contemplated in this Agreement);
(iii)while any Revolving Loans are outstanding, no amendment or waiver pursuant shall amend, modify or waive (A) Section 7.2 or any other provision of this Agreement if the effect of such amendment, modification or waiver is to require the Revolving Lenders to make Revolving Loans when such Lenders would not otherwise be required to do so, or (B) the L/C sublimit, in each case, without the prior written consent of the Required Revolving Lenders;
(iv)any term of this Agreement or of any other Loan Document relating solely to the rights or obligations of the Lenders of a particular Class, and not Lenders of any other Class, may be amended, and the performance or observance by the Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Required Class Lenders for such Class of

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Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is a party thereto);
(v)no amendment to Section 13 hereof shall be made without the consent of the Guarantors affected thereby; and
(vi)no amendment, modification or waiver shall be made, unless signed by each Lender affected thereby, that subordinates or has the effect of subordinating all or any portion of the Obligations or any Liens under the Loan Documents to any other Indebtedness or obligation.
18.14Headings. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

Costs and Expenses; Indemnification.
(a)The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent and the Sustainability Structuring Agent in connection with the preparation, negotiation, syndication, and administration of the Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Sustainability Structuring Agent, in connection with the preparation and execution of the Loan Documents, and any amendment, waiver or consent related thereto, whether or not the transactions contemplated herein are consummated. The Borrower agrees to pay to the Administrative Agent, the Sustainability Structuring Agent, the L/C Issuer, and each Lender all costs and expenses reasonably incurred or paid by the Administrative Agent, the L/C Issuer, such Lender, or any such holder, including reasonable attorneys’ fees and disbursements and court costs, in connection with any Default or Event of Default hereunder or in connection with the enforcement of any of the Loan Documents (including all such costs and expenses incurred in connection with any proceeding under the United States Bankruptcy Code involving the Borrower or any Guarantor as a debtor thereunder). The Borrower further agrees to indemnify the Administrative Agent, the L/C Issuer, each Lender, and any security trustee therefor, and their respective directors, officers, employees, agents, financial advisors, and consultants (each such Person being called an “Indemnitee”) against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee and all reasonable expenses of litigation or preparation therefor, whether or not the Indemnitee is a party thereto, or any settlement arrangement arising from or relating to any such litigation) which any of them may pay or incur arising out of or relating to any Loan Document or any of the transactions contemplated thereby or the direct or indirect application or proposed application of the proceeds of any Revolving Loan or Letter of Credit, other than those which arise from the gross negligence or willful misconduct of the party claiming indemnification. The Borrower, upon demand by the Administrative Agent, the L/C Issuer, or a Lender at any time, shall reimburse the Administrative Agent, the L/C Issuer, or such Lender for any reasonable legal or other expenses (including, without limitation, all reasonable fees and disbursements of counsel for any such Indemnitee) incurred in connection with investigating or defending against

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any of the foregoing (including any settlement costs relating to the foregoing) except to the extent the same is due to the gross negligence or willful misconduct of the party to be indemnified. To the extent permitted by applicable law, the parties hereto shall not assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or the other Loan Documents or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Revolving Loan or Letter of Credit or the use of the proceeds thereof. The obligations of the parties under this Section 12.15 shall survive the termination of this Agreement.
(b)The Borrower unconditionally agrees to forever indemnify, defend and hold harmless, and covenants not to sue for any claim for contribution against, each Indemnitee for any damages, costs, loss or expense, including without limitation, response, remedial or removal costs and all fees and disbursements of counsel for any such Indemnitee, arising out of any of the following: (i) any presence, release, threatened release or disposal of any hazardous or toxic substance or petroleum by the Borrower or any Subsidiary or otherwise occurring on or with respect to its Properties (whether owned or leased), (ii) the operation or violation of any environmental law, whether federal, state, or local, and any regulations promulgated thereunder, by the Borrower or any Subsidiary or otherwise occurring on or with respect to its Properties (whether owned or leased), (iii) any claim for personal injury or property damage in connection with the Borrower or any Subsidiary or otherwise occurring on or with respect to its Properties (whether owned or leased), and (iv) the inaccuracy or breach of any environmental representation, warranty or covenant by the Borrower or any Subsidiary made herein or in any other Loan Document evidencing or securing any Obligations or setting forth terms and conditions applicable thereto or otherwise relating thereto, except for damages arising from the willful misconduct or gross negligence of the relevant Indemnitee. This indemnification shall survive the payment and satisfaction of all Obligations and the termination of this Agreement for a period of five (5) years, and shall remain in force beyond the expiration of any applicable statute of limitations and payment or satisfaction in full of any single claim under this indemnification. This indemnification shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of each Indemnitee and its successors and assigns.
18.16Set-off.  In addition to any rights now or hereafter granted under the Loan Documents or applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, with the prior written consent of the Administrative Agent, each Lender, the L/C Issuer, each subsequent holder of any Obligation, and each of their respective affiliates, is hereby authorized by the Borrower and each Guarantor at any time or from time to time, without notice to the Borrower or such Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, and in whatever currency denominated, but not including trust accounts) and any other indebtedness at any time held or owing by that Lender, L/C Issuer, subsequent holder, or affiliate, to or for the credit or the account of the Borrower or such Guarantor, whether or not matured, against and on account of the Obligations then due of the Borrower or

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such Guarantor to that Lender, L/C Issuer, or subsequent holder under the Loan Documents, including, but not limited to, all claims of any nature or description arising out of or connected with the Loan Documents, irrespective of whether or not that Lender, L/C Issuer, or subsequent holder shall have made any demand hereunder.

18.17Entire Agreement.  The Loan Documents constitute the entire understanding of the parties thereto with respect to the subject matter thereof and any prior agreements, whether written or oral, with respect thereto are superseded hereby.
18.18Governing Law.  This Agreement and the other Loan Documents (except as otherwise specified therein), and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of New York.
18.19Severability of Provisions.  Any provision of any Loan Document which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  All rights, remedies and powers provided in this Agreement and the other Loan Documents may be exercised only to the extent that the exercise thereof does not violate any applicable mandatory provisions of law, and all the provisions of this Agreement and other Loan Documents are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or the other Loan Documents invalid or unenforceable.
18.20Excess Interest.  Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Revolving Loans or other obligations outstanding under this Agreement or any other Loan Document (“Excess Interest”).  If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section 12.20 shall govern and control, (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate”), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest.  Notwithstanding the foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrower’s Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such

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period on the Borrower’s Obligations had the rate of interest not been limited to the Maximum Rate during such period.

18.21Construction.  The parties acknowledge and agree that the Loan Documents shall not be construed more favorably in favor of any party hereto based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation of the Loan Documents.  The provisions of this Agreement relating to Subsidiaries shall only apply during such times as the Borrower has one or more Subsidiaries.
18.22Lender’s Obligations Several.  Lender’s and L/C Issuer’s Obligations Several" \l 2 .  The obligations of the Lenders and L/C Issuer hereunder are several and not joint.  Nothing contained in this Agreement and no action taken by the Lenders or L/C Issuer pursuant hereto shall be deemed to constitute the Lenders and L/C Issuer a partnership, association, joint venture or other entity.
18.23Submission to Jurisdiction; Waiver of Jury Trial.  The Borrower and each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in the City of New York for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.  The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.  THE BORROWER, EACH GUARANTOR, THE ADMINISTRATIVE AGENT, THE L/C ISSUER, AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY.
18.24USA Patriot Act.  Administrative Agent, each Lender and L/C Issuer hereby notifies the Loan Parties that (a) pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender, L/C Issuer or Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act and (b) pursuant to the Beneficial Ownership Regulation, it is required to obtain a Beneficial Ownership Certificate.  Each Loan Party shall provide to the extent commercially reasonable, such information and take such other actions as are reasonably requested by Administrative Agent or any Lender or L/C Issuer in order to assist Administrative Agent and each Lender and L/C Issuer in maintaining compliance with the Patriot Act and the Beneficial Ownership Regulation.
18.25Confidentiality.  Each of the Administrative Agent, the Lenders, and the L/C Issuer severally agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed in compliance with applicable law (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors to the extent any such Person has a need to know such Information (it being understood that the Persons to whom such disclosure is made will first be informed of the confidential nature of such

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Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, provided that to the extent practicable and permitted by applicable law, the party requested to disclose any information will provide prompt written notice of such request to the Borrower, will allow the Borrower a reasonable opportunity to seek appropriate protective measures prior to disclosure and will disclose the minimum amount of information required to comply with such applicable law, regulation, subpoena or legal process, (d) to any other party hereto, (e) to the extent reasonably necessary after consultation with counsel, in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, provided that, to the extent reasonably practicable, the party requested to disclose any such information will provide prompt written notice of such request to the Borrower and will allow the Borrower a reasonable opportunity to seek appropriate protective measures prior to such disclosure, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.25, to (A) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary and its obligations, (g) with the prior written consent of the Borrower, (h) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Section 12.25 or (B) becomes available to the Administrative Agent, any Lender or the L/C Issuer on a non confidential basis from a source other than the Borrower or any Subsidiary or any of their directors, officers, employees or agents, including accountants, legal counsel and other advisors; provided that the Administrative Agent, any Lender or the L/C Issuer may use such Information as permitted by clause (a) above, but the Administrative Agent, any Lender or the L/C Issuer shall not otherwise disclose such Information except as permitted by clauses (b) - (g), (i), (j) or (k) of this Section 12.25, (i) to rating agencies if requested or required by such agencies in connection with a rating relating to the Revolving Loans or the Revolving Credit Commitments hereunder, (j) to Gold Sheets and other similar bank trade publications (such information to consist of deal terms and other information regarding the credit facilities evidenced by this Agreement customarily found in such publications), or (k) to entities which compile and publish information about the syndicated loan market, provided that only basic information about the pricing and structure of the transaction evidenced hereby may be disclosed pursuant to this subsection (j).  For purposes of this Section 12.25, “Information” means all information received from the Borrower or any of the Subsidiaries or from any other Person on behalf of the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a non-confidential basis prior to disclosure by the Borrower or any of its Subsidiaries or from any other Person on behalf of the Borrower or any of the Subsidiaries.  Each of the Administrative Agent, the Lenders, and the L/C Issuer specifically acknowledges that the common stock of Parent is traded on the New York Stock Exchange under the trading symbol “PINE.”  Each of the Administrative Agent, the Lenders, and the L/C Issuer further expressly acknowledges that it is aware that the securities laws of the United States prohibit any person who has received from an issuer material, non-public information, including information concerning the matters that are the subject of this Agreement, from purchasing or selling securities of such issuer on the basis of material, non-public information concerning the issuer of such securities or, subject to certain

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limited exceptions, from communicating such information to any other Person. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory authority without any notification to any Person.

18.26Limitation of Recourse.  There shall be full recourse to the Borrower and the Guarantors and all of their assets and properties for the Obligations and any other liability under the Loan Documents. Subject to clauses (i) and (ii) of the following sentence, in no event shall any officer or director of the Borrower or any of its Subsidiaries be personally liable or obligated for the Obligations or any other liability under the Loan Documents.  Nothing herein contained shall limit or be construed to (i) release any such officer or director from liability for his or her fraudulent actions, misappropriation of funds or willful misconduct or (ii) limit or impair the exercise of remedies with respect to the Borrower and the Guarantors under the Loan Documents.  The provisions of this Section 12.26 shall survive the termination of this Agreement.
18.27Other Taxes. The Borrower agrees to pay on demand, and indemnify and hold the Administrative Agent and the Lenders harmless from, any Other Taxes payable in respect of this Agreement or any other Loan Document, including interest and penalties, in the event any such taxes are assessed, irrespective of when such assessment is made and whether or not any credit is then in use or available hereunder.
18.28Amendment and Restatement; No Novation.  From and after the date of this Agreement, all references to the Original Credit Agreement in any Loan Document or in any other instrument or document shall, unless otherwise explicitly stated therein, be deemed to refer to this Agreement.  This Agreement shall become effective as of the date hereof, and supersede all provisions of the Original Credit Agreement as of such date, upon the execution of this Agreement by each of the parties hereto and fulfillment of the conditions precedent contained in Section 7.2 hereof.  This Agreement shall constitute for all purposes an amendment and restatement of the Original Credit Agreement and not a new agreement and all obligations outstanding under the Original Credit Agreement shall continue to be outstanding hereunder and shall not constitute a novation of the indebtedness or other obligations outstanding under the Original Credit Agreement.  On the Closing Date, the Loans and related Obligations made under the Original Credit Agreement shall be deemed to have been made under this Agreement, without the execution by the Borrower or the Lenders of any other documentation.
18.29Acknowledgement and Consent to Bail-In of Affected Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto  acknowledges that any liability of any Affected Financial Institution arising under any Loan Document  may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

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(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any Affected Resolution Authority.
18.30Acknowledgement Regarding Any Supported QFCs.  To the extent that the  Loan Documents provide support, through a guarantee or otherwise, for Hedging Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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(b)As used in this Section, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b);
(ii)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b); or
(iii)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

18.31Erroneous Payment.
(a)If Administrative Agent notifies a Lender, or any Person who has received funds on behalf of a Lender (any such Lender or other recipient, a “Payment Recipient”) that Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under Section 12.30(b)) that any funds received by such Payment Recipient from Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of Administrative Agent, and such Lender shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of

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Administrative Agent to any Payment Recipient under this Section 12.30(a) shall be conclusive, absent manifest error.
(b)Without limiting the provisions of Section 12.30(a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by Administrative Agent (or any of its Affiliates), or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case:

(i)it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)such Lender shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying Administrative Agent pursuant to this Section 12.30(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 12.30(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 12.30(b) or on whether or not an Erroneous Payment has been made.

(c)Each Lender hereby authorizes Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender under any Loan Document, or otherwise payable or distributable by Administrative Agent to such Lender from any source, against any amount due to Administrative Agent under Section 12.30(a) or under the indemnification provisions of this Agreement.
(d)(i) Notwithstanding anything contained in Section 12.30, in the event that an Erroneous Payment (or portion thereof) is not recovered by Administrative Agent for any reason, after demand therefor by Administrative Agent in accordance with Section 12.30(a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Loans (but not

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its Commitments) of the relevant Class with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by Administrative Agent in such instance)), and is hereby (together with Borrower) deemed to execute and deliver an Assignment and Acceptance with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any Notes evidencing such Loans to Borrower Representative or Administrative Agent (but the failure of such Person to deliver any such Notes shall not affect the effectiveness of the foregoing assignment), (B) Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, Administrative Agent as the assignee Lender shall become a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender and such Commitments shall remain available in accordance with the terms of this Agreement.

(ii) Subject to this Section 12.30, the Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.

(e)The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender, to

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the rights and interests of such Lender) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Borrower’s Obligations under the Loan Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower; provided that this Section 12.30 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.
(f)To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(g)Each party’s obligations, agreements and waivers under this Section 12.30 shall survive the resignation or replacement of Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof).
SECTION 19.	The Guarantees.
19.1The Guarantees.  To induce the Lenders to provide the credits described herein and in consideration of benefits expected to accrue to the Borrower by reason of the Loans and Revolving Credit Commitments and for other good and valuable consideration, receipt of which is hereby acknowledged, Parent and each Material Subsidiary party hereto (including any Material Subsidiary formed or acquired after the Closing Date executing an Additional Guarantor Supplement in the form attached hereto as Exhibit G or such other form acceptable to the Administrative Agent) hereby unconditionally and irrevocably guarantees jointly and severally to the Administrative Agent, the Lenders, and their Affiliates, and each Qualifying Counterparty (even if such Qualifying Counterparty or any Person affiliated with such Qualifying Counterparty shall cease to be a Lender hereunder), the due and punctual payment of all present and future Obligations, including, but not limited to, the due and punctual payment of principal of and interest on the Term Loans, Incremental Term Loans (if any), Revolving Loans, the Reimbursement Obligations, Hedging Liability, Funds Transfer and Deposit Account Liability, and the due and punctual payment of all other obligations now or hereafter owed by the Borrower under the Loan Documents as and when the same shall become due and payable, whether at stated maturity, by

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acceleration, or otherwise, according to the terms hereof and thereof (including interest which, but for the filing of a petition in bankruptcy, would otherwise accrue on any such indebtedness, obligation, or liability).  In case of failure by the Borrower or other obligor punctually to pay any obligations guaranteed hereby, each Guarantor hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Borrower or such obligor.

19.2Guarantee Unconditional.  The obligations of each Guarantor under this Section 13 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged, or otherwise affected by:
(a)any extension, renewal, settlement, compromise, waiver, or release in respect of any obligation of the Borrower or other obligor or of any other guarantor under this Agreement or any other Loan Document or by operation of law or otherwise;
(b)any modification or amendment of or supplement to this Agreement or any other Loan Document;
(c)any change in the corporate existence, structure, or ownership of, or any insolvency, bankruptcy, reorganization, or other similar proceeding affecting, the Borrower or other obligor, any other guarantor, or any of their respective assets, or any resulting release or discharge of any obligation of the Borrower or other obligor or of any other guarantor contained in any Loan Document;
(d)the existence of any claim, set-off, or other rights which the Borrower or other obligor or any other guarantor may have at any time against the Administrative Agent, any Lender, or any other Person, whether or not arising in connection herewith;
(e)any failure to assert, or any assertion of, any claim or demand or any exercise of, or failure to exercise, any rights or remedies against the Borrower or other obligor, any other guarantor, or any other Person or Properties or other assets;
(f)any application of any sums by whomsoever paid or howsoever realized to any obligation of the Borrower or other obligor, regardless of what obligations of the Borrower or other obligor remain unpaid;
(g)any invalidity or unenforceability relating to or against the Borrower or other obligor or any other guarantor for any reason of this Agreement or of any other Loan Document or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or other obligor or any other guarantor of the principal of or interest on any Term Loans, Incremental Term Loans (if any), Revolving Loan or any Reimbursement Obligation or any other amount payable under the Loan Documents; or
(h)any other act or omission to act or delay of any kind by the Administrative Agent, any Lender, or any other Person or any other circumstance

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whatsoever that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the obligations of any Guarantor under this Section 13.
19.3Discharge Only upon Payment in Full; Reinstatement in Certain Circumstances.  Each Guarantor’s obligations under this Section 13 shall remain in full force and effect until the Revolving Credit Commitments are terminated, all Letters of Credit have expired, and the principal of and interest on the Loans and all other amounts payable by the Borrower and the Guarantors under this Agreement and all other Loan Documents have been paid in full.  If at any time any payment of the principal of or interest on any Loan or any Reimbursement Obligation or any other amount payable by the Borrower or other obligor or any Guarantor under the Loan Documents is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or other obligor or of any guarantor, or otherwise, each Guarantor’s obligations under this Section 13 with respect to such payment shall be reinstated at such time as though such payment had become due but had not been made at such time.
19.4Subrogation.  Each Guarantor agrees it will not exercise any rights which it may acquire by way of subrogation by any payment made hereunder, or otherwise, until all the obligations guaranteed hereby shall have been paid in full subsequent to the termination of all the Revolving Credit Commitments and expiration of all Letters of Credit.  If any amount shall be paid to a Guarantor on account of such subrogation rights at any time prior to the later of (x) the payment in full of the Obligations, Funds Transfer and Deposit Account Liability and Hedging Liability and all other amounts payable by the Borrower hereunder and the other Loan Documents and (y) the termination of the Revolving Credit Commitments and expiration of all Letters of Credit, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders (and their Affiliates) and shall forthwith be paid to the Administrative Agent for the benefit of the Lenders (and their Affiliates) or be credited and applied upon the Obligations, Funds Transfer and Deposit Account Liability and Hedging Liability, whether matured or unmatured, in accordance with the terms of this Agreement.
19.5Waivers.  Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest, and any notice except as specifically provided for herein, as well as any requirement that at any time any action be taken by the Administrative Agent, any Lender, or any other Person against the Borrower or other obligor, another guarantor, or any other Person.
19.6Limit on Recovery.  Notwithstanding any other provision hereof, the right of recovery against each Guarantor under this Section 13 shall not exceed $1.00 less than the lowest amount which would render such Guarantor’s obligations under this Section 13 void or voidable under applicable law, including, without limitation, fraudulent conveyance law.
19.7Stay of Acceleration.  If acceleration of the time for payment of any amount payable by the Borrower or other obligor under this Agreement or any other Loan Document, is stayed upon the insolvency, bankruptcy or reorganization of the Borrower or such obligor, all such amounts otherwise subject to acceleration under the terms of this Agreement or the other Loan Documents, shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

Schedule 1 - 126

19.8Benefit to Guarantors.  The Borrower and the Guarantors are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of the Borrower has a direct impact on the success of each Guarantor.  Each Guarantor will derive substantial direct and indirect benefit from the extensions of credit hereunder.
19.9Guarantor Covenants.  Each Guarantor shall take such action as the Borrower is required by this Agreement to cause such Guarantor to take, and shall refrain from taking such action as the Borrower is required by this Agreement to prohibit such Guarantor from taking.
19.10Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until discharged in accordance with Section 13.3.  Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

[Signature Pages to Follow]

Schedule 1 - 127

This Credit Agreement is entered into between us for the uses and purposes hereinabove set forth as of the date first above written.

“Borrower”

Alpine Income Property OP, LP,
a Delaware limited partnership

By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By

Name: Philip Mays

Title:	Senior Vice President, Chief Financial Officer and Treasurer

[Signatures Continue on Next Page]

Schedule 1 - 1

“Guarantors”

“Parent”

Alpine Income Property Trust, Inc.,

a Maryland corporation

By:

Name: Philip Mays

Title:	Senior Vice President, Chief Financial Officer and Treasurer

“Material Subsidiaries”

Indigo Henry LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its member
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member
By:	________________________
Name:	Philip Mays
Title:	Senior Vice President, Chief Financial Officer, and Treasurer

[Signatures Continue on Next Page]

Schedule 1 - 2

CTO19 Albany GA LLC

CTO19 Troy WI LLC

PINE20 Barker LLC

PINE20 Bingham LLC

PINE20 Blanding LLC

PINE20 Chazy LLC

PINE20 Cut & Shoot LLC

PINE20 Del Rio LLC

PINE20 Hammond LLC

PINE20 Harrisville LLC

PINE20 Heuvelton LLC

PINE20 Howell MI LLC

PINE20 Kermit LLC

PINE20 Limestone LLC

PINE20 Milford LLC

PINE20 Newtonsville LLC

PINE20 Odessa LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member
By:	________________________
Name:	Philip Mays
Title:	Senior Vice President, Chief Financial Officer, and Treasurer

[Signatures Continue on Next Page]

Schedule 1 - 3

PINE20 Salem LLC

PINE20 Seguin LLC

PINE20 Severn LLC

PINE20 Somerville LLC

PINE20 Tulsa LLC

PINE20 Tyn LLC

PINE20 Willis LLC

PINE20 Winthrop LLC

PINE21 Acquisitions LLC

PINE21 Acquisitions II LLC

PINE21 Acquisitions III LLC

PINE21 Acquisitions V LLC

PINE21 Acquisitions VII LLC

PINE21 Acquisitions VIII LLC

PINE21 Acquisitions IX LLC

PINE21 Acquisitions X LLC

PINE22 ACQ 3 LLC

PINE22 Malden Mo LLC

PINE22 Maple LLC

PINE22 Wash Mo LLC

PINE23 IN Lender LLC

PINE23 TN Lender LLC

PINE24 Concord LLC

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member
By:	_______________________
Name:	Philip Mays
Title:	Senior Vice President, Chief Financial Officer, and Treasurer

[Signatures Continue on Next Page]

Schedule 1 - 4

PINE24 Downers Grove LLC

PINE24 Knoxville LLC

PINE24 Mt Carmel OH LLC

PINE24 Oceanside BH LLC

PINE24 Oceanside MV LLC

PINE24 Oceanside SB LLC

PINE24 Short Pump LLC

PINE25 Canton LLC

PINE25 CR Austin LLC

PINE25 Cornerstone LLC

PINE25 Fremont LLC

PINE25 Longcliff LLC

PINE25 MM 2 LLC

PINE25 Orange Park LLC

PINE25 Ormond Beach LLC

PINE25 Palm Pike LLC

PINE25 Parham LLC

PINE25 Reno LLC

PINE25 Rivana LLC

PINE25 Riverpoint LLC

PINE25 Stone Mountain LLC

PINE25 Tupelo LLC

PINE25 Westminster LLC

PINE 25 Willowbrook

By:	Alpine Income Property OP, LP, a Delaware limited partnership, its Manager
By:	Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner,
By:	Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:_______________________

Name:Philip Mays

Title:	Senior Vice President, Chief Financial Officer, and Treasurer

Schedule 1 - 5

“Administrative Agent”

Truist Bank,

as Administrative Agent

By:________________________________

Name:

Title:

“Lenders”

Truist Bank,

as a Lender

By:_________________________________

Name:

Title:

[Signatures Continue on Next Page]

Schedule 1 - 6

KeyBank National Association,

as a Lender

By: ____________________________

Name:

Title:

[Signatures Continue on Next Page]

Schedule 1 - 1

RAYMOND JAMES BANK,

as a Lender

By

Name:

Title:

[Signatures Continue on Next Page]

Schedule 1 - 1

THE HUNTINGTON NATIONAL BANK,

as a Lender

By

Name:

Title:

[Signatures Continue on Next Page]

Schedule 1 - 1

REGIONS BANK,

as a Lender

By

Name:

Title:

[Signatures Continue on Next Page]

Schedule 1 - 1

PNC BANK, NATIONAL ASSOCIATION

as a Lender

By

Name:

Title:

[Signatures Continue on Next Page]

Schedule 1 - 1

PINNACLE BANK,

as a Lender

By

Name:

Title:

[Signatures Continue on Next Page]

Schedule 1 - 2

Schedule 1 - 1

STIFEL BANK & TRUST,

as a Lender

By

Name:

Title:

Schedule 1 - 1

Exhibit A

Notice of Payment Request

[Date]

[Name of Lender]

[Address]

Attention:

Reference is made to the Amended and Restated Credit Agreement dated as of February 4, 2026, among Alpine Income Property OP, LP, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Truist Bank, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”).  Capitalized terms used herein and not defined herein have the meanings assigned to them in the Credit Agreement.  [The Borrower has failed to pay its Reimbursement Obligation in the amount of $____________.  Your Applicable Percentage of the unpaid Reimbursement Obligation is $_____________] or [__________________________ has been required to return a payment by the Borrower of a Reimbursement Obligation in the amount of $_______________.  Your Applicable Percentage of the returned Reimbursement Obligation is $_______________.]

Very truly yours,

truist Bank, as L/C Issuer

By

Name

Title

Schedule 1 - 1

Exhibit B

Notice of Borrowing

Date:, ____

To:

Truist Bank, as Administrative Agent for the Lenders from time to time parties to the Amended and Restated Credit Agreement dated as of February 4, 2026 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among Alpine Income Property OP, LP, certain Guarantors which are signatories thereto, certain Lenders which are from time to time parties thereto, and the Administrative Agent

Ladies and Gentlemen:

The undersigned, Alpine Income Property OP, LP (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the Borrowing specified below:

1.The Business Day of the proposed Borrowing is ___________, ____.

2.The aggregate amount of the proposed Borrowing is $______________.

3.The Borrowing is being advanced under the Revolving Facility.

4.The Borrowing is to be comprised of $___________ of [Base Rate] [Daily Simple SOFR] [Term SOFR] Loans.

[5.The duration of the Interest Period for the Term SOFR Loans included in the Borrowing shall be ____________ months.]

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); and

(b)no Default or Event of Default has occurred and is continuing or would result from such proposed Borrowing.

Alpine Income Property OP, LP

By:

  Name:

  Title:

Schedule 1 - 1

Exhibit C

Notice of Continuation/Conversion

Date: ____________, ____

To:Truist Bank, as Administrative Agent for the Lenders from time to time parties to the Amended and Restated Credit Agreement dated as of February 4, 2026 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Alpine Income Property OP, LP, certain Guarantors which are from time to time signatories thereto, certain Lenders which are from time to time parties thereto, and the Administrative Agent

Ladies and Gentlemen:

The undersigned, Alpine Income Property OP, LP (the “Borrower”), refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section 1.6 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

1.The conversion/continuation Date is __________, ____.

2.The aggregate amount of the [Revolving Loans] [2029 Term Loans] [2030 Term Loans] [2031 Term Loans] [Incremental Term Loans] to be [converted] [continued] is $______________.

3.The [Revolving Loans] [2029 Term Loans] [2030 Term Loans] [2031 Term Loans] [Incremental Term Loans]  are to be [converted into] [continued as] [Term SOFR] [Daily Simple SOFR] [Base Rate] Loans.

4.[If applicable:]  The duration of the Interest Period for the [Revolving Loans] [2029 Term Loans] [2030 Term Loans] [2031 Term Loans] [Incremental Term Loans]  included in the [conversion] [continuation] shall be _________ months.

The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed conversion/continuation date, before and after giving effect thereto and to the application of the proceeds therefrom:

(a)the representations and warranties of the Borrower contained in Section 6 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); provided, however, that this condition shall not apply to the conversion of an outstanding Term SOFR Loan to a Base Rate Loan; and

Schedule 1 - 1

(b)no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].

Alpine Income Property OP, LP

By:

  Name:

  Title:

Schedule 1 - 2

Exhibit D-1

Revolving Note

U.S. $____________________________, 20___

For Value Received, the undersigned, Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), hereby promises to pay to ____________________ (the “Lender”) or its permitted assigns on the Revolving Credit Termination Date of the hereinafter defined Credit Agreement, at the principal office of the Administrative Agent in New York, New York (or such other location as the Administrative Agent may designate to the Borrower), in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Revolving Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Revolving Notes referred to in the Amended and Restated Credit Agreement dated as of February 4, 2026, among the Borrower, the Guarantors party thereto, the Lenders parties thereto, and Truist Bank, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. [This Note is issued in replacement and substitution for, and supersedes, the Original Revolving Note.]  All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

Alpine Income Property OP, LP

By:

  Name:

  Title:

Schedule 1 - 1

Exhibit D-2

RESERVED

Schedule 1 - 1

Exhibit D-3

Term Note

U.S. $_____________________________, 20__

For Value Received, the undersigned, Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), hereby promises to pay to ____________________ (the “Lender”) or its permitted assigns on the Term Loan Maturity Date, at the principal office of the Administrative Agent in ~~in~~ New York, New York (or such other location as the Administrative Agent may designate to the Borrower), in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all [2029 Term Loans] [2030 Term Loans] [2031 Term Loans] made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Term Notes referred to in the Amended and Restated Credit Agreement dated as of February 4, 2026, among the Borrower, the Guarantors party thereto, the Lenders parties thereto, the L/C Issuer and Truist Bank, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

Alpine Income Property OP, LP

By:

  Name:

  Title:

Schedule 1 - 2

Exhibit D-4

[__] Incremental Term Note

U.S. $_____________________________, 20__

For Value Received, the undersigned, Alpine Income Property OP, LP, a Delaware limited partnership (the “Borrower”), hereby promises to pay to ____________________ (the “Lender”) or its permitted assigns on the [Term Loan Maturity Date], at the principal office of the Administrative Agent in New York, New York (or such other location as the Administrative Agent may designate to the Borrower), in immediately available funds, the principal sum of ___________________ Dollars ($__________) or, if less, the aggregate unpaid principal amount of all [__] Incremental Term Loans made by the Lender to the Borrower pursuant to the Credit Agreement, together with interest on the principal amount of each [__] Incremental Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement.

This Note is one of the Incremental Term Notes referred to in the Amended and Restated Credit Agreement dated as of February 4, 2026, among the Borrower, the Guarantors party thereto, the Lenders parties thereto, the L/C Issuer and Truist Bank, as Administrative Agent (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), and this Note and the holder hereof are entitled to all the benefits provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement.  This Note shall be governed by and construed in accordance with the internal laws of the State of New York.

Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof, all in the events, on the terms and in the manner as provided for in the Credit Agreement.

The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

Alpine Income Property OP, LP

By:

  Name:

  Title:

Schedule 1 - 1

Exhibit E

Compliance Certificate

To:	Truist Bank, as Administrative Agent under, and the Lenders party to, the Credit Agreement described below

This Compliance Certificate is furnished to the Administrative Agent and the Lenders pursuant to that certain Amended and Restated Credit Agreement dated as of February 4, 2026, as amended, among Alpine Income Property OP, LP, as Borrower, the Guarantors signatory thereto, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”).  Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement

The Undersigned hereby certifies that:

1.I am the duly elected ____________ of Alpine Income Property OP, LP;

2.I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

3.The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or the occurrence of any event which constitutes a Default or Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Compliance Certificate, except as set forth below;

4.The financial statements required by Section 8.5 of the Credit Agreement and being furnished to you concurrently with this Compliance Certificate are true, correct and complete as of the date and for the periods covered thereby; and

5.The Schedule I hereto sets forth financial data and computations evidencing the Borrower’s compliance with certain covenants of the Credit Agreement, all of which data and computations are, to the best of my knowledge, true, complete and correct and have been made in accordance with the relevant Sections of the Credit Agreement.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

Schedule 1 - 1

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this ______ day of __________________, 20___.

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Schedule 1 - 2

Schedule I

to Compliance Certificate

_________________________________________________

Compliance Calculations

for Amended and Restated Credit Agreement

dated as of [__________], 2026, as amended

Calculations as of _____________, _______

A. Maximum Total Indebtedness to Total Asset Value Ratio (Section 8.20(a))
1. Total Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line A1 to A2	____:1.0
4. Line A3 must not exceed	0.60:1.0 (or 0.65 to 1.00 if a Material Acquisition was consummated in such Fiscal Quarter or the immediately preceding 3 Fiscal Quarters)
5. The Borrower is in compliance (circle yes or no)	yes/no
B. Maximum Secured Indebtedness to Total Asset Value Ratio (Section 8.20(b))
1. Secured Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line B1 to B2	____:1.0
4. Line B3 must not exceed	0.40:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
C. Minimum EBITDA to Fixed Charges Ratio (Section 8.20(c))

Schedule 1 - 1

1. Net Income	$___________
2. Depreciation and amortization expense	___________
3. Interest Expense	___________
4. Income tax expense	___________
5. Extraordinary, unrealized or non-recurring losses	___________
6. Non-Cash Compensation Paid in Equity Securities	___________
7. Extraordinary, unrealized or non-recurring gains	___________
8. Income tax benefits	___________
9. Sum of Lines C2, C3, C4, C5 and C6	___________
10. Sum of Lines C7 and C8	___________
11. Line C1 plus Line C9 minus Line C10 (“EBITDA”)	___________
12. Interest Expense	___________
13. Principal Amortization Payments	___________
14. Dividends on Preferred Stock	___________
15. Income Taxes Paid	___________
16. Sum of Lines C12, C13, C14 and C15 (“Fixed Charges”)	___________
~~18~~17. Ratio of Line C11 to Line C16	____:1.0
~~19~~18. Line ~~C1~~C17 shall not be less than	1.50:1.0
20. The Borrower is in compliance (circle yes or no)	yes/no
D. Maximum Secured Recourse Indebtedness to Total Asset Value Ratio (Section 8.20(d))
1. Secured Recourse Indebtedness	$___________
2. Total Asset Value as calculated on Exhibit A hereto	___________
3. Ratio of Line D1 to Line D2	____:1.0
4. Line D3 shall not exceed	0.10:1.0

Schedule 1 - 2

5. The Borrower is in compliance (circle yes or no)	yes/no
E. Maximum Unsecured Indebtedness to Unencumbered Asset Value Ratio (Section 8.20(e))
1. Total Unsecured Indebtedness	$___________
2. Unencumbered Asset Value as calculated on Exhibit C hereto	___________
3. Ratio of Line E1 to E2	____:1.0
4. Line E3 must not exceed	0.60:1.0 (or 0.65 to 1.00 if a Material Acquisition was consummated in such Fiscal Quarter or the immediately preceding 3 Fiscal Quarters)
5. The Borrower is in compliance (circle yes or no)	yes/no
F. Minimum Income from Unencumbered Assets to Unsecured Interest Expense (Section 8.20(f))
1. Unencumbered Pool Total Income as calculated on Exhibit B hereto	$___________

2.

Interest Expense on Unsecured Indebtedness assuming an interest rate equal to the higher of (i) the weighted average interest rate for such period on Unsecured Indebtedness, (ii)  5.75% and (iii) the 10-year treasury rate on the last day of such period plus 1.75%

$___________
3. Ratio of (i) Line F1 to (ii) Line F2	____:1.0
4. Line F4 shall not be less than	1.75:1.0
5. The Borrower is in compliance (circle yes or no)	yes/no
G. Tangible Net Worth (Section 8.20(~~f~~g))
1. Tangible Net Worth	$___________

Schedule 1 - 3

2. Aggregate net proceeds of Stock and Stock Equivalent offerings after December 31, 2025	___________
3. 75% of Line G2	___________
4. $286,323,3491 plus Line G3	___________
5. Line G1 shall not be less than Line G4
6. The Borrower is in compliance (circle yes or no)	yes/no

H. Restricted Payments (Section 8.25(a))
1. Aggregate amount of Restricted Payments made in cash during such period	$___________

2.

Parent’s Adjusted FFO for such period (excluding any regular distributions to holders of preferred partnership units in Borrower and distributions necessary to pay holders of preferred stock of Parent)

____________
3. 95% of Line H2	____________

4.

Amount necessary for the Parent to be able to make Restricted Payments required to maintain its status as a REIT (i.e., to satisfy the distribution requirements set forth in Section 4981 of the Code)

____________
5. Greater of Line H3 and Line H4	____________
6. Line H1 shall not exceed Line H5
7. The Borrower is in compliance (circle yes or no)	yes/no

1 75% of Total Net Worth as of the Closing Date.

Schedule 1 - 4

I. Number of Unencumbered Real Property Assets
1. The number of Unencumbered Real Property Assets	___________
2. Line I1 shall not be less than 20
3. The Borrower is in compliance (circle yes or no)	yes/no
J. Unencumbered Asset Value
1. Unencumbered Asset Value as calculated on Exhibit C hereto	$___________
2. Line J1 shall not be less than $200,000,000
3. The Borrower is in compliance (circle yes or no)	yes/no

K. Individual Unencumbered Asset Value

1.

The Percentage of Unencumbered Asset Value of each Unencumbered Asset is set forth [above or on the attached Schedule] and the largest Unencumbered Asset Value or any Unencumbered Asset is $___________ for the ___________ Unencumbered Asset.

2. No Unencumbered Asset comprises more than 25% of Unencumbered Asset Value
3. The Borrower is in compliance (circle yes or no)	yes/no2
L. Single Tenant Unencumbered Asset Value
1. The largest amount of Unencumbered Asset Value from a single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, is $_____________ from _____________.

2 If applicable, the calculation of Unencumbered Asset Value includes an adjustment to exclude that portion of the Property NOI or book value of any Unencumbered Asset s attributable to any Unencumbered Assets to the extent it exceeds the 25% concentration limit.

Schedule 1 - 5

2. No single Tenant that does not maintain a Rating of at least BBB-/Baa3 from S&P or Moody’s, respectively, comprises more than 20% of Unencumbered Asset Value
3. The Borrower is in compliance (circle yes or no)	yes/no3
M. Unencumbered Assets Subject to Acceptable Leasehold Interests
1. Percent of Unencumbered Asset Value attributable to Unencumbered Assets that are leased by Borrower or a Subsidiary pursuant to an Acceptable Leasehold Interest	__%
2. Line M1 shall not be greater than 15%
3. The Borrower is in compliance (circle yes or no)	yes/no4
N. MSA5
1. Percent of Unencumbered Asset Value attributable to Unencumbered Assets in [________] MSA	__%
2. Line N1 shall not be greater than 25%
3. The Borrower is in compliance (circle yes or no)	yes/no
O.Mortgage Receivables Value6
1. Percent of Unencumbered Asset Value attributable to Unencumbered Mortgage Receivables in the aggregate	__%
2. Line O1 shall not be greater than 15%
3. Percent of Unencumbered Asset Value attributable to Unencumbered Mortgage Receivables secured by Properties of an Other Approved Type	__%
4. Line O3 shall not be greater than 5%

3 If applicable, the calculation of Unencumbered Asset Value includes an adjustment to exclude that portion of the Property NOI or book value of any Unencumbered Asset is attributable to any Unencumbered Assets to the extent it exceeds the 20% concentration limit.

4 If applicable, the calculation of Unencumbered Asset Value includes an adjustment to exclude that portion of the Property NOI or book value of any Unencumbered Assets leased by the Borrower or a Subsidiary pursuant to an Acceptable Leasehold Interest to the extent it exceeds the 15% concentration limit.

5 To be duplicated for each MSA with Unencumbered Assets.

6 If applicable, the calculation of Unencumbered Asset Value includes an adjustment to exclude that portion of the book value of any Unencumbered Mortgage Receivables to the extent it exceeds the 15% concentration limit.

Schedule 1 - 6

5. The Borrower is in compliance (circle yes or no)	yes/no
P.Mortgage Receivables Income7
1. Percent of Unencumbered Pool Total Income attributable to Unencumbered Mortgage Receivables	__%
2. Line P1 shall not be greater than 15%
3. Percent of Unencumbered Asset Value attributable to Unencumbered Mortgage Receivables secured by Properties of an Other Approved Type	__%
4. Line P3 shall not be greater than 5%
5. The Borrower is in compliance (circle yes or no)	yes/no
Q.Equity Forward Contracts

~~Q~~1.

~~Occupancy Rate~~Percent of Unencumbered Asset Value attributable to cash proceeds from Equity Forward Contracts other than any Equity Forward Contracts with respect to which either (i) the Parent or the counterparty would not reasonably be expected, for any reason, to be able to fulfill its obligations thereunder or (ii) the Parent no longer intends to issue shares sufficient to realize such proceeds

__%
2. Line Q1 shall not be greater than 7.5%
3. The Borrower is in compliance (circle yes or no)	yes/no
R.Occupancy Rate
1. Aggregate Occupancy Rate of Unencumbered Assets	__%
2. Line ~~Q1~~R1 shall not be less than 85%
3. The Borrower is in compliance (circle yes or no)	yes/no

7 If applicable, the calculation of Unencumbered Pool Total Income includes an adjustment to exclude that portion of the cash interest form any Unencumbered Mortgage Receivables to the extent it exceeds the 15% concentration limit.

Schedule 1 - 7

Exhibit A to Schedule I

to Compliance Certificate

of Alpine Income Property OP, LP

This Exhibit A, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Alpine Income Property OP, LP dated ___________, 20__, as amended, and delivered to Truist Bank, as Administrative Agent, and the Lenders party to the Amended and Restated Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Total Asset Value for Rolling Period most recently ended:

[Insert Calculation or attach Schedule with exclusions for concentration limits]

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Schedule 1 - 8

Exhibit B to Schedule I

to Compliance Certificate

of Alpine Income Property OP, LP

This Exhibit B, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Alpine Income Property OP, LP dated _________, 202_, as amended, and delivered to Truist Bank, as Administrative Agent, and the Lenders party to the Amended and Restated Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of the Unencumbered Pool Total Income for all Properties and Mortgage Receivables for the Rolling Period most recently ended:

Property	Property Income	Minus	Property Expenses (without Cap. Ex. Reserve or Management Fees)	Minus	Annual Capital Expenditure Reserve	Minus	Greater of 1% (for retail net lease properties) or 3% of rents for other properties or actual management fees	equals	Property NOI
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$________	-	$___________					=	$________
	$_______	-	$___________					=	$________

Total Unencumbered Pool Total Income for all Properties and Mortgage Receivables:$_____________

Total Property NOI for all Unencumbered Real Property Assets:$_____________

Unencumbered Mortgage Receivable[8]	Outstanding Principal	Times	Annual cash Interest Rate	Equals	Cash Interest
$___________
$___________
$___________
$___________

Total Cash Interest for all Mortgage Receivables:$_____________

8 Alpine to confirm.

Schedule 1 - 1

Total Cash Interst for all Unencumbered Mortgage Receivables:$_____________

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Schedule 1 - 2

Exhibit C to Schedule I

to Compliance Certificate

of Alpine Income Property OP, LP

This Exhibit C, with a calculation date of __________,______, is attached to Schedule I to the Compliance Certificate of Alpine Income Property OP, LP dated ___________, 20__, as amended, and delivered to Truist Bank, as Administrative Agent, and the Lenders party to the Amended and Restated Credit Agreement, as amended, referred to therein.  The undersigned hereby certifies that the following is a true, correct and complete calculation of Unencumbered Asset Value for Rolling Period most recently ended:

[Insert Calculation or attach Schedule with exclusions for concentration limits]

Alpine Income Property OP, LP

By: Alpine Income Property GP, LLC, a Delaware limited liability company, its General Partner

By: Alpine Income Property Trust, Inc., a Maryland corporation, its sole member

By:

  Name:

  Title:

Schedule 1 - 1

Exhibit F

Assignment and Acceptance

Dated _____________, _______

Reference is made to the Amended and Restated Credit Agreement dated as of February 4, 2026, as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among Alpine Income Property OP, LP, the Guarantors from time to time party thereto, the Lenders and Truist Bank, as Administrative Agent (the “Administrative Agent”).  Terms defined in the Credit Agreement are used herein with the same meaning.

______________________________________________________ (the “Assignor”) and _________________________ (the “Assignee”) agree as follows:

1.The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the amount and specified percentage interest shown on Annex I hereto of the Assignor’s rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, the Assignor’s Revolving Credit Commitments as in effect on the Effective Date and the Loans, if any, owing to the Assignor on the Effective Date and the Assignor’s Applicable Percentage of any outstanding L/C Obligations.

2.The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3.The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to Section 8.5(b) and (c) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the

Schedule 1 - 1

Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending office (and address for notices) the offices set forth on its Administrative Questionnaire.

4.As consideration for the assignment and sale contemplated in Annex I hereof, the Assignee shall pay to the Assignor on the Effective Date in Federal funds the amount agreed upon between them.  It is understood that commitment and/or letter of credit fees accrued to the Effective Date with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the Effective Date are for the account of the Assignee.  Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party’s interest therein and shall promptly pay the same to such other party.

5.The effective date for this Assignment and Acceptance shall be ___________ (the “Effective Date”).  Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent and, if required, the Borrower.

6.Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

7.Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee.  The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

Schedule 1 - 2

8.This Assignment and Acceptance shall be governed by, and construed in accordance with, the internal laws of the State of New York.

[Assignor Lender]

By

Name

Title

[Assignee Lender]

By

Name

Title

Accepted and consented this

____ day of _____________

Alpine Income Property OP, LP

By

Name

Title

Accepted and consented to by the Administrative Agent this ___ day of _________

Truist Bank, as Administrative Agent

By

Name

Title

Schedule 1 - 3

Annex I

to Assignment and Acceptance

The assignee hereby purchases and assumes from the assignor the following interest in and to all of the Assignor’s rights and obligations under the Credit Agreement as of the effective date.

Facility Assigned	Aggregate Commitment/Loans for All Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans
Term Loan	$____________	$____________	_____%

Schedule 1 - 4

Exhibit G

Additional Guarantor Supplement

______________, ___

Truist Bank, as Administrative Agent for the Lenders named in the Amended and Restated Credit Agreement dated as of February 4, 2026, among Alpine Income Property OP, LP, as Borrower, the Guarantors signatories thereto, the Lenders from time to time party thereto, and the Administrative Agent (the “Credit Agreement”)

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above.  Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the meaning provided therein.

The undersigned, [name of Subsidiary Guarantor], a [jurisdiction of incorporation or organization] hereby elects to be a “Guarantor” for all purposes of the Credit Agreement, effective from the date hereof.  The undersigned confirms that the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct as to the undersigned as of the date hereof and the undersigned shall comply with each of the covenants set forth in Section 8 of the Credit Agreement applicable to it.

Without limiting the generality of the foregoing, the undersigned hereby agrees to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Credit Agreement, including, without limitation, Section 13 thereof, to the same extent and with the same force and effect as if the undersigned were a signatory party thereto.

The undersigned acknowledges that this Agreement shall be effective upon its execution and delivery by the undersigned to the Administrative Agent, and it shall not be necessary for the Administrative Agent or any Lender, or any of their Affiliates entitled to the benefits hereof, to execute this Agreement or any other acceptance hereof.  This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

Very truly yours,

[Name of Subsidiary Guarantor]

By

Name

Title________________________________

Schedule 1 - 1

Exhibit H

Commitment Amount Increase Request

_______________, ____

To:

Truist Bank, as Administrative Agent for the Lenders parties to the Amended and Restated Credit Agreement dated as of February 4, 2026 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”), among Alpine Income Property OP, LP, the Guarantors which are signatories thereto, certain Lenders parties thereto, and the Administrative Agent

Ladies and Gentlemen:

The undersigned, Alpine Income Property OP, LP (the “Borrower”) hereby refers to the Credit Agreement and requests that the Administrative Agent consent to an [increase in the aggregate Revolving Credit Commitments] [[__] Incremental Term Loan Commitment] (the “Commitment Increase”), in accordance with Section 1.15 of the Credit Agreement, to be effected by [an increase in the Revolving Credit Commitment of [name of existing Lender] [[__] Incremental Term Loan Commitment] [the addition of [name of new Lender] (the “New Lender”) as a Lender under the terms of the Credit Agreement].  Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

After giving effect to such Commitment Amount Increase, [the Revolving Credit Commitment] [[__] Incremental Term Loan Commitment] of the [Lender] [New Lender] shall be $_____________.

[Include paragraphs 1-4 for a New Lender]

1.The New Lender hereby confirms that it has received a copy of the Loan Documents and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Revolving Loans and other extensions of credit thereunder.  The New Lender acknowledges and agrees that it has made and will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement.  The New Lender further acknowledges and agrees that the Administrative Agent has not made any representations or warranties about the credit worthiness of the Borrower or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

2.Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Administrative Agent, the New Lender (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a

Schedule 1 - 1

“Lender” under the Credit Agreement as if it were an original signatory thereto and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto.

3.The New Lender shall deliver to the Administrative Agent an Administrative Questionnaire and shall have executed an Incremental Term Loan Amendment.

[4.The New Lender has delivered, if appropriate, to the Borrower and the Administrative Agent (or is delivering to the Borrower and the Administrative Agent concurrently herewith) the tax forms referred to in [Section 12.1] of the Credit Agreement.]*

This Agreement shall be deemed to be a contractual obligation under, and shall be governed by and construed in accordance with, the internal laws of the state of New York.

The Commitment Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 1.15 of the Credit Agreement, but not in any case prior to ___________________, ____.  It shall be a condition to the effectiveness of the Commitment Amount Increase that all expenses referred to in Section 1.15 of the Credit Agreement shall have been paid.

The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.

* Insert bracketed paragraph if New Lender is organized under the law of a jurisdiction other than the United States of America or a state thereof.

Schedule 1 - 2

Please indicate the Administrative Agent’s consent to such Commitment Increase by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

Alpine Income Property OP, LP

By:

  Name:

  Title:

[New or existing Lender Increasing Commitments]

By:

  Name:

  Title:

The undersigned hereby consents on this __ day of _____________, _____ to the above-requested Commitment Amount Increase.

TRUIST BANK,
 as Administrative Agent

By

Name

Title

Schedule 1 - 3

Exhibit I

RESERVED

Schedule 1 - 1

Name of Lender	Revolving Credit Commitment	Applicable Percentage for Revolving Facility	2029 Term Loan Commitment	~~2031 Term Loan Commitment Applicable Percentage for 2031 Term Loans~~Applicable Percentage for 2029 Term Loans
Truist Bank	$~~44,444,444.40~~48,000,000.00	~~17.78~~14.77%	$17,777,777.80	~~$17,777,777.80 17.78%~~17.78%
KeyBank National Association	$~~36,111,111.12~~42,000,000.00	~~14.44~~12.92%	$14,444,444.44	~~$14,444,444.44 14.44%~~14.44%
The Huntington National Bank	$~~36,111,111.12~~42,000,000.00	~~14.44~~12.92%	$14,444,444.44	~~$14,444,444.44 14.44%~~14.44%
Regions Bank	$~~36,111,111.12~~42,000,000.00	~~14.44~~12.92%	$14,444,444.44	~~$14,444,444.44 14.44%~~14.44%
Raymond James Bank	$42,000,000.00	12.92%	$14,444,444.44	14.44%
PNC Bank, National Association	$42,000,000.00	12.92%	$14,444,444.44	14.44%
Capital One, National Association	$42,000,000.00	12.92%	$0.00	0%
Associated Bank, National Association	$0.00	0%	$0.00	0%
Pinnacle Bank	$13,888,888.88	4.27%	$5,555,555.56	5.56%
Stifel Bank & Trust	$11,111,111.12	3.42%	$4,444,444.44	4.44%
Total	$325,000,000.00	100%	$100,000,000.00	100%

Schedule 1 - 2

Schedule 1 - 3

Name of Lender	2030 Term Loan Commitment	Applicable Percentage for 2030 Term Loans	2031 Term Loan Commitment		Applicable Percentage for 2031 Term Loans
Truist Bank	$8,000,000.00	8.00%	$17,777,777.80		17.78%
~~Raymond James Bank~~KeyBank National Association	$~~36,111,111.12~~7,000,000.00	~~14.44~~7.00%	~~14.44%~~$14,444,444.44	~~$14,444,444.44~~	14.44%
~~PNC Bank,~~The Huntington National ~~Association~~Bank ~~$36,111,111.12~~	$7,000,000.00	7.00%	$14,444,444.44 ~~14.44%~~		14.44%
Regions Bank ~~14.44%~~	$7,000,000.00	7.00%	$14,444,444.44		14.44%
Raymond James Bank	$7,000,000.00	7.00%	$14,444,444.44		14.44%
PNC Bank, National Association	$7,000,000.00	7.00%	$14,444,444.44		14.44%
Capital One, National Association	$29,000,000.00	29.00%	$0.00		0%
Associated Bank, National Association	$28,000,000.00	28.00%	$0.00		0%

Schedule 1 - 4

Pinnacle Bank	$~~13,888,888.88~~0.00	~~5.56~~0%	~~5.56%~~$5,555,555.56	~~$5,555,555.56~~	5.56%
Stifel Bank & Trust	$~~11,111,111.12~~0.00	~~4.44~~0%	~~4.44%~~$4,444,444.44	~~$4,444,444.44~~	4.44%
Total	$~~250,000,000.00~~100,000,000.00	100%	~~100%~~$100,000,000.00	~~$100,000,000.00~~	100%

Schedule 1 - 5

~~Schedule I~~

~~Commitments~~

Schedule 1 - 6

Schedule 1.1

Initial Unencumbered Assets

Part I – Unencumbered Real Property Assets

Tenant (DBA)	City, State	Square Feet
Dick’s Sporting Goods	McDonough, Georgia	46,315
Best Buy	McDonough, Georgia	30,038
Walgreens	Albany, Georgia	14,770
Live Nation	East Troy, Wisconsin	93,322
AMC	Tyngsborough, Massachusetts	39,474
Walmart	Howell, Michigan	214,172
~~N/A (Vacant)~~	~~Jackson, Mississippi~~ 	~~1,920~~
N/A (Vacant)	Leland, Mississippi	3,343
Dollar General	Barker, New York	9,275
Dollar General	Chazy, New York	9,277
Dollar General	Hammond, New York	9,219
Dollar General	Harrisville, New York	9,309
Dollar General	Heuvelton, New York	9,342
Dollar General	Newtonsville, Ohio	9,290
Dollar General	Salem, New York	9,199
Dollar General	Winthrop, New York	9,167
Advance Auto Parts	Severn, Maryland	6,876
Dollar General	Willis, Texas	9,138
Dollar General	~~Sommerville,~~Somerville, Texas	9,252

Schedule 1 - 1

Dollar General	Bingham, Maine	9,345
Dollar General	Limestone, Maine	9,167
Dollar General	Milford, Maine	9,128
Dollar General	Odessa, Texas	9,127
Dollar General	Kermit, Texas	10,920
Dollar General	Del Rio, Texas	9,219
Dollar General	Seguin, Texas	9,155
Dollar General	Cut and Shoot, Texas	9,089
Burlington	North Richland Hills, Texas	70,891
Academy Sports	Florence, South Carolina	58,410
SAFE Federal Credit Union	Florence, South Carolina	0
Burger King	Plymouth, North Carolina	3,142
Dollar Tree	Demopolis, Alabama	10,159
Firestone	Pittsburgh, Pennsylvania	10,629
Lowe’s	Houston, Texas	131,644
Family Dollar	Burlington, North Carolina	112,626
Harbor Freight	Midland, Michigan	14,624
Advance Auto Parts	Ludington, Michigan	6,604
Advance Auto Parts	New Baltimore, Michigan	6,784
Bass Pro Shops	Hermantown, Minnesota	66,033
Walmart	Hempstead, Texas	52,190
Advance Auto Parts	St. Paul, Minnesota	7,201
At Home	Turnersville, New Jersey	89,460

Schedule 1 - 2

Office Depot	Albuquerque, New Mexico	30,346
Dollar General	Albuquerque, New Mexico	10,023
7-Eleven	Olathe, Kansas	4,165
OfficeMax	Gasden, Alabama	23,638
Family Dollar	Dearing, Georgia	9,288
Best Buy	Dayton, Ohio	45,535
~~Mattress Firm~~	~~Richmond, Indiana~~	~~5,108~~
Tractor Supply Company	Owensville, Missouri	38,452
Family Dollar	McKenney, Virginia	10,531
Family Dollar	Van Buren, Missouri	10,500
Family Dollar	Tipton, Missouri	10,557
Family Dollar	Lake Village, Arkansas	14,592
Sportsman’s Warehouse	Morgantown, West Virginia	30,547
N/A (Vacant)	Oceanside, New York	15,500
Dollar Tree	Madill, Oklahoma	9,682
Dollar Tree	Gladewater, Texas	10,111
Walgreens	Blackwood, New Jersey	14,820
Walgreens	Decatur, Illinois	14,820
Walgreens	Edgewater, Maryland	14,820
Walgreens	Glen Burnie, Maryland	14,490
CVS	Baton Rouge, Louisiana	13,813
Dollar Tree	Phillipsburg, Kansas	10,500
Dollar Tree	Superior, Nebraska	10,500

Schedule 1 - 3

Family Dollar	Sabetha, Kansas	10,500
Dollar Tree	Plainville, Kansas	10,500
Family Dollar	Murfreesboro, Arkansas	10,500
Family Dollar	Burlington, Kansas	10,500
Harbor Freight	Washington, Missouri	23,466
Family Dollar	Caneyville, Kentucky	10,604
Dollar General	Ellicottville, New York	9,144
Dollar General	Perry, New York	9,181
Dollar General	Dansville, New York	9,174
Dollar General	Warsaw, New York	14,495
Best Buy	Lafayette, Louisiana	45,611
Lowe’s	Logan, West Virginia	114,731
Old Time Pottery	West Chicago, Illinois	78,721
Dollar Tree	Amsterdam, Ohio	10,500
Dollar Tree	Sulphur, Oklahoma	10,000
Mattress Firm	Gadsden, Alabama	7,237
Mattress Firm	Lake City, Florida	4,577
Family Dollar	Town Creek, Alabama	10,545
Dollar Tree	Medicine Lodge, Kansas	10,566
Dick’s Sporting Goods	Chesterfield Township, Michigan	49,979
Family Dollar	Tecumesh, Nebraska	10,644
Home ~~Dept~~Depot	Woodridge, Illinois	110,626
Dick’s Sporting Goods	Victor, New York	120,908

Schedule 1 - 4

Bounce Hopper	Victor, New York	20,055
Family Dollar	Caney, Kansas	10,555
Family Dollar	Auburn, Nebraska	10,577
Family Dollar	Anderson, Alabama	10,607
Walmart	Malden, Missouri	48,081
Family Dollar	Des Arc, Arkansas	10,555
Marshalls, Michaels, Home Goods, Starbucks, et al.	Vineland, New Jersey	84,918
Verizon	Vineland, New Jersey	6,034
Best Buy	Vineland, New Jersey	20,460
Dick’s Sporting Goods	Vineland, New Jersey	50,000
Home Depot	Vineland, New Jersey	125,218
Red Robin	Vineland, New Jersey	4,575
Lowe’s	Adrian, Michigan	101,287
Lowe’s	Fremont, Ohio	125,357
Family Dollar	Anthony, Kansas	10,500
Crunch Fitness	Buford, Georgia	24,800
Family Dollar	McGehee, Arkansas	10,993
Family Dollar	Lake City, Arkansas	10,424
Best Buy	Downers Grove, Illinois	62,860
Golf Galaxy	Downers Grove, Illinois	38,297
Golf Galaxy	Glen Allen, Virginia	23,635
Crabby’s/Beach House	Bradenton Beach, Florida	22,131
Crabby’s/Sand Bar	Anna Maria, Florida	10,600

Schedule 1 - 5

Crabby’s/Mar Vista	Longboat Key, Florida	6,520
BJ’s Wholesale Club	Concord, North Carolina	108,532
At Home	Concord, North Carolina	108,532
Nawabi Hyberdad	Concord, North Carolina	7,480
Boot Barn	Concord, North Carolina	10,037
Carabba’s Italian Grill	Concord, North Carolina	6,382
Lowe’s	Knoxville, Tennessee	142,092
Academy Sports	Tupelo, Mississippi	62,943
Alamo Drafthouse	Westminster, Colorado	43,815
GermFree	Ormond Beach, Florida	160,013
Burger King	Dundee, Michigan	3,255
Walmart	Houston, Texas	131,039
Walmart	Richmond, Virginia	116,425
TJ Maxx	Richmond, Virginia	21,089
Petco	Richmond, Virginia	13,386
Mya Nails	Richmond, Virginia	10,823
Advance Auto Parts	Richmond, Virginia	9,736
J.F. Williams	Richmond, Virginia	5,982
Ashley Home Store	Dayton, Ohio	33,310
Lowe’s	Stockton, California	138,136
Lowe’s	El Paso, Texas	136,545
Hardee’s	Bellville, Illinois	3,230
Hardee’s	Bluefield, Virgina	3,763

Schedule 1 - 6

Jiffy Lube	Lake Charles, Louisiana	1,897
~~SMD Hopkins~~Aspen Retail	Aspen, Colorado	6,529
Aldi	Geneva, Wisconsin	18,866
HomeGoods	Geneva, Wisconsin	18,224
Petco	Geneva, Wisconsin	14,279
Alamo Drafthouse	Denver, Colorado	49,806
Lowe's	Edmond, Oklahoma	115,000
Best Buy	McAllen, Texas	45,000
Kids Wonderland	McAllen, Texas	18,027
Lowes	Fairfax, Virginia	84,938
Dicks Sporting Goods	Asheville, North Carolina	44,000
Havertys	Asheville, North Carolina	33,000
La-Z-Boy	Asheville, North Carolina	23,575
Ashley HomeStore	Asheville, North Carolina	25,000
Michaels	Asheville, North Carolina	20,000
Dollar Tree	Asheville, North Carolina	9,999
CenterWell Senior Care	Asheville, North Carolina	6,388
La Rumba	Asheville, North Carolina	5,600
Vacant	Asheville, North Carolina	1,600
Burlington	Chandler, Arizona	50,000
El Dorado Packaging	Omaha, Nebraska	93,473
El Dorado Packaging	Rosemount, Minnesota	171,188
Laxness	El Dorado, Arkansas	245,658

Schedule 1 - 7

Novipax	Grenada, Mississippi	65,844
Novipax	Paxinos, Pennsylvania	53,868
Novipax	Rockingham, North Carolina	81,365
NPX One	Indianapolis, Indiana	156,929
NPX One	Reading, Pennsylvania	288,640
AIS Enclosure Systems	Chattanooga, Tennessee	182,422
Playcore	Holland, Michigan	150,782
Standard Precast	Jacksonville, Florida	127,565
Sun Microstamping	Clearwater, Florida	97,000
Wiseco	Mentor Ohio	136,043

Part II – Unencumbered Mortgage Receivables

Tenant	City, State
Wawa Land Development	Greenwood, Indiana
Wawa Land Development	Antioch, Tennessee
~~At Home Plaza~~	~~North Canton, Ohio~~
~~N/A (Retail Land Development)~~	~~Stuart, Florida~~
Cornerstone Exchange	Daytona Beach, Florida
~~Old Time Pottery~~Costco Mixed-Use Development	~~Orange Park, Florida~~Atlanta, Georgia
~~N/A (Commercial Building)~~	~~Reno, Nevada~~
~~Costco Mixed-Use Development~~Covington	Atlanta, Georgia
Publix-Anchored Development	Lexington, Kentucky
~~Industrial~~Albrae	Fremont, California

Schedule 1 - 8

N/A (Mixed Use Development)	Lake Toxaway, North Carolina
N/A (Luxury Residential Development)	Austin, Texas
N/A (Mixed Use Redevelopment)	Denver, Colorado
N/A (Mixed Use Development)	Herndon, Virginia

Part III – Unencumbered Equity Investments

None.

Schedule 1 - 9

SCHEDULE 6.2

SUBSIDIARIES

Schedule 1 - 1

Schedule 6.6

Material Adverse Change

Schedule 1 - 1

Schedule 6.11

Litigation

Schedule 1 - 1

Schedule 6.12

Tax Returns

Schedule 1 - 1

Schedule 6.17

Environmental Issues

Schedule 1 - 1

Schedule 6.23

Maintenance and Condition

Schedule 1 - 1

Schedule 8.7

Existing Liens

Schedule 1 - 1